EXHIBIT 10.9


                       LAND ACQUISITION AND DEVELOPMENT
                                 LOAN AGREEMENT

           THIS LAND ACQUISITION AND DEVELOPMENT LOAN AGREEMENT is made as of the _________ day of ____________________________, 1995, by and between
TRANSEASTERN ABERDEEN PROPERTIES, INC., a Florida corporation ("Borrower") and BERKELEY FEDERAL BANK & TRUST FSB ("Lender").

                            PRELIMINARY STATEMENTS

      A. Borrower has requested Lender to make an acquisition and development loan to Borrower in the maximum aggregate principal amount of Twenty-three Million Nine Hundred Thousand and No/100 Dollars ($23,900,000.00) (the "Acquisition and Development Loan" or "Loan"), and Lender has agreed to do so subject to the terms set forth herein and in the other Loan Documents, as defined below.

      B. To secure the Loan and Borrower's obligations under the Loan Documents, Borrower has executed and delivered or agreed to execute and deliver to Lender a Mortgage, Assignment of Rents, Financing Statements and other security documents, as defined below.

      C. To induce Lender to make the Loan, Transeastern Properties of South Florida, Inc., a Florida corporation ("Transeastern Properties"), Arthur Falcone, Marcy Falcone, Edward Falcone, Diana Falcone, Phillip Cucci, and Linda Cucci (jointly and severally herein all the "Guarantors"), have agreed to execute and deliver to Lender their unconditional guaranty of payment of the Loan and completion of the Improvements and the Project, as defined below.

            NOW, THEREFORE, in consideration of the premises and the mutual promises herein contained, the parties intending to be legally bound agree as follows as it may be supplemented, amended, renewed, restated, extended or replaced:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

      1.1 "AGREEMENT" shall mean this Land Acquisition and Development Loan Agreement.

      1.2 "APPRAISAL" shall mean an appraisal of the Property ordered by Lender, at Borrower's sole cost and expense, in form and substance acceptable to Lender, at Lender's sole discretion, and from an appraiser or appraisal company approved by Lender in writing.

      1.3 "APPROVED BUDGET" means the line item budget for the Project, broken down into its component parts as follows: (i) the


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Planned Unit Development ("PUD") budget; and (ii) the Infrastructure budget. The
Approved Budget and each of its component budgets shall be approved in writing by Borrower, Lender, Lender's Consulting Engineer and the General Contractor and any supplements and/or modifications to any part or the whole shall also be may be approved by Borrower, Lender, Lender's Consulting Engineer and the General Contractor in writing from time to time in accordance with the terms of this Agreement.

      1.4 "ASSIGNMENT OF LEASES" shall mean the Assignment of Leases and Rents executed by Borrower and delivered to Lender, in form and substance acceptable to Lender.

      1.5 "BORROWER'S COUNSEL'S OPINION" shall mean (a) an opinion letter from Borrower's counsel to and for the benefit of Lender and Lender's counsel, regarding Borrower, the Loan, the authorization, validity, and enforceability of the Loan Documents, and such other matters as Lender may reasonably request, in form and substance acceptable to Lender, and (b) an opinion letter from Guarantor's counsel to and for the benefit of Lender and Lender's counsel, regarding the Guarantor, the Loan, the authorization, validity, and enforceability of the Guaranty and the other Loan Documents, and such other matters as Lender may reasonably request, in form and substance acceptable to Lender.

      1.6 "BORROWER'S DEPOSIT" shall have the meaning given to it in Section 2.2(r)

      1.7 "BORROWER'S EQUITY" shall have the meaning given to it in Section 2.2(r).

      1.8 "BORROWER'S REQUIRED INVESTMENT" shall mean the funds necessary, if any, in excess of the proceeds of the Loan and in excess of the Borrower's Deposit, to pay the cost of the Project, and to complete the Project free of all liens except the legal operation and effect of the Mortgage and such other encumbrances as have been approved by Lender, whether or not the Mortgage has been executed, delivered, and recorded. For example, if the direct construction costs, in the sole judgment of the Consulting Engineers, plus non-construction costs as estimated by Lender, in its sole judgment, exceed the amount of the Loan, the Borrower's Required Investment shall include the amount of the excess of such costs in the Project as required to complete the Project free of all liens, whether or not the Mortgage has been executed, delivered, and recorded. When determining the amount of Borrower's Required Investment, Lender shall not include such funds as are then unavailable for advance under some special restriction or limitation or reserve account set forth in this Agreement.

      1.9 "BULK SALES" shall have the meaning given to it in Section 2.2(m).


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      1.10 "CASH FLOW DEFICIT" shall have the meaning given to it in Section
2.10.

      1.11 "CERTIFICATE AND AGREEMENT" shall mean (a) the Certificate and Agreement executed by Borrower and the shareholders of Borrower regarding ownership and control of Borrower, and (b) the Certificate and Agreement executed by the Guarantor and the officers of the Guarantor regarding ownership and control of the Guarantor, each in form and substance acceptable to Lender.

      1.12 "CHANGE ORDERS" shall mean the changes in the Plans pursuant to the terms hereof which would either increase any price, extend any time period or change the quality or scope of the Improvements.

      1.13 "COLLATERAL" shall mean all Property that is covered by an Security Agreement or Mortgage.

      1.14 "COMMITMENT LETTER" shall mean the commitment letter from Lender to Transeastern Properties dated August 16, 1995, as the same has been assigned to and the obligation thereunder assumed by Borrower, which assignment was expressly consented to by Lender within the body of the Commitment Letter .

      1.15 "COMPLETION DATE" shall mean the various dates, as applicable to various aspects of the construction, as set forth on schedule attached hereto as EXHIBIT "D".

      1.16 "CONSENT OF DESIGN PROFESSIONAL" shall mean the Consent of Design Professional from each Design Professional to Lender, in form and substance acceptable to Lender.

      1.17 "CONSULTING ENGINEERS" shall mean Shalloway, Foy, Ramon & Newell, or any individual or engineering firm engaged by Lender to advise and assist Lender in connection with the Project, including inspecting the progress of construction.

      1.18 "CORPORATE MANAGEMENT FEE" is defined within the definition of "Operating Costs" defined hereinbelow.

      1.19 "DEBT SERVICE" shall have the meaning given to it in Section 2.9.

      1.20 "DESIGN PROFESSIONAL" shall mean collectively, the architects, engineers, other professional consultants and planners with any other person or entity approved by Lender with whom Borrower contracts to provide planning, design, architectural, engineering or other similar services relating to the Project, if any.

      1.21 "DESIGN SERVICE CONTRACT" shall mean, collectively, all contracts and agreements entered into between Borrower and each


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Design Professional pertaining to the design, development and construction of the Improvements.

      1.22 "DEVELOPMENT BUDGET" shall have the meaning given to it in Section 2.3(j).

      1.23 "DEVELOPMENT PLAN" shall have the meaning given to it in Section 2.3(k).

      1.24 "EQUITY FUNDS" shall have the meaning given to it in Section 2.2(r).

      1.25 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, and the regulations promulgated thereunder, as the same may be amended from time to time.

      1.26 "EVENT OF DEFAULT" shall have the meaning given to it in Article
VIII.

      1.27 "GENERAL CONSTRUCTION CONTRACT" shall mean the construction contract between Borrower and Transeastern Properties, as approved by Lender in its sole discretion, regarding rendering of services or the furnishing of materials, supplies, equipment or labor in connection with the construction of the Improvements at the Project, in form and substance acceptable to Lender.

      1.28 "GENERAL CONTRACTOR" shall mean Transeastern Properties, or such other general contractor acceptable to Lender.

      1.29 "GENERAL CONTRACTOR'S CONSENT" shall mean the letter from the General Contractor to Lender, in form and substance acceptable to the Lender.

      1.30 "GENERAL WAIVER OF LIENS" shall mean the waiver of lien executed by the Contractor and by each contractor, laborer and supplier furnishing label or materials to the Property or for the project.

      1.31 "GOVERNMENTAL REQUIREMENTS" shall mean all statutes, laws, ordinances, rules, regulations, orders, writs, injunctions or decrees of any governmental authority applicable to Borrower, Guarantor or the Property.

      1.32 "GROSS REVENUES" shall mean for any given period all revenues, receipts and consideration of any nature whatsoever, whether in cash or otherwise, paid, credited or received by Borrower and derived in any manner from the Property or its operations, including , but not limited to (i) all deposits received which Borrower has no legal obligation to refund, (ii) all charges or fees received by Borrower for services (including, without limitation, marketing and management fees), (iii) memberships sold (including, without limitation, any and all club memberships) at, from or as a consequence of Borrower's presence or


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business at the Property, or any cancellation or termination thereof, (iv) all charges or monies, received as a consequence of the sale of Lots not improved with residential units or Models at the Property, or any cancellation or termination thereof, (v) disbursements from the Interest Reserve, (vi) disbursements from the Cash Flow Deficit Reserve, (vii) disbursements to fund the payment of closing costs relating to the acquisition of the Project all as accepted and approved by Lender as evidenced by Lender's execution of the Loan Disbursement Statement itemizing said closing costs, (viii) condemnation proceeds and insurance proceeds in excess of such proceeds used in repairing and restoring the Property; (ix) all proceeds, profits, income and all other sums of money or otherwise as may be derived from the sale by Borrower of any of its developer rights in and to Lots at the Project, or from the sale of water and sewer allocations, benefits and rights (including, those pertaining to any tap-in fees, connection fees, allocation of ERC's and the like), including any other allocations, and any other developer rights appurtenant to the Project;
(x) all proceeds, profits, income and all other sums of money or the value of any benefits derived from the sale, transfer or assignment of any land use or regulatory approvals including, without limitation, those which may pertain to density, development rights, water and /or sewer contracts or allocations by Borrower to (1) Engle Homes/Palm Beach, Inc., a Florida corporation ("Engle"), including that certain $150,000.00 security deposit (the "Engle Deposit") paid by Engle to Borrower (the "Engle Contract") or (2) H.A. Cumber of Boynton Beach, Inc., a Florida corporation ("Cumber"), including that certain $100,000.00 security deposit (the "Cumber Deposit") paid by Cumber to Borrower (the "Cumber Contract"), and the said Engle Deposit and Cumber Deposit shall have been deposited by Borrower in separate escrow accounts with a financial institution acceptable to Lender, subject to disbursement in accordance with the Engle Contract and the Cumber Contract, as applicable, which escrow accounts shall be opened in the name of Borrower and Lender, and any withdrawals therefrom will require the signature and authorization of both Borrower and Lender, (xi) any contracts entered into by Borrower subsequent to the date of this Agreement and approved by Lender for sale by Borrower of any of its developer rights in and to Lots at the Project, or from the sale of water and sewer allocations, benefits and rights (including, those pertaining to any tap-in fees, connection fees, allocation of ERC's and the like), all as may be accepted and approved by Lender and the security deposits paid in connection therewith shall have been deposited by Borrower in separate escrow accounts with the financial institution acceptable to Lender, subject to disbursement in accordance with the terms of such contracts, which escrow accounts shall be opened in the name of Borrower and Lender, and any withdrawals therefrom will require the signature and authorization of both Borrower and Lender; and (xii) and any non-cash consideration shall be valued at fair market value.


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      1.33 "GUARANTOR" shall mean Transeastern Properties, Arthur Falcone, Marcy
Falcone, Edward Falcone, Diana Falcone, Phillip Cucci, and Linda Cucci, and any other guarantor, accommodation party, endorser, or surety of Borrower's obligation to Lender at any time.

      1.34 "GUARANTY" shall mean each guaranty given by any Guarantor to Lender to secure the Loan in whole or in part, as the same may be amended from time to time.

      1.35 "IMPROVEMENTS" shall mean all of the improvements to be made in, on, under, and over the Land in completing the Project in accordance with the Plans and in accordance with all dates for the submission of plans and specifications, construction commencement and construction completion as the same are more particularly outlined in EXHIBIT "D" attached hereto and made a part hereof, including but not limited to all buildings, appurtenant parking areas, landscaped areas, walkways, and driveways, together with all appurtenant improvements including, without limitation, (a) the construction of all rights of ingress and egress in accordance with all Governmental Requirements and the acceptance of the dedication of applicable roadways, streets, etc. by the applicable governmental authorities having jurisdiction with respect thereto; and (b) the construction of all water, sewer and other utility services (whether on-site or off-site) in accordance with all Governmental Requirements and the acceptance of the conveyance of the utilities by the applicable governmental authorities having jurisdiction with respect thereto.

      1.36 "INTEREST RESERVE ACCOUNT" shall have the meaning given to it in
Section 2.9.

      1.37 "LAND" shall mean the real property located within the development known as the Aberdeen PUD, which PUD includes the Aberdeen Golf and Country Club, comprised of 203 subdivided and improved lots, and unsubdivided land which has been approved for 780 single family residential units ("improved" as used here shall refer to subdivision improvements, including, but not limited to, roadways, walkways, utilities and the like) (the "Lots"), eight model homes (the "Model Homes") and a 5,000 square foot free standing sales facility (the "Sales Office"), all of which are located in Palm Beach County, Florida and which is the real property described in and encumbered by the Mortgage.

      1.38 "LOAN" shall have the meaning given to it in Preliminary Statement A.

      1.39 "LOAN DOCUMENTS" shall mean this Agreement, the A&D Note, the Mortgage, the Security Agreement, the Guaranty, the Borrower's Counsel's Opinion, the Consent of Design Professional, the General Contractor's Consent, the Certificate and Agreement, the Assignment of Leases, the Assignment of Purchase Contracts, the Assignment of


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Security Deposits, the Assignment of Contractor's Agreement, the Assignment of
Plans and Specifications, the Assignment of Marketing Agreement, and all other documents, instruments and agreements now existing or hereafter entered into by Borrower, any Guarantor, or any other person with Lender in relation to the Loan, as the same may be amended from time to time. The Loan Documents executed and delivered by Borrower and each Guarantor, if any, are listed on the Closing List attached hereto as EXHIBIT A.

      1.40 "LOTS" shall have the meaning given to it within the definition of "Land."

      1.41 "MAJOR SUBCONTRACTOR" shall mean each subcontractor whose contract for the Project involves a function Lender believes to be essential to the Project.

      1.42 "MAJOR SUPPLIER" shall mean each supplier whose contract for the Project involves a function Lender believes to be essential to the Project.

      1.43 "MAXIMUM CONTRACT AMOUNT" shall mean the stipulated/lump sum contract amount in accordance with the General Construction Contract.

      1.44 "MEMBERSHIP MARKETING FEES" shall mean all revenues, receipts, and consideration received by Borrower and derived from that certain Membership Marketing Agreement by and between UDC Homes, Inc., a Delaware corporation and Borrower as successor in interest to Transeastern Properties dated as of the Closing Date, together with all rights with respect to said Membership Marketing Agreement, as assigned to Lender.

      1.45 "MODEL HOMES" shall have the meaning given to it within the definition of "Land".

      1.46 "MORTGAGE" shall mean the mortgage granted by Borrower for the benefit of Lender covering the Land and Improvements, and covering Personal Property relating to the Project, and recorded among the land records of the jurisdiction in which the Land is located, as the same may be amended from time to time.

      1.47 "NET CASH FLOW" shall mean for any given period the difference between Gross Revenues and Operating Costs.

      1.48 "NOTE" shall refer to and mean the promissory note of even date herewith from Borrower to the order of Lender in the principal amount of $23,900,000.00 evidencing sums to be advanced to Borrower for land acquisition and development relating to the Land (the "A&D Note").

      1.49  "OFFSITE MATERIALS" shall have the meaning given to it in
Section 2.4(h).


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      1.50 "OPERATING COSTS" shall mean the line item amounts for recurring costs and expenses incurred by Borrower in the ordinary course of operating and maintaining the Property for any given period, including, without limitation, ad valorem taxes, income taxes, insurance premium payments, common area utility charges, security charges, advertising expenses, marketing expenses, payroll expenses for Borrower's employees, Corporate Management Fees (which include any contractor fees due Borrower or Borrower's affiliates) with respect to the Property approved by Lender (it being agreed by the parties that such right of approval is only for purposes of calculating Operating Costs and Net Cash Flow, and gives Lender no right to control or approve Borrower's operation of the Property) and other expenses. Operating Costs shall not include: (i) payments to Borrower or any affiliate of Borrower unless mutually agreed by Borrower and Lender to be expenses relating to the day to day operations of the Property pursuant to generally accepted accounting principles; (ii) payments under the Loan or this Agreement or under any other borrowing not permitted pursuant to the terms of the Loan; (iii) depreciation or other non-cash items. With respect to Operating Costs such as taxes and insurance that cover more than one calendar quarter, Borrower and Lender shall create an escrow with Lender for such items, and funds placed in such escrow fund in accordance with an operating budget approved by Borrower and Lender shall be deemed to be Operating Costs even though the item to which such funds relate is not then due and payable, only amounts added to the escrow fund during such quarter and not the payment of such item, shall be deemed Operating Costs until the reserve or escrow fund is exhausted, thereafter funds from other sources used to pay such items shall also be deemed Operating Costs. For purposes of this paragraph, Corporate Management Fees shall mean all costs, expenses and such other fees as initially provided to Lender by Borrower as the costs, expenses and fees necessary for the actual operation and management of the Project and consistent with other projects operated and managed by Borrower and similar in nature to the Project, which Corporate Management Fees payable to Transeastern Properties of South Florida, Inc. shall in no event exceed a total sum of $62,500.00 per month or such other sum as agreed upon in writing by Borrower and Lender upon review of the actual expense of managing and operating the Project, which Cash Management Fees will only be paid to Borrower upon Lender's receipt of a monthly report itemizing the Operating Costs.

      1.51  "ORDER" shall have the meaning given in Section 2.1(d).

      1.52 "PERMITTED ENCUMBRANCES" shall mean (a) the liens and security interest of Lender arising under this Agreement, under any Security Agreement, or under the Mortgage; (b) such matters as are expressly stated as exceptions to title in any Title Insurance Commitment, as marked up at closing and accepted by Lender; (c) such matters affecting Personal Property as are expressly disclosed on EXHIBIT B to this Agreement; (d) liens for taxes, assessment


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being contested in good faith by appropriate proceedings promptly initiated and diligently conducted, provided that a reserve or other appropriate provision as may be required by generally accepted accounting principles shall have been made therefor and no foreclosure, distraint, sale or other similar proceedings shall have been commenced; and (e) such other matters affecting the Property as Lender may accept in writing from time to time in Lender's sole discretion.

      1.53 "PERSONAL PROPERTY" shall mean all of Borrower's now owned and hereafter acquired personal property and fixtures located on the Land or in the Improvements or obtained or held in connection with the Land, Improvements, or the Loan, regardless of where such personalty is located, including, but not by way of limitation, all goods, fixtures, equipment, inventory, products of inventory, accounts, contract rights, leases, letters of credit, proceeds of letters of credit, chattel paper, general intangibles and instruments, and all cash and non-cash proceeds thereof, including but not limited to insurance proceeds.

      1.54 "PLANS" shall mean the final plans, drawings, and specifications for the Project that have been or are to be prepared by or under the supervision of the Design Professional, and have been or are to be delivered to, and must be acceptable to, Lender and the Consulting Engineers.

      1.55 "PROJECT" shall mean the Land within the Aberdeen PUD to be acquired by Borrower and the construction of subdivision improvements on the Lots (as hereafter defined) as contemplated by the Plans, together with appurtenant facilities, including landscaping, paving, and on-site and off-site improvements in accordance with the Plans.

      1.56 "PROJECT COSTS" shall mean the total of the costs, expenses and fees required for the construction of the Project as set forth in the Approved Budget.

      1.57 "PROPERTY" shall mean the Land, the Improvements, and the Personal Property.

      1.58 "PURCHASE AGREEMENT" shall have the meaning set forth in Section 2.1(a).

      1.59 "SALES OFFICE" shall have the meaning given to it within the definition of "Land"

      1.60 "SECURITY AGREEMENT" shall mean each security agreement other than the Mortgage, if any, executed by Borrower to secure the Loan, as the same may be amended from time to time.

      1.61 "STORED MATERIALS" shall have the meaning given to it in Section 2.4.(k).


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      1.62 "SUPPORTING DOCUMENTS" shall mean (i) resolutions of the Borrower, authorizing the execution, delivery and performance of this Agreement, the borrowing hereunder and the Loan Documents; (ii) a certificate of the Secretary of the Borrower as to authenticity and completeness of a copy of the By-Laws of Borrower attached thereto and as to the incumbency and signatures of the officers of Borrower signing the Loan Documents; (iii) a certificate of the Secretary of State from the state of formation as to the good standing of Borrower; (iv) a copy of the Articles of Incorporation and any amendments thereto and all other charter documents of the Borrower as certified by the Florida Secretary of State; (v) certified copies of resolutions of the Board of Directors of Guarantor, authorizing the execution, delivery and performance of the Guaranty and the other Loan Documents; (vi) a certificate of the Secretary of the Guarantor as to the authenticity and completeness of a copy of the By-laws of Guarantor attached thereto and as to the incumbency and signatures of the officers of Guarantor signing the Guaranty and the other Loan Documents;
(vii) a copy of the Articles of Incorporation and all other charter documents of the Guarantor, all certified by an officer of the Guarantor as being correct and complete; (viii) a certificate of the Secretary of State from the state of formation as to the good standing of the Guarantor, and charter documents on file; and (ix) such additional supporting documents as Lender or counsel to Lender may reasonably request.

      1.63 "SURVEY" means a survey prepared at Borrower's expense in accordance with the survey requirements set forth in the Commitment Letter between Borrower and Lender, by a registered engineer who shall certify thereon that the location of the Improvements is in compliance with all set-back lines and other applicable restrictions and such other certifications as Lender may request.

      1.64 "TITLE COMPANY" shall mean Ticor Title Insurance Company, underwriter for the title insurance agent that issued the Title Insurance Commitment and shall issue the Title Insurance Policy, and all necessary endorsements thereto, or such other title insurance company as may be acceptable to Lender.

      1.65 "TITLE INSURANCE COMMITMENT" shall mean the Title Company's commitment for a mortgagee's policy of title insurance in favor of Lender, identified by Commitment No. 95-114.000 with an effective date of July 20, 1995, proposing to insure the Loan in the aggregate amount of $23,900,000.00 covering the Land and any Improvements on the Land, issued by the Title Company.

      1.66 "TITLE INSURANCE POLICY" shall mean the mortgagee policy of title insurance issued in standard ALTA form (1970 - last amended 10/17/84) by the Title Company, at Borrower's sole cost and expense, to insure the lien and first priority of the Mortgage with respect to the Land and any Improvements on the Land, without


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exceptions as to mechanics' liens or survey and with no other exceptions objectionable to Lender.

      1.67 "UCC-11 SEARCH" shall mean a search of the records of the Florida Secretary of State evidencing any UCC filings against the Borrower, which UCC-11 Search shall be current as of the recording of the Mortgage.

      1.68 "USE OF PROCEEDS" means the Use of Proceeds attached hereto as COMPOSITE EXHIBIT C, which shall include the preliminary Development Budget, as modified from time to time in the sole discretion of Lender upon request of Borrower.


                                   ARTICLE II

                        ACQUISITION AND DEVELOPMENT LOAN

      2.1   RECITALS

            (a) Borrower has entered into an Agreement for the Purchase and Sale of Real Property dated July 19, 1995 (the "Purchase Agreement") to acquire the Property.

            (b) Borrower and Lender both acknowledge that Borrower's purchase of the Property pursuant to the Purchase Agreement is subject to the approval by the U.S. Bankruptcy Court for the District of Delaware.

            (c) Borrower is a "good faith purchaser" with the meaning of 11 U.S.C. ss.363(m).

            (d) Borrower has delivered to Lender prior to the execution of the Agreement in form and substance satisfactory to Lender, an order from the U.S. Bankruptcy Court for the District of Delaware in the proceeding styled, UDC HOMES, INC., et al., CASE NO. 95-558 (HSB), evidencing the Court's approval of the Purchase Agreement (the "Order").

            (e) All applicable appeal periods relating to the Order authorizing the sale of the Property to Borrower have expired and title to the Property shall, simultaneously with the closing hereof, have vested in Borrower free and clear of liens, interests, or encumbrances and/or claims of any kind or nature except for the Permitted Encumbrances.


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            (f)   Lender shall make the Acquisition and Development Loan to
                  Borrower in advances pursuant to the terms of the Commitment Letter, the Development Budget as set forth on the Use of Proceeds applicable to the Acquisition and Development Loan and Borrower expressly agrees to comply with and perform all of the terms and conditions of this Agreement, the Commitment Letter, the A&D Note, the Mortgage and the Loan Documents evidencing and securing the Loan. The Acquisition and Development Loan shall be evidenced by the A&D Note and secured by the Mortgage and other Loan Documents.

      2.2 CONDITIONS TO LENDER'S OBLIGATION TO FIRST ADVANCE FOR ACQUISITION COSTS UNDER THE LOAN. The following conditions are precedent to the obligation of the Lender to fund under the Acquisition and Development Loan (an "Advance") for acquisition costs and shall be complied with in form and substance prior to the first Advance (the "First Advance") hereunder:

            (a) RECITALS. All recitals contained in Section 2.1 of this Agreement shall be true and correct and are hereby incorporated herein by the reference and made a part hereof.

            (b) TITLE INSURANCE: Borrower shall deliver to Lender the Title Insurance Commitment, as marked-up at closing and approved by Lender, issued by Title Company, in an amount equal to the principal amount of the A&D Note, which Title Insurance Policy
                  (i) shall insure Lender against loss or damage on account of mechanics' liens which may be filed upon the Property, (ii) shall insure that the Mortgage is a valid first lien on the Property at the time of each advance, and (iii) shall insure that title to the land is good and marketable and free and clear of all liens, encumbrances, easements, exceptions, reservations and restrictions except for the Permitted Encumbrances. From and after the date of the closing of the Loan and the execution and delivery of this Agreement by all parties hereto, Borrower shall not execute or enter into any agreement, easement or dedication which would further encumber the Property, without Lender's prior review, approval and express written consent of same.

            (c) SURVEY: Borrower shall deliver to Lender a current sketch of survey prepared by a survey acceptable to Lender of the Property showing the following:


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                  (i)   the location of the perimeter of the Land by courses and
                        distances and perimeter footings in place, and by reference to Township, Range and Section, excluding the platted lots within the Land;

                  (ii) the location of and the identification by reference to recording data of all easements, rights-of-way, conditions and restrictions on or appurtenant to the Property;

                  (iii) the location of all building setback lines;

                  (iv) the lines of the streets abutting the Property and the width thereof;

                  (v) all encroachments, and the extent thereof in feet and inches upon the Property;

                  (vi) the Improvements, to the extent constructed, and for a construction draw the relation of the Improvements by distances to the building setback lines and the street lines;

                  (vii) if the Property is described as being on a filed map, a legend relating to the plat of survey to such map; and

                  (viii)all matters set forth in the Surveyor's Certificate
                        attached to the Commitment Letter.

            (d) TITLE COMPANY'S AGREEMENT: An agreement by the Title Company in the form of EXHIBIT "E" attached hereto shall be executed and delivered to Lender;

            (e) NOTE: The A&D Note shall be duly authorized, executed and delivered to Lender;

            (f) MORTGAGE: The Mortgage shall be duly authorized, executed, acknowledged, delivered to Lender, and recorded, in the public records in and for Palm Beach County, Florida which Mortgage shall be a valid first mortgage lien on the Property and all fixtures and personal property to be used in connection with the Improvements;

            (g) GUARANTY: An agreement or agreements whereby Guarantor personally, if applicable, and jointly and severally, if more than one Guarantor, unconditionally guarantees the payment by the

                  Borrower of the Loan and the due and prompt performance by the Borrower of the A&D Note, the Mortgage, and the due and prompt performance by the General Contractor of the terms and conditions of the General Construction Contract, which Guaranty shall be duly authorized, executed and delivered to Lender;

            (h) ASSIGNMENT OF LEASES: The Assignment of Leases shall be duly authorized, executed, acknowledged and delivered to Lender and recorded in the public records in and for Palm Beach County, Florida;

            (i) MORTGAGOR'S AFFIDAVIT: An affidavit of Borrower shall be executed and delivered to Lender certifying that no liens exist on the Property other than for ad valorem taxes not yet due and payable and that the Property is encumbered by no other matters except the Permitted Encumbrances;

            (j) FINANCING STATEMENTS: Borrower shall execute and deliver to Lender and record or file with the appropriate governmental authority, the Financing Statements which Lender may require to perfect its security interest in the personal property described in the Mortgage;

            (k) ENGLE CONTRACT. Borrower shall execute and deliver to Lender a collateral assignment of the Engle Contract, together with the security deposits paid in connection therewith;

            (l) CUMBER CONTRACT. Borrower shall execute and deliver to Lender a collateral assignment of the Cumber Contract, together with the security deposits paid in connection therewith;

            (m) BULK SALES CONTRACTS. In the event that Borrower shall enter into one or more contracts for the sale of Models or Lots not improved with residential units at the Project, at any time and from time to time, Borrower shall execute and deliver to Lender a collateral assignment of any such contract or contracts, together with any security deposits paid in connection therewith ("Bulk Sales");

            (n) NOTICE OF COMMENCEMENT: If required pursuant to ss.713 , Florida Statutes, any required Notice of Commencement shall have been properly executed, acknowledged and delivered to Lender, and recorded in the public records in and for Palm Beach County, Florida and a certified copy of the Notice of

                  Commencement shall be posted at the job site at least one day subsequent to the date of recording of the Mortgage, and prior to, but within 30 days of, the commencement of any work or land development construction on the Land, and a copy thereof furnished to Lender. The Notice of Commencement shall designate the Title Company and Lender as additional persons upon whom notices shall be served. Borrower shall have the right to file subsequent notices upon the commencement of construction of the improvements on the Lots.

            (o) BUILDER'S RISK AND HAZARD INSURANCE: Borrower shall deliver to Lender the original policy of Builder's Risk and Hazard Insurance, in completed value form with extended coverage in the amount of the full replacement value of the Improvements as completed, issued by a company satisfactory to the Lender, duly endorsed to show the interest of Lender under a standard non-contributing mortgagee clause and providing that such policy will not be canceled without 10 days notice of Lender and that all insurance proceeds will be paid directly to Lender. Such policy include endorsements for (i) replacement cost (without deduction for depreciation); (ii) demolition and debris removal; (iii) increased costs of construction; (iv) ordinance deficiency (if the Property is a non- conforming use or of significant age); and (v) agreed costs or stipulated value. Borrower agrees that Lender shall have the right to take any action necessary to continue said insurance in full force and effect including, but not limited to, paying premiums; any funds advanced to continue said policies in full force and effect shall be considered as advances hereunder and shall bear interest from the date of disbursement at the same rate as other advances and payment of said funds and interest shall be secured by the Mortgage;

            (p)   PUBLIC LIABILITY AND WORKMEN'S COMPENSATION INSURANCE:
                  Borrower shall deliver evidence satisfactory to Lender of the existence of a public liability policy with minimum combined single limit coverage of $1 million per occurrence and $2 million in the aggregate with umbrella liability coverage in the minimum amount of $5 million, and worker's compensation insurance relating to the Property in amounts and issued by companies approved by Lender. Borrower agrees that Lender shall have the right to take any action necessary to continue said insurance in full force and effect including, but not limited to, paying premiums; any funds advanced to continue said policies in full force and effect shall be considered as advances hereunder and shall bear interest from the date of disbursement at the same rate as other advances and payment of said funds and interest shall be secured by the Mortgage;

            (q) APPRAISAL: Lender shall have received an appraisal in form and substance satisfactory to Lender, in its sole discretion, of the Land and proposed Land Development by an appraiser satisfactory to Lender, which appraisal shall support a loan to value ratio of not less than seventy-five percent (75%) of the aggregate Acquisition and Development Loan advances outstanding at any one time;

            (r) EQUITY FUNDS: Borrower shall deliver to Lender satisfactory evidence of payment of $2,000,000.00 representing Borrower's equity contribution toward the acquisition of the Property ("Borrower's Deposit"), together with such additional sums as may be required by Borrower pursuant to that portion of the Total Project Cost as set forth on the Use of Proceeds attached hereto as EXHIBIT "C" as "Borrower Equity," and shall deliver to Lender such other and detailed information concerning the components of the Total Project Cost allocated for the Acquisition and Development of the Property as may be required by Lender. It is implicitly understood by the Borrower that Borrower's Deposit shall be applicable to the acquisition of the Property and in no event, shall the Borrower's Deposit be intended, allocated or used for any costs relating to the development. Notwithstanding the foregoing, Borrower shall be responsible for and hereby assumes the risk for any sums necessary to complete the development of the Project in accordance with the Plans, including any sums for development costs over and above any costs approved by Lender pursuant to the Approved Budget, including, any cost overruns, any penalties, deficiencies, deposits or the like required by any party to the development. Any such sums necessary to develop the Project as evidenced by the Development Budget, in excess of the sums allocated in the Approved Budget and the Use of Proceeds, including sums for accrued interest (to the extent not paid from the Interest Reserve) and other costs related to the development of the Project, shall, upon Lender's demand, be deposited by Borrower in an interest bearing account with Lender opened in the name of Borrower ("Borrower's Required Investment"). Any portion of the Total Project Cost allocated to Borrower Equity and not paid or otherwise accounted for to Lender's satisfaction shall, at Lender's option, within forty-five (45) days from the date of written notice, be deposited by Borrower with Lender, together with any other funds required to be so deposited under this Agreement (the "Equity Funds"), such funds to be held and disbursed by Lender as provided in this Agreement;

            (s) CORPORATE DOCUMENTS: Borrower shall deliver to Lender the following documents:

                  (i) the certificate of incorporation and all amendments thereof, certified by the appropriate official of the State of its incorporation, together with a certificate of such official to the effect that such corporation is in good standing therein;

                  (ii) a good standing certificate from the Secretary of the State of Florida;

                  (iii) by-laws, certified by the Secretary of such corporation;

                  (iv) an incumbency certificate specifying by name and title the officers and directors, certified by the Secretary of such corporation; and

                  (v) certified resolutions of the shareholders and the Board of Directors authorizing the execution and delivery of this Agreement, the Mortgage, the Note, and all other documents necessary or desirable for the consummation of the transactions contemplated by this Agreement;

            (t) GUARANTOR'S ORGANIZATION DOCUMENTS: If Guarantor is an organization, Borrower shall deliver to Lender the same corporation or partnership documents for the Guarantor as required for Borrower, including without limitation, certified resolutions authorizing the execution and delivery of the Guaranty;

            (u) FLOOD INSURANCE: To the extent obtainable, Borrower shall deliver to Lender evidence satisfactory to Lender either that the Property is not within a hazardous flood area as designed by the Department of Housing and Urban Development and any other governmental authority, or, if the Property is within such a hazardous area, that the Property is covered by flood insurance supplied by the Federal Insurance Administration to the maximum amount available, all as provided in the Flood Disaster Protection Act of 1973, as amended, together with appropriate endorsements thereto providing for Lender's interests in the same manner as the Builder's Risk Insurance, including without limitation that such insurance will not be canceled without 10 days notice to Lender. Borrower agrees that Lender shall have the right to take any action necessary to continue said insurance in full force and effect including, but not limited to, paying premiums. Any funds advanced to continue said policies in full force and effect shall be considered as Advances hereunder and shall bear interest from the date of disbursement at the same rate as other Advances and payment of said funds and interest shall be secured by the Mortgage;

            (v) OPINION OF BORROWER'S COUNSEL: Borrower shall deliver to Lender an opinion of counsel for Borrower and addressed to Lender, such counsel to be reasonably satisfactory to Lender, with such opinion to contain such matters as Lender may reasonably require;

            (w) OPINION OF GUARANTOR'S COUNSEL: Guarantor, and if more than one, counsel for each Guarantor, shall deliver to Lender an opinion of counsel for each Guarantor and addressed to Lender, such counsel to be reasonably satisfactory to Lender, with opinion to contain such matters as Lender may reasonably require;

            (x) EXPENSES: Borrower shall have paid all those fees and charges due and payable or ordered paid by Lender in connection with the Acquisition and Development Loan including, but not limited to the expenses set forth in Section 2.7;

            (y) FINANCIAL STATEMENTS: Borrower and Guarantor shall have provided to Lender financial statements (which shall mean and include a balance sheet, statement of cash flow and income statement, all in form and in reasonable detail as Lender may require, sitting forth the financial condition (including contingent liabilities), cash flow and the income and expenses for the immediately preceding fiscal year prepared in accordance with generally accepted accounting principals consistently applied, and which fairly represent the financial condition of Borrower and each Guarantor. In addition, Transeastern Properties, parent corporation to Borrower, and each Guarantor shall deliver to Lender certified copies of their respective 1993 and 1994 tax returns, or such extensions thereto, as may be approved by Lender; and

            (z) PLEDGE AGREEMENT. Borrower shall execute and deliver to Lender a Pledge Agreement of all escrow accounts maintained with Bank of North America, excluding only those with respect to security deposits held pursuant to contracts for the sale of residential units under construction.

            (aa) OTHER DOCUMENTS: Borrower shall execute and deliver to Lender an assignment of Borrower's Time and demand deposits with Bank of North America, in a form approved by Lender.

            (bb) ASSIGNMENT OF EXCLUSIVE AGENCY BROKERAGE AGREEMENT. Borrower's affiliate, Executive Realty Group, Inc., shall execute and deliver to Lender an assignment of that certain Exclusive Agency Brokerage Agreement with Engle Homes/Palm Beach, Inc., in a form acceptable to Lender.

2.3 CONDITIONS TO LENDER'S OBLIGATION TO FIRST ADVANCE FOR DEVELOPMENT COSTS UNDER THE LOAN. The following conditions are precedent to the obligation of the Lender to fund any Advances under the Loan for development costs and shall be complied with in form and substance prior to the First Advance for development costs hereunder:

            (a) RECITALS. All recitals contained in Section 2.1 of this Agreement shall be true and correct and are hereby incorporated herein by the reference and made a part hereof;

            (b) ACQUISITION OF THE PROPERTY. Borrower shall have acquired the Property and complied in all respects with Section 2.2 of this Agreement;

            (c) CONTRACTS: Borrower shall deliver to Lender an executed copy of the General Construction Contract for the then applicable portion of the land development on the Property and its contracts with the Design Professional for the then applicable portion of the land development and, executed copies of the General Contractor's contracts with

                  Major Subcontractors and Major Suppliers for the then applicable portion of the land development and, if requested by Lender, executed copies of all contracts with subcontractors for the then applicable portion of the land development at the Project and any amendments or Change Orders thereto, all in form and substance satisfactory to Lender. The General Construction Contract shall contain a guaranteed maximum price for the construction and completion of the land development contemplated by the Plans and the Development Plan in accordance with EXHIBIT "D" and in an amount as accepted by Lender and as set forth on the Development Budget;

            (d) GENERAL CONTRACTOR'S AGREEMENT: A contractor's agreement in form to be approved by Lender in writing prior to execution shall be executed and delivered to Lender whereby General Contractor agrees that, in the event of default by Borrower under the terms of this Agreement or the Loan Documents, General Contractor will, at the request of Lender, continue performance pursuant to the General Construction Contract until completion of construction of the land development, provided General Contractor is paid for all necessary labor, materials and equipment furnished in accordance with the General Construction Contract;

            (e) DESIGN PROFESSIONAL'S AGREEMENT: An agreement by the Design Professional in a form to be approved by Lender in writing, and subsequently to be executed by the Design Professional and delivered to Lender whereby the Design Professional agrees that in the event of default by Borrower under the terms of this Agreement or the Loan Documents, the Design Professional will, at the request of Lender, (i) give, written notice to Lender of any default at least 60 days prior to suspending or terminating its obligations pursuant to its contract with Borrower or General Contract; (ii) continue performance pursuant to its contract with Borrower or General Contractor until completion of construction of the land development, provided the Design Professional is compensated in accordance with said contract for all such services rendered from and after the date on which Lender undertakes to complete the Project; (iii) assign the Plans to Lender at no cost to Lender other than the actual cost of making copies, and (iv) consent to the assignment by Borrower or General Contractor to Lender of the right to use or possess the Plans.

                  Borrower hereby assigns the Plans to Lender as additional security for the Loan;

            (f) MANAGEMENT CONTRACT. A consulting and management contract in the form of EXHIBIT "H" attached hereto shall be executed and delivered to Lender whereby University Plaza Management, Inc. (the "Management Company") agrees that, in the event of default by Borrower under the terms of this Agreement or the Loan Documents, the Management Company will, at the request of Lender, continue performance pursuant to its Management Agreement until completion of the Project;

            (g) CONSULTING ENGINEER'S AGREEMENT: An agreement by the Consulting Engineer in the form of EXHIBIT "I" attached hereto shall be executed and delivered to Lender. The Consulting Engineer shall review and approve all aspects of the land development, at Borrower's sole cost and expense, including, but not limited to review and approval of the General Construction Contract, the Design Professional's Contract, the Plans, the Development Budget, the Construction Budget, draw requests, inspection of the construction in place and including the extent of Completion;

            (h) PAYMENT AND PERFORMANCE BOND: At Lender's request, in its sole discretion, Borrower shall procure and deliver to Lender performance and payment bonds in the full amount of the Design Professional's Contract, the General Contractor's Contract, the Major Subcontractor's and Major Supplier's contracts for work related to the land development in form and substance and with sureties satisfactory to Lender, and Lender shall be named as co-obligee. In the event Lender's requirements pursuant to this subparagraph duplicate those of any governing governmental entity whether at the federal, state or local level, the requirements of such governmental entity shall prevail. Borrower shall deliver evidence satisfactory to Lender, of Borrower's satisfaction of any federal, state or local bonding requirements;

            (i) PUBLIC REQUIREMENTS: At least ten (10) days prior to Borrower's request for the First Advance, Borrower shall deliver to Lender:

                  (1) a copy of all valid and in-force permits, licenses, certificates and authorizations from all governmental authorities having jurisdiction confirming that the existing Improvements on the Property comply with all permits, licenses, certificates and authorizations pertaining to the construction thereof; and the permits, licenses, certificates and authorizations remain valid and in full force and effect;

                  (2) a copy of the development permits and when issued by the building permits authorizing construction of the Improvements together with a certificate from the Design Professional that the Improvements will conform to existing zoning laws and specified variances, if any;

                  (3) all other authorizations, permits or approvals, if any, required by any governmental authorities for the construction of the Improvements and operation of the Property for the purposes contemplated by the Plans, which are presently procurable;

                  (4) letters from local utility companies or municipal authorities stating that electric, telephone, sewer and water facilities will be available to the Property upon the completion of the Improvements;

                  (5) evidence from the proper municipality that the Property is not the subject of any outstanding permit, development or construction moratorium;

                  (6) if requested by Lender, a copy of the applicable zoning ordinances, certified by an appropriate official to be a complete and accurate statement thereof, and an up-to-date zoning map similarly certified;

                  (7) evidence that the soils are acceptable for the single family residential construction proposed for the Project;

                  (8) evidence satisfactory to the Lender that all roads necessary for the full utilization of the Improvements for their intended purposes have either been completed or the necessary rights of way therefor have either been acquired by the appropriate governmental authorities or have been dedicated to public use and accepted by such governmental authorities and that all necessary steps have been taken by the Borrower and such governmental authorities to assure the complete construction and installation thereof;

                  (9) evidence that there are no additional wetland areas (other than those scheduled for mitigation) located with the boundaries of the Project;

                  (10) copies of subdivision plats (recorded and/or proposed), restrictive covenants, plans of developments, and all other documents required by the local zoning and subdivision ordinances, and such other documents required by and satisfactory to Lender; and evidence satisfactory to Lender and its counsel that the Plans conform to all federal, state, and local laws, ordinances, rules and regulations, including, but not limited to, laws of the State of Florida regulating air and water pollution, the Interstate Land Sales Full Disclosure Act and all federal and state securities laws.

            (j) DEVELOPMENT BUDGET: Borrower shall have provided to Lender at least sixty (60) days prior to the First Advance, a proposed final budget for such hard and soft costs relative to the proposed land development. Said development budget shall be certified as true and accurate by Borrower, and shall contain such reasonable detail as Lender may require in its sole discretion, as to the estimated cost breakdown for the Project, including, but not limited to: (i) the sums anticipated for each category of work to be performed at the Project; (ii) the sums anticipated for materials to be supplied to the Project; (iii) financing and carrying costs;
                  (iv) operating costs; (v) legal and organizational costs; (vi) any related costs for the development of the Project; and
                  (vii) the cost of payment and performance bond required pursuant to the terms of subsection 2.3(h) hereinabove, all as may be allocated between the components of the Approved Budget. Lender shall have obtained from its Consulting Engineer an approval of the proposed development budget as submitted by Borrower. Once modified to the extent applicable and approved by the Consulting Engineer the budget shall be the "Development Budget." Borrower shall provide Lender with the Development Budget at least sixty (60) days prior to the First Advance. Borrower shall be responsible for any fees payable to the Consulting Engineer for its review and opinion relating to the Development Budget;

            (k) DEVELOPMENT PLAN: Borrower shall deliver to Lender a plan, prepared by Design Professional in form satisfactory to Lender and reviewed and approved by the Consulting Engineer, setting forth the business plan/proforma of the land development at the Project. The Development Plan, once accepted and approved by Lender and its Consulting Engineer, may not be changed without Lender's prior written consent;

            (l) HOMEOWNERS' ASSOCIATION DOCUMENTS: Borrower shall deliver to Lender copies of all proposed homeowners' association documents, including any declaration of covenants and restrictions, easements, dedications or other documents necessary to the creation of a planned unit development at the Project. The documents, are subject to the provisions of
                  Section 2.2(b). The homeowners' documents once accepted and approved by Lender, may not be changed without Lender's prior written consent;

            (m) ENVIRONMENTAL INDEMNITY AGREEMENT: Borrower shall procure and deliver to Lender an environmental report certified to and in form and substance acceptable to Lender, in its sole discretion. Borrower shall also execute and deliver to Lender the Environmental Indemnity Agreement attached hereto as EXHIBIT "J";

            (n) OTHER DOCUMENTS: Borrower shall deliver to Lender all of the Loan Documents and such other documents and information as Lender may reasonably require.

      2.4 CONDITIONS TO EACH ADVANCE UNDER THE ACQUISITION AND DEVELOPMENT LOAN. Advances hereunder shall be made not more than once a month and in accordance with the Use of Proceeds attached hereto as EXHIBIT "C", and upon compliance with the following conditions in form and substance satisfactory to Lender, in its sole discretion:

            (a) NO DEFAULT: The warranties and representations contained in this Agreement are correct and true, all the covenants, terms and conditions of this Agreement remain satisfied, all conditions contained in the Commitment Letter have been satisfied, and no Event of Default, or circumstances or events which upon the lapse of time, the giving of notice, or both, could become an Event of Default, has occurred as of the date of the Advance;

            (b) CONTRACTS: Borrower shall deliver to Lender an executed copy of the General Construction Contract for then applicable portion of the land development on the Property and its contracts with the Design Professional for the then applicable portion of the land development and, executed copies of the General Contractor's contracts with Major Subcontractors and Major Suppliers for the then applicable portion of the land development and, if requested by Lender, executed copies of all contracts with subcontractors for the then applicable portion of the land development at the Project and any amendments or Change Orders thereto, all in form and substance satisfactory to Lender. The General Construction Contract shall contain a guaranteed maximum price for the construction and completion of the land development contemplated by the Plans and the Development Plan in accordance with EXHIBIT "D" and in an amount as accepted by Lender and as set forth on the Development Budget;

            (c) GENERAL CONTRACTOR'S AGREEMENT: A contractor's agreement in the form of EXHIBIT "F" attached hereto shall be executed and delivered to Lender whereby General Contractor agrees that, in the event of default by Borrower under the terms of this Agreement or the Loan Documents, General Contractor will, at the request of Lender, continue performance pursuant to the General Construction Contract until completion of construction of the land development, provided General Contractor is paid for all necessary labor, materials and equipment furnished in accordance with the General Construction Contract;

            (d) DESIGN PROFESSIONAL'S AGREEMENT: An agreement by the Design Professional, once approved by Lender, to be executed by the Design Professional and delivered to Lender whereby the Design Professional agrees that in the event of default by Borrower under the terms of this Agreement or the Loan Documents, the Design Professional will, at the request of Lender, (i) give, written notice to Lender of any default at least 60 days prior to suspending or terminating its obligations pursuant to its contract with Borrower or General Contract; (ii) continue performance pursuant to its contract with Borrower or General Contractor until completion of construction of the land development, provided the Design Professional is compensated in accordance with said contract for all such services rendered from and after the date on which Lender undertakes to complete the Project; (iii) assign the Plans to Lender at no cost to Lender other than the actual cost of making copies, and (iv) consent to the assignment by Borrower or General Contractor to Lender of the right to use or possess the Plans. Borrower hereby assigns the Plans to Lender as additional security for the Loan;

            (e) NO CONDEMNATION OR CASUALTY. The Improvements shall not have been injured or damaged by fire or other casualty as of the date of the Advance. No condemnation or eminent domain proceedings shall have been commenced or threatened which would involve the taking of all or any material part or portion of the Property;

            (f)   BORROWER'S REQUEST AND EVIDENCE OF CONSTRUCTION AND PAYMENT:
                  Ten (10) business days prior to each Advance, Borrower shall supply Lender with a written request executed by Borrower for an Advance, which request shall set forth the amount sought, shall constitute a covenant and affirmation of Borrower that the warranties and representations in this Agreement are correct and true, that all the covenants, terms, and conditions of this Agreement are being complied with, and that no Event of Default has occurred as of the date of the Advance. Each request for an Advance shall be accompanied by Lender's form attached hereto as EXHIBIT "K" and shall be accompanied by Lender's Certificate in the form attached hereto as EXHIBIT "L" fully executed, and such other evidence as may from time to time be requested by Lender, including but not limited to, applications, certificates, affidavits, lien waivers and releases of Borrower, Consulting Engineer, General Contractor, Major Subcontractors and Major Suppliers, any and all as may be required by Lender, Disbursing Agent and Title Company, showing:

                  (i) the percentage of completion or stage of the Improvements and the value of that portion of the Improvements completed at that time;

                  (ii) that all outstanding claims for labor, materials, and fixtures through the date of the last Advance have been paid, and liens therefor waived in writing, except for non-paid claims approved by Lender;

                  (iii) that there are no liens outstanding against the Property except for Lender's lien and security interest, other than liens for property taxes not yet payable and other liens approved in writing by Lender;

                  (iv) that Borrower has complied with all of Borrower's obligations under the Loan Documents as of the date of the request for an Advance;

                  (v) that all work prior to the date of the request for an Advance has been done in a workmanlike manner by the General Contractor and all subcontractors, and in accordance with the Plans;

                  (vi) that the payment and performance bonds, if any, required by Lender are in full force and effect;

                  (vii) copies of all bills or statements for expenses for which the Advance is required;

                  (viii) that all Change Orders and extras in any amount have been approved in writing by Lender;

                  (ix) that the amount of undisbursed Loan proceeds (including revolving amount balances) are sufficient to pay the cost of completing the Improvements in accordance with the Plans;

                  (x) that each requisition of funds is to be used for the specific account for which the requisition is made; and

                  (xi) that Lender shall have received copies of all governmental licenses and permits necessary for the construction work covered by the Advance requisition.

                  The request for an advance shall contain claims for labor and materials to the date of the last inspection by Consulting Engineer and not for labor and materials rendered thereafter. On or about five (5) days prior to the making of a request for an advance, the Consulting Engineer will inspect the Property to determine the percentage or stage of completion for purposes of the next request for an Advance. Lender shall have no obligation to disburse funds for any given item of work in excess of the amount set forth on the applicable line item of the Development Budget;

            (g) SUBCONTRACTORS: If requested by Lender, Borrower shall furnish copies, certified by Borrower to be true and correct, of all subcontracts and purchase orders for the provision of labor and materials for the development of the Land and the construction of the Improvements, and statements from each subcontractor and supplier:

                  (i) stating the amount of its contract and the amount paid to date; and

                  (ii) acknowledging full payment (less retainage) for all work done and/or materials supplied through the date of the last Advance;

            (h) AMOUNT OF ADVANCE. Lender shall not disburse more than 90% of any request for Advance under the Acquisition and Development Loan, with the retainage being disbursed at such time as Borrower qualifies for a final draw hereunder;

            (i) TITLE INSURANCE: Lender shall receive an endorsement to the Title Insurance Policy updating the effective date of the Title Insurance Policy to the date of the current Advance and increasing the insurance coverage to an amount equal to the sum of all prior Advances and the current Advance, less the sum of all principal payments made, without additional exceptions or objections;

            (j) PROOF OF AVAILABILITY OF MATERIALS: If requested by Lender, Borrower shall furnish to Lender evidence reasonably satisfactory to Lender that Borrower and General Contractor have obtained or can obtain all necessary materials as and when required for the completion of the Improvements in accordance with the Plans;

            (k) STORED MATERIALS. Lender shall have the right to approve or disapprove specifically, in its sole but reasonable judgment, all disbursements for stored materials whether stored on the Property or offsite (the "Stored Materials"). Without limiting Lender's discretion, Lender will not approve an Advance for

                  Stored Materials unless the request includes each of the following:

                  (i) evidence satisfactory to Lender that the Stored Materials are included in the coverage of insurance policies naming Lender as an additional insured and that the Stored Materials are satisfactorily stored on the Property in such a manner that they are protected against theft or damage to the extent reasonably necessary;

                  (ii) evidence satisfactory to Lender from the transferor or fabricator or the Stored Materials certifying that, upon payment, ownership thereof will vest in Lender free of any liens or claims of third parties; and

                  (iii) evidence that the transferor, supplier or fabricator acknowledges the Lender's right to enter the facility at reasonable times to inspect or remove any Stored Materials located off the Property (the "Offsite Materials");

                  With Lender's prior written approvals Stored Materials may be stored in the yard or warehouse of the transferor or fabricator, subject to satisfaction of conditions (i), (ii) and (iii) in this paragraph and provided further that Lender receives satisfactory evidence that the Stored Materials are protected against theft or damage, have been suitably identified as belonging to Borrower for use in the Project, and that such Transferor or manufacturer has been notified of the security interest of Lender therein. In no event shall Lender be required to make an Advance for Stored Materials until Lender has inspected and approved the Stored Materials or waived in writing the requirement for such inspection and approval. If Lender fails to inspect or waive approval within thirty (30) days of request for storage, such inspection or waiver shall be deemed made or given by Lender.

      2.5 RIGHT TO WITHHOLD FUNDS. In addition to the right to require Equity Funds under Sections 2.2(r) and 2.8, Lender may elect to withhold any Advance, notwithstanding the substance of any report of the Consulting Engineer or the Design Professional, or any documentation submitted to Lender in connection with a request for an Advance, if Lender determines at any time that the actual cost budget differs materially from that as shown on the Development Budget, but, only if Borrower does not bring the loan into balance within forty-five (45) days from written notice of such determination by Lender, or that the percentage of progress of construction of the Improvements differs materially from that as shown on the request for an Advance for the period in question. Furthermore, if any instrument or document submitted by Borrower in connection with any Advance request shall not, in the reasonable exercise of Lender's discretion, comply in all respects with the conditions and requirements of this Agreement then Lender may amend, reduce or withhold funding of an Advance request, as Lender, in its reasonable and timely discretion, shall deem proper under the circumstances.

      2.6   LIMITATION OF ADVANCES.

            A. Notwithstanding anything to the contrary contained herein, at no time shall Lender be obligated to fund nor shall there be more than $23,900,000.00 allocated to the Acquisition and Development Loan. In no event will Lender fund in excess of $16,275,000.00 for the acquisition of the Land.

                  From and after the acquisition of the Lots, Model Homes and
            Sales Office, and the satisfaction of the conditions precedent to the funding of the Acquisition and Development Loan as contained in
            Section 2.2, the Lender will advance to Borrower a sum not to exceed $5,160,000 for costs related to the land development, as more particularly described in the Plans and in the Development Budget both of which shall be prepared by and submitted by Borrower to Lender for Lender's review and written approval. Notwithstanding the foregoing, the Lender may fund from the Acquisition and Development
            Loan:

                  (x) an interest reserve in the amount of $1,000,000.00, more particularly referenced in Section 2.9 (the "Interest Reserve Account");

                  (y) a cash flow deficit reserve in the amount of $600,000 from which funds may be advanced related to the operation of the Project representing the difference between Gross Revenues and Operating Expenses, in such amounts and at such times as Lender shall in its sole discretion approve following a review and comparison of projected cash flow deficits based on Borrower's initial estimates and actual cash flow deficits based on the difference between Gross Revenues and Operating Expenses during any specific period to a maximum of $600,000 during the term of the Loan. Attached as Schedule M is the form of Cash Flow Deficit Budget and report form to be submitted to Lender in connection with any Advance from the Cash Flow Deficit Reserve (the "Cash Flow Deficit"); and

                  (z) the payment of closing costs in an amount of $865,000.00 relating to the acquisition of the Project, but only to the extent such closing costs are accepted and approved by Lender as the same is to be evidenced by Lender's execution of the Loan Disbursement Statement more particularly referenced in
                  Section 1.32 itemizing said closing costs.

            B. If all conditions precedent to Lender's obligations hereunder and to the Advance have been performed to the satisfaction of Lender, Lender shall make the Advance from its main office in West Palm Beach, Florida, or such other place as Lender may select, payable to Borrower, or such other party as Lender may elect, within 10 business days after application by Borrower and shall make each Advance in the amount justified by the applications, affidavits, certificates and other evidence submitted to Lender under Sections
            2.2 and 2.3.

            C. Lender shall fund by wire an Advance to Borrower's demand deposit account located at 1 ___________Account No. _________, which shall be held, kept and maintained as a segregated account for the disbursement of funds from the Advance, and through which all payments by Borrower to General Contractor, subcontractors and third parties shall be made. Notwithstanding the foregoing, the amount so requested shall not exceed the total amount of the Development Budget multiplied by the percentage of completion then attained less the aggregate of all amounts theretofore advanced and not repaid. The proceeds of each Advance hereunder shall be applied solely and exclusively to payment, or to reimbursement of Borrower for payment, of the costs of acquisition of the Land and for construction of the Improvements as set forth on the Development Budget, and as otherwise expressly set forth herein, and Borrower agrees at any time and from time to time, upon request of Lender, to exhibit to Lender receipts, vouchers, statements, bills of sale or other evidence satisfactory to Lender of actual payment of such Construction Cost. Each advance shall be deemed to be an advance under the Note. Notwithstanding the foregoing, Lender may apply any amounts due Borrower hereunder towards satisfaction of any of the terms or conditions of this Agreement, and amounts so applied shall be part of the Loan and shall be secured by the lien of Mortgage, and all disbursements

----------------

      1 To be provided by Borrower prior to Second Advance from any "contingency" categories shall be made at Lender's sole and absolute discretion.

      2.7 EXPENSES. Borrower shall pay all fees and charges incurred in the procuring and making of the loan, and all other expenses incurred by Lender during the term of the loan, including without limitation Title Company fees and premiums, charges for examination of title to the Property, expenses of surveys, Florida Documentary Stamp Taxes, Intangible Taxes, any applicable annual recurring Intangible Taxes, recording expenses, fees of the Consulting Engineer and Disbursing Agent, and the fees of the attorneys for Lender, and Borrower, taxes, assessments, water rates, sewer rates and other charges, liens and encumbrances upon the Property, any other expenses shown as part of the total Project Cost, and any other amounts necessary for the payment of the cost of the Improvements. Such amounts, unless sooner paid, shall be paid from time to time as Lender shall request either to the person to whom such payments are due or to Lender if Lender has paid the same, or Lender may, at its option, deduct from any Advance any amounts necessary for the payment of these items, and apply such amounts in making such payments, and all sums so applied shall be deemed Advances under this Agreement.

      2.8 EQUITY FUNDS. Any Equity Funds deposited by Borrower with Lender shall be held in a separate account to be disbursed by Lender or the Disbursing Agent to fund all subsequent requests for Advances and in a manner so as to comply with the Florida Construction Lien Law, it being agreed that no Advances shall be made by Lender until the Equity Funds have been exhausted or unless Lender otherwise agrees in writing. Lender may at any time and from time to time require Borrower to deposit additional Equity Funds whenever it shall appear to Lender that the remaining proceeds of the Loan to be disbursed and remaining Equity Funds will be insufficient to pay the remaining portion of the Development Budget not already paid and to otherwise complete construction of the Improvements in accordance with the Plans, and Borrower hereby covenants and agrees that within 45 days after the date of written notice it will make such a deposit upon Lender's request. If Lender does not require a deposit of Equity Funds, Borrower shall pay and deliver to Lender satisfactory evidence of the payment of any portion of the Development Budget in excess of the amount of the Acquisition and Development Loan which remains to be disbursed, together with lien waivers satisfactory to Lender and Title Company.

      2.9 INTEREST RESERVE. Property is insufficient to pay interest, based upon the Pay Rate ("Debt Service"), Borrower may obtain an Advance equal to the difference between Debt Service and Net Cash Flow (but in no event will any such advance be greater than the amount of Debt Service payable for the period in question), on the following conditions (any or all of which may be waived by Lender). Any amount drawn under this Section 2.9 (which shall in no event exceed the sum total of $1,000,000.00) shall be used only for the payment of Debt Service, and Lender shall have the right to make an Advance hereunder directly to Lender (and such sum shall nevertheless be deemed advanced to Borrower) or, at the Lender's option, interest payments from the Interest Reserve Account shall be funded by Lender for the account of Borrower on the first day of each respective month, as the same become due, by Lender's bookkeeping entries, unless Borrower elects to pay interest due in cash to Lender. Each request for an Advance hereunder shall be accompanied by a detailed report for the period in question establishing Net Cash Flow, together with such supporting data as Lender may request. Upon disbursement of funds from the Interest Reserve Account, the amount disbursed shall be added to the outstanding principal sum of the Loan and shall bear interest at the rate set forth in the Note. When and if such Interest Reserve Account is depleted, then and in such event all monthly interest payments shall be paid by Borrower. Establishment of an Interest Reserve Account shall in no way relieve Borrower of its obligation to pay interest under the Note in the event Lender shall so require in its sole and absolute discretion. Notwithstanding any other provision contained in this Agreement to the contrary, Lender shall not be required to fund any sums of the Interest Reserve Account if (i) Borrower is in default under any provision of this Agreement; or (ii) any request for an Advance under this Section 2.9 made more than fifteen (15) days period for which an insufficiency of Net Cash Flow is claimed. Borrower expressly acknowledges than, whether or not it actually receives funds which are advanced pursuant to this Section 2.9, any such Advances are of direct and substantial benefit to Borrower inasmuch as they are used exclusively to make Debt Service payments on Borrower's behalf, and inasmuch as such advances eliminate the need for Borrower to obtain loans to replace the Advances or obtain additional equity from its shareholders, therefor, both of which Borrower represents it is unwilling and unable to do, it being the intention of Borrower and Lender that Advances under this Section 2.9 be deemed Advances of principal for all purposes, including interest calculations and usury analysis. If at any time (i) Borrower asserts, directly or indirectly, that funds and Advances pursuant to this Section 2.9 are not loan principal, or (ii) if at any time Lender receives evidence, by case law or otherwise, based upon which it reasonably believes that its understanding on the closing of the Loan that funds advanced for payment of loan interest constitute loan principal are (a) incorrect or (b) being attacked by any third party in any action or proceeding, whether or not relating to the Loan, then Lender at its option shall have the right to accelerate maturity of the loan unless within fifteen (15) days after notice of intent to accelerate Borrower repays to Lender a sum equal to all Advances under this Section 2.9 plus all interest thereon and executes in favor of Lender an instrument deleting this Section 2.9 and all references thereto as of the closing of the Loan and containing a full release in favor of

Lender waiving any claims Borrower might have with respect to this Section 2.9.

      2.10 CASH FLOW DEFICIT. If for any period Net Cash Flow for the Property is insufficient to pay Operating Costs, Borrower may obtain an Advance equal to the difference between Net Cash Flow and Operating Costs (but in no even the amount of the Operating Costs (payable for the period in question), on the following conditions (any or all of which may be waived by Lender): (a) Lender shall have no obligation to advance more than $600,000.00 in the aggregate under this Section 2.10; (b) any amount drawn under this Section 2.10 shall be used only for the payment of Operating Costs, (c) each request for an Advance hereunder shall be accompanied by a detailed report for the period in question establishing Net Cash Flow, together with such supporting data as Lender may request; (d) Lender shall have no obligation fund an Advance from the $600,000.00 which may be disbursed pursuant to the terms of this Section 2.10 for any expense that exceeds the line item allocation for said expense on the Operating Budget, which is a component part of the Approved Budget, without Lender's prior written approval of the excess; (e) Lender shall have no obligation to honor any request for an Advance under this Section 2.10 made more than fifteen (15) days after the expiration of the period for which an insufficiency of Net Cash Flow is claimed; and (f) Borrower is not in default under any provision of this Agreement. When and if such $600,000.00 in the aggregate which may be disbursed pursuant to the terms of this Section 2.10 is depleted, then and in such event all Operating Costs shall be paid by Borrower. Establishment of the $600,000.00 which may be disbursed pursuant to the terms of this Section 2.10 shall in no way relieve Borrower of its obligation to pay Operating Costs in the event Lender shall so require in its sole and absolute discretion. Borrower shall maintain the Operating Budget which provides for $62,500.00 in monthly operating expenses, or such other amount as may be approved by Lender in writing. Borrower expressly acknowledges that, whether or not it actually receives funds which are Advanced pursuant to this Section 2.10, any such Advances are of direct and substantial benefit to Borrower inasmuch as they are USEKE payments on Borrower's behalf, and inasmuch as such Advances eliminate the need for Borrower to obtain loans to replace the Advances or obtain additional equity from its shareholders therefor, both of which Borrower represents it is unwilling and unable to do. It is the intention of Borrower and Lender that Advances under this Section 2.10 be deemed advances of principal for all purposes, including interest calculations and usury analysis. If at any time
(i) Borrower asserts, directly or indirectly, that funds and advances pursuant to this Section 2.10 are not loan principal, or (ii) if at any time Lender receives evidence, by case law or otherwise, based upon which it reasonably believes that its understanding on the Closing Date that funds advanced for payment of any deficit in Net Cash Flow constitute loan principal are (a) incorrect or (b) being attached by any third party in any action or proceeding, whether or not relating to the Loan, then Lender at its option shall have the right to accelerate maturity of the Loan unless within fifteen (15) days after notice of intent to accelerate Borrower repays to Lender a sum equal to all advances under this Section 2.10 plus all interest thereon and executes in favor of Lender an instrument deleting this Section 2.10 and all references thereto as of the Closing Date and containing a full release in favor of Lender waiving any claims Borrower might have with respect to this Section 2.10.

      2.11 COST SAVINGS. Upon completion of any disbursement for all matters covered by any category line item in the Approved Budget, or upon the execution of a contract or subcontract for any construction category in an amount that is less than the amount allocated to that construction category in the Approved Budget, or upon the mutual agreement of Lender and Borrower, pursuant to an amendment in the Approved Budget or otherwise, any remaining undisbursed amounts allocated to that Construction category, or any amounts allocated to amount of the contract, subcontract, or the amount originally allocated as the case may be, shall be added to the "contingency" categories in the Approved Budget, and therefore shall be held and/or disbursed in accordance with all terms, covenants and provisions of Section 2.9.

      2.12 CONDITIONS TO FINAL ADVANCE. When the land development and construction contemplated by the Plans is completed, Borrower shall to the extent required by Lender supply Lender with the following documents in addition to satisfying all the conditions and supplying all the documents required under
Section 2.4 above prior to payment of the Final Advance by Lender.

            (a) the Improvements shall have been completed in accordance with the Plans and Lender shall have received evidence satisfactory to Lender of the approval by all appropriate governmental authorities of the Improvements in their entirety to the extent any such approval is or will be a condition of the lawful use of the Improvements, and evidence satisfactory to Lender of approval by all appropriate governmental authorities of the contemplated uses thereof;

            (b) Lender shall have received on its standard form a written certification by the Consulting Engineer, acceptable to Lender in all respects, that the construction has been completed substantially in accordance with the Plans, in a good and workmanlike manner, and in accordance with all laws, ordinances, rules and regulations of all governmental authorities having, or purporting to have, jurisdiction over the Property; and containing the Consulting Engineer's written approval of the final draw request;

            (c) Lender shall have received three (3) copies of an as-built survey prepared by a licensed surveyor showing all of the Improvements in place,. The survey shall also include a narrative metes and bounds description of the boundary of the Land, the acreage of the Land and the square foot area of the Improvements, the location and dimensions of any easements, and the dimensions of any Improvements located on the Land. The survey shall be certified to the Lender and to the Title Company. The surveyor must include on the survey a signed narrative statement in certification of the existence or non-existence of any encroachments from or onto the Land and must include the date of the survey, the surveyor's registration number and seal and such other details and information as may be required by required by Lender;

            (d) Lender shall have received certifications of the Design Professional and the General Contractor that all of the on-site and off-site improvements have been substantially completed in accordance with the Plans and that the Improvements comply with all applicable requirements and are in all respects complete;

            (e) Lender shall have received a certification from the General Contractor that all on-site and off-site improvements required to be constructed have been substantially completed in accordance with the Plans and an affidavit complying with the laws of the State of Florida including a certification that all subcontractors, suppliers and materialmen have been paid in full through the date of the last Advance and that the amount of this final Advance is an amount which is sufficient to satisfy any and all sums remaining due and payable and waiving all of the contractor's lien rights that they each may have a prerequisite to a final advance.

            (f) a certificate of completion from the appropriate governmental authority to the extent obtainable, or the equivalent thereof;

            (g) Lender shall be in possession of policies of fire, liability and extended coverage and such other types of insurance as may be required by Lender and in such amounts and containing such terms as required in the Mortgage or as otherwise required by Lender, endorsed to show the interests of Lender and in form and substance and written by companies satisfactory to Lender; and

            (h) Borrower shall have conveyed and/or dedicated all roads and water and sewer facilities to the Palm Beach County or applicable water and sewer authority or governmental authority having a jurisdiction with respect thereto (collectively, the "Governmental Entities") and such Governmental Entities shall have accepted such conveyance and/or dedication, without condition, limitation or requirement of any further act or deed.

            (i)   all other instruments and documents required by Lender.

                                   ARTICLE III

                                  NET CASH FLOW

      3.1   NET CASH FLOW PAYMENTS.

            (a) In addition to any other payment provided for herein, the Note or in any other Loan Documents and as further security for the Loan, Borrower shall pay Lender 100% of all Net Cash Flow for the Property (including without limitation all revenues received from the Membership Marketing Agreement and the Engle Contract, the Cumber Contract, the Bulk Sales contracts, and any other contracts for the sale of Models or Lots which are not improved with residential units). For each calendar quarter (or portion thereof) commencing with the Closing Date, positive Net Cash Flow payments received by Lender shall be applied to reduce Borrower's obligations under the Acquisition and Development Loan. Net Cash Flow payments shall be calculated for each calendar quarter (or fraction thereof) until (i) the Acquisition and Development Loan has been fully repaid (principal, interest and Yield Maintenance Payments); and (ii) the Borrower and Lender have executed a written agreement confirming the termination of Borrower's obligation to make Net Cash Flow Payments. For any given calendar quarter, Net Cash Flow Payments shall be due and payable on the fifteenth (15th) day of the first (1st) month of each succeeding calendar quarter. Net Cash Flow payments described herein are secured by all Loan Documents securing the Loan.

            (b) On each due date for the payment of Net Cash Flow, whether or not any amount is due, Borrower shall submit to Lender a detailed and comprehensive report (i) showing how Gross Revenues, Operating Expenses and Debt Service for the period in question were derived, and (ii) containing Borrower's calculation of Net Cash Flow. Said report shall be certified and sworn to as being true and correct under penalty of perjury by the Chief Financial Officer of Borrower.

            (c) the payments provided herein and in the A & D Note shall be credited by Lenderxes and assessments, if applicable;

                  (2) Second, to then due payments of interest and late charges, if any, on the indebtedness thereunder in inverse order of maturity, i.e., current interest and then to accrued interest;

                  (3)   Third, to principal under the Loan; and

                  (4) Fourth, to any Yield Maintenance Fee due under the Loan.

            (d) At no time shall any of the Net Cash Flow for the Property be distributed for any reason to any shareholder of the Borrower and any such distribution shall be deemed an Event of Default hereunder.

            (e) Borrower and Lender hereby acknowledge and agree that Lender shall have the sole and absolute right to receive all of the Net Cash Flow generated from the Property without entering, operating, maintaining, or taking possession of the Property or managing the same. The acceptance of all or any part of the Net Cash Flow from the Property shall not be deemed or construed to constitute Lender a "Mortgagee in Possession" nor thereafter or at any time or in any event obligate Lender to appear in or defend any action or proceeding relating to any lease, sale, management agreement, construction contract or operation of the Property, to expend any money, incur any expenses, or perform or discharge any obligation, duty or liability under any lease, sale, management agreement, construction contract or to assume any obligation or responsibility for any security deposits or other deposits, management, construction or operation of the Property. Additionally, nothing contained herein, in the A&D Note, the Mortgage, or any of the other Loan Documents shall be deemed or construed to make Lender a partner or joint venture with Borrower or Guarantor in the conduct of Borrower's or Guarantor's business or otherwise.

            (f) It is further understood, acknowledged and agreed that receipt by Lender of the Ne the A&D Note, under the Mortgage securing the A&D Note, or under any of the Loan Documents. Lender shall have the right to accelerate the indebtedness secured by the Mortgage and other Loan Document as evidence by the A&D Note if any payment made to Lender of Net Cash Flow or otherwise is insufficient to timely pay the interest at the interest rates as specified in the A&D Note, and the escrow payments required to be paid pursuant to the terms of the A&D Note, the Mortgage or any of the Loan Documents, and no waiver thereof shall be implied by or from Lender's acceptance of any Net Cash Flow payments hereunder. Borrower and Guarantor are and shall remain solely responsible and liable for any breach of contract and/or negligence in the leasing, sales, management, operation, upkeep, repair, construction and control of the Property and any liability for injury or damages to persons or property sustained by any person or persons, firm or corporation in, on or about the Property.

                                   ARTICLE IV

                              AFFIRMATIVE COVENANTS

      Borrower covenants and agrees that from the date hereof and until payment in full of all amounts owed by Borrower to Lender, unless Lender shall otherwise consent in writing:

      4.1   CONSTRUCTION OF PROJECT.

            (a) Borrower agrees that it will construct the Project in accordance with the Plans. Except as may be prohibited by law, Borrower agrees to draw all of the Loan proceeds for purposes of acquisition of the Land and construction and completion of the Project and agrees to cause the Project to be completed in accordance with the provisions hereof. The Plans are to be approved by Lender and authenticated by authorized signatures of Borrower, the Design Professional, the General Contractor, the Consulting Engineers, and of all governmental authorities having jurisdiction, one copy of the Plans, so authenticated, is to be delivered to the Lender and another to the Consulting Engineers. Lender's approval of the Plans is solely for the benefit of Lender, shall not be deemed a representation, warranty, or guaranty as to the completeness, correctness, or adequacy (legal, technical, or otherwise) of the Plans or the work of any person who prepared the Plans, and Lender's approval of the Plans shall not be relied upon by Borrower, Guarantor, or any other person for any purpose. No Change Orders will be permitted without the prior written approval of the Design Professional, the General Contractor, the Consulting Engineers, and of any governmental authorities having jurisdiction. Lender agrees to act reasonably promptly and non-arbitrarily in the consideration of any such changes. In no event shall Lender be required to consider any change unless the same has first been approved in writing by the other persons whose written approval is required under this Section 4.1.

            (b) All costs of construction, including the fees and expenses of the Consulting Engineers, shall be paid by Borrower, which costs may be paid from the $5,160,000 to be advanced by Lender pursuant to the terms hereof. No work other than that shown in the Plans shall be authorized or undertaken in the construction of the Improvements without the prior written consent of Lender. The cost of the Project shall include all costs of land acquisition, development and construction (both direct and indirect) and all other costs. Borrower agrees to pay all costs as they become due and payable. If the General Contractor does not proceed diligently with the completion of the work described in the Plans as required under the General Construction Contract or fails for any reason to complete the work in accordance with its obligations under the General Construction Contract, Borrower agrees to cause another contractor or contractors satisfactory to Lender to be employed at Borrower's expense to complete such work.

            (c) No changes shall be made in either the General Construction Contract, the Design Service Contract or in any contract with a Major Subcontractor or Major Supplier without the prior written approval of the Consulting Engineers and the prior written consent of Lender.

            (d) All requisitions signed by Borrower shall be deemed representations and covenants that all items noted thereon are expenses properly incurred in respect of the Project. Upon funding of any requisition by Lender, Borrower shall promptly use such proceeds to pay all items noted on such requisition.

            (e) Borrower shall not discontinue construction of the Project at any time prior to co the reasonable control of Borrower, other than lack of funds (collectively "events of force majeure"). Borrower shall not discontinue construction of the Project at any time prior to completion for more than thirty
(30) consecutive days regardless of whether the delay is caused by an event of force majeure.

      4.2 COMMENCEMENT OF SUBSTANTIAL CONSTRUCTION; PROFORMA COMPLIANCE. Substantial construction of the Project shall commence within forty-five (45) days of the issuance of requisite building permits. Borrower shall proceed with due diligence and best efforts to obtain such building permits as may be required in order to commence the work contemplated in EXHIBIT "D", and in any event, shall have obtained such building permits within ninety (90) days of the date of this Agreement. If the requisite building permits have not been issued within ninety (90) days of the date of this Agreement, Lender shall have the right, at its sole and exclusive option, to withdraw all future funding commitments (including any undisbursed portion of the Interest Reserve or the Cash Flow Deficit Account) set forth in this Agreement. In no event shall any construction commence prior to the execution of this Agreement. In the event Borrower shall fail to meet the development schedule for Pods J, K and L, Lender shall have the right, at its sole and exclusive option, to withdraw all future funding commitments

(including any undisbursed portion of the Interest Reserve or the Cash Flow Deficit Account) set forth in this Agreement.

      4.3 EXISTENCE, PROPERTIES, ETC. Borrower will (a) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and (b) do or cause to be done all things necessary to obtain, extend, preserve, renew, and keep in full force and effect the rights, licenses, permits, franchises, patents, copyrights, trademarks, and trade names material to the conduct of its business; maintain and operate such business in substantially the manner in which it is presently conducted and operated; comply in all material respects with all laws, rules, regulations, and governmental orders (whether federal, state, or local) applicable to the operation of such business whether now in effect or hereafter enacted and with any and all other applicable laws, rules, regulations, and governmental orders; and at all times maintain, preserve, and protect all property MATERUCH property in good repair, working order, and condition and from time to time make, or cause to be made, all needful and proper repairs, renewals, additions, improvements, and replacements thereto necessary in order, that the business carried on in connection therewith may be properly conducted at all times. Borrower shall not abandon the Property.

      4.4 PAYMENT OF INDEBTEDNESS, TAXES, ETC. Borrower will (a) pay all of its indebtedness and obligations promptly and in accordance with normal terms and
(b) pay and discharge or cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon it or upon its income and profits, or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials, and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, Borrower shall not be required to pay and discharge or to cause to be paid and discharged any such tax, assessment, charge, levy, or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and Borrower shall have set aside on its books adequate reserves with respect to any such tax, assessment, charge, levy, or claim, so contested.

      4.5 PROPERTY REPORTS. Borrower will maintain full and accurate books of account and other records reflecting the results of the operations of the Property, which books and records shall be separate and distinct from any and all books and records of any of Borrower's affiliates, including, without limitation, Transeastern Properties, and will furnish, or cause to be furnished, to Lender:

            (a) on or before thirty (30) days after the end of each calendar month and on or before one hundred twenty (120) days after the end of each fiscal year of Borrower, an operating statement for the Property, such reports shall be generally in the form attached hereto as Exhibit N, the format of which Lender reserves the right to modify in its sole discretion, setting forth the status of all sales and construction contracts, the status of all closings, the income and expenses for the Property for the immediately preceding calendar month or fiscal year, as applicable, and a certificate executed by Borrower's chief executive officer certifying that such report has been prepared in accordance with the cash-basis accounting, applied on a consistent basis, and fairly presents the status of all sales and construction contracts, the status of all closings, and results of the Property's operations for the period covered thereby;

            (b) on or before one hundred twenty (120) days after the end of each fiscal year of Borrower, a certificate by Borrower certifying that, as of the date thereof, there does or does not (as the case may be) exist an event that constitutes, or that upon due notice or lapse of time or both would constitute an Event of Default or, if an Event of Default exists, specifying the nature thereof;

            (c) immediate notice of any material adverse change in the Property's financial condition or business prospects;

            (d) on or before sixty (60) days prior to the start of each fiscal year an annual budget for the Property for the next fiscal year, in form and substance acceptable to Lender, and

            (e) upon request of Lender, and at Borrower's expense, such other operating, financial and credit information as Lender may reasonably request with respect to the Property.

      The fiscal year of the Property ends on June 30th. At any time and from time to time Borrower shall deliver to Lender such other financial data as Lender shall reasonably request with respect to the ownership, maintenance, use and operation of the Property, and Lender shall have the right, at reasonable times and upon reasonable notice, to audit, examine, and make copies or extracts of Borrower's books of account and records relating to the Property, all of which shall be maintained and made available to Lender and Lender's representatives for such purpose at the address specified herein for Borrower or at such other location as Lender may approve. Upon Lender's request, Borrower shall also furnish Lender with convenient facilities and all books and records necessary for an audit of such statements.

      4.6   FINAN              TEXT MISSING - NEED TO CHECK DISK


TEXT MISSING - NEED TO CHECK DISK er's financial conditions and transactions, and shall furnish, or cause to be furnished, to Lender:

            (i) within one hundred twenty (120) days after the end of each fiscal year of Borrower, financial statements (which shall mean and include a balance sheet, statement of cash flow and income statement for Borrower, such reports to be in such form and in reasonable detail as Lender may request, setting forth the financial condition (including all contingent liabilities), cash flow and the income and expenses for Borrower for the immediately preceding fiscal year) of Borrower, prepared in accordance with generally accepted accounting principles consistently applied, and which fairly present the financial condition and transactions of Borrower as of the date thereof or for the period covered thereby, and certified to by an independent certified public accountant with a national reputation;

            (ii) on or before sixty (60) days prior to the end of each fiscal year the Borrower shall submit to the Lender a comprehensive list of "agreed-upon procedures" which the Borrower will use to engage an independent certified public accountant with a national reputation to perform the Borrower's year end financial statements. Lender reserves the right to modify the "agreed-upon procedures" in its sole discretion. The "agreed upon procedures" report will be due within one hundred and twenty (120) days after the end of the Borrower's fiscal year;

            (iii) a tax return for each fiscal year of Borrower from and after the date hereof, within thirty (30) days after same has been filed with the Internal Revenue Service, but in no event later than one hundred twenty (120) days after the end of each fiscal year (provided, however, if Borrower shall have duly filed for an extension of the filing deadline for such tax return, and promptly furnished evidence thereof to Lender, then such tax return shall be delivered to Lender on or before two hundred fifty- five (255) days after the end of such fiscal year);


            (iv) on or before one hundred twenty (120) days after the end of each fiscal year of Borrower, a certificate by Borrower certifying that, as of the date thereof, there does or does not (as the case may be) exist an event which constitutes, or which upon due notice or lapse of time or both would constitute an Event of Default or, if an Event of Default exists specifying the nature thereof; and

            (v) immediate notice of any material adverse changes in the financial condition or business prospects of Borrower. The fiscal year of Borrower ends on December 31st.

            B. Borrower shall cause Guarantor (or if Guarantor is more than one party, then each party constituting Guarantor) to promptly furnish or cause to be furnished to Lender:

                  (i) within one hundred twenty (120) days after the end of each fiscal year of Guarantor, financial statements (which shall mean and include a balance sheet, statement of cash flow and income statement for Guarantor, such reports to be in such form and in reasonable detail as Lender may request, setting forth the financial condition (including all contingent liabilities), cash flow and the income and expenses for Guarantor for the immediately preceding fiscal year) of Guarantor, (1) prepared in accordance with generally accepted accounting principles consistently applied, as to Transeastern Properties , and (2) prepared in a manner which fairly presents the financial condition and transactions of each individual Guarantor as of the date thereof or for the period covered thereby, and in a format approved by Lender, as to each individual Guarantor, and (x) as to Transeastern Properties, audited and certified to by and independent certified public accountant with a national reputation; and (y) as to each individual Guarantor, certified and sworn to by each individual Guarantor under penalty of perjury;

                  (ii) a tax return for each fiscal year of Guarantor from and after the date hereof, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year (provided, however, if Guarantor shall have duly filed for an extension of the deadline for such tax return, and promptly furnish evidence thereof to Lender, then such tax return shall be delivered to Lender on or before two hundred fifty-five (255) days after the end of such fiscal year);

                  (iii) on or before one hundred twenty (120) days after the end of each fiscal year of Guarantor, a certificate by Guarantor certifying that, as of the date thereof, there does or does not (as the case may be) exist an event which constitutes, or which upon due notice or lapse of time or both would constitute an event of default under the Guaranty or, if such event of default exists, specifying the nature thereof; and

                  (iv) immediate notice of any material adverse change in the financial condition or business prospects of Guarantor.

                  The fiscal year of each individual Guarantor ends on December 31st, and as to Transeastern Properties, the fiscal year end is June 30th..

            C. In the event Borrower fails to furnish or cause to be furnished any financial statement or report as required under this Subsection 4.6 or Property report as required under the preceding Section 4.5, Lender may charge the Borrower a $25.00 per day administrative fee for each day of delay in the submission of the required reports. Such fee shall not exceed $1,000.00; provided that if Borrower does not furnish or cause to be furnished any required statement or report within forty (40) days after the due date specified above, then Lender may, at the expense of Borrower, cause a certified public accountant designated by Lender to prepare such balance sheets and statements and the costs thereof shall become part of the principal secured hereby until repaid with interest at the rate of two percent (2%) per annum above the rate from time to time as set forth in the Note.

      4.7 NOTICE OF DEFAULT. In the event any partner or agent of Borrower knows of any Event of Default which shall have occurred or knows of the occurrence of any event which, upon notice or lapse of time or both, would constitute an Event of Default, Borrower shall promptly furnish to Lender a written statement as to such occurrence, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto.

      4.8 NOTICE OF LITIGATION. Borrower shall promptly give Lender notice in writing of all litigation and of all proceedings before any governmental or regulatory agencies which, if adversely determined, would materially affect Borrower's, or Guarantor's, financial or operating condition. Upon Lender's request from time to time Borrower shall provide Lender with a current list of all litigation or other proceedings pending against Borrower or Guarantor.

      4.9 PAYMENT OF COSTS AND EXPENSES. The Loan shall be made without cost or expense to Lender. Borrower will pay all costs and expenses (including attorneys' fees and the fees of the Consulting Engineers) incurred by Lender for preparation of the Loan Documents, perfecting the security interests of Lender in the collateral, and all other reasonable expenses related to the Loan, whether such expenses are incurred before or after the date of this Agreement, and regardless of whether any advance is made under the Loan (unless Lender improperly refuses to advance the Loan in accordance with the Loan Documents) and including all such cost and expenses as may be incurred by Lender in collecting the Loan. Without limiting the generality of the foregoing, Borrower agrees to pay on demand all recordation taxes, filing or recording fees, transfer taxes, certificate of title fees, and all other governmental assessments, taxes, charges, and fees that may be due upon the filing or recording of any financing statement, security agreement, mortgage, document, or like INCURITY interests in any of Borrower's personal property and Lender's security interests in any real or personal property given by any Guarantor to secure the Loan.

      4.10 ACCESS TO PROJECT. Borrower shall permit representatives of the Lender or Tenant, if applicable, to enter upon the Land to inspect the Project at all reasonable times and also to examine all books and records of the Project including all detailed plans, shop drawings, and specifications.

      4.11 BORROWER'S REQUIRED INVESTMENT. Borrower hereby covenants and agrees with Lender that (subject to the provisions hereof) prior to the first advance (and from time to time in the event of change in the cost of the Project at a later date) it will provide the Borrower's Required Investment from sources other than the Loan. The Borrower's Required Investment shall be invested in the Project as required to complete the Project, and, upon an Event of Default, and at the request of Lender, Borrower shall deposit funds equal to the Borrower's Required Investment with Lender pending completion of the Project.

      4.12 SECURITY INTEREST. To further secure this Agreement and the Loan made hereunder, and without limiting of the scope, effect, or generality of any Security Agreement, Borrower, hereby grants Lender a security interest in the Personal Property. Borrower agrees to execute such further documents, financing statements and other instruments as may be reasonably requested by Lender in order to perfect the security interests granted herein. To the extent that possession of the Personal Property is necessary or advisable to perfect the security interest, Borrower shall deliver such Personal Property to Lender upon Lender's request. Borrower agrees to provide such evidence as Lender shall request from time to time as to the perfection and first priority of such security interests and liens.

      4.13 FURTHER ASSURANCES. Borrower will execut ______________? which Lender may reasonably request, to grant, preserve, protect, and perfect Lender's first priority security interest in the Collateral.

      4.14 PERSONALTY AND FIXTURES. Borrower will deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated in the Improvements or subject to the lien of the Mortgage.

      4.15 APPRAISAL. Borrower shall deliver a (i) current Appraisal to Lender prior to the first advance under the Acquisition and Development Loan, and (ii) if required by Lender's bank regulatory requirements, an Appraisal for the Project as a whole, or portion thereof as may be required by Lender, upon completion of the Project.

      4.16  INSURANCE.

            (a) COMMERCIAL GENERAL LIABILITY INSURANCE. Borrower shall at all times maintain the policies of commercial general liability insurance that are required by the Mortgage.

            (b) WORKERS' COMPENSATION INSURANCE. Borrower shall at all times maintain all workers' compensation insurance that Borrower is required to maintain under the laws of each jurisdiction in which Borrower is required to maintain such insurance. Borrower shall cause each contractor and subcontractor of the Project to maintain workers' compensation insurance as required by the Mortgage. In addition, Borrower shall maintain employer's liability insurance in an amount not less than $500,000.00.

            (c) BUSINESS INTERRUPTION INSURANCE. Borrower shall at all times maintain policies of business interruption insurance in amounts acceptable to Lender.

            (d) FLOOD INSURANCE. To the extent obtainable, Borrower shall maintain such flood insurance coverage in the face amount of the Loan or such lesser amount as shall be acceptable to Lender, which must comply WIDES Lender, upon demand from time to time, with written evidence that no part of the Land has been designated as having moderate or special flood hazards or mudslide hazards. Such evidence must be in form and substance satisfactory to Lender and obtained at Borrower's cost, if any.

            (e) PROPERTY INSURANCE. Borrower shall at all times maintain the policies of property insurance required by the Mortgage. At all times during construction of the Project, Borrower shall maintain builder's risk coverage with a so-called Builder's Risk Completed Value non-reporting form of policy for 100% of the insurable replacement value of the Project to the extent obtainable.

            (f) EVIDENCE OF INSURANCE COVERAGE. Prior to the first advance under the Loan, and at the time of any change in the amount or scope of coverage provided under any insurance policy (or any change in insurance company), and from time to time upon Lender's request, Borrower shall deliver to Lender counterpart originals, properly endorsed, of each policy of insurance that Borrower is required to maintain under this Agreement, together with receipts evidencing the payment of the premium for each such policy. If a counterpart original of the insurance policy cannot be obtained from the insurer, then Lender shall accept an original certificate of insurance in lieu of a counterpart original of the insurance policy provided that (i) such certificate is in form and substance satisfactory to Lender and (ii) the insurance company issuing the certificate expressly authorizes Lender in writing to rely upon such certificate. Borrower shall deliver to Lender like evidence of the renewals of all insurance policies required under this Agreement at least thirty (30) days in advance of the expiration of the same, stamped "Paid" by the agent or company issuing same.

            (g) INSURANCE UPON COMPLETION. Upon completion of construction or upon occupancy, whichever shall first occur, Borrower shall obtain and deliver to Lender and thereafter, until the Loan is repaid, maintain policies of fire and extended coverage and other insurance satisfactory to Lender in accordance with the terms of the Mortgage to the extent such coverage is obtainable.

      4.17 PROCEEDS OF THE LOAN TO BE DRAWN. Borrower shall cause the requisitions and certifications referred to herein to be made and delivered to Lender promptly to obtain funds as they become available for advance under the terms of this Agreement. Borrower will not borrow from ANYOULD reduce the amount of an advance that otherwise would be made under the terms of this Agreement. Borrower will provide Lender, from time to time, with evidence satisfactory to Lender that Borrower is complying with the conditions of this Section.

      4.18 TITLE INSURANCE ENDORSEMENT. Borrower shall deliver to Lender at Borrower's sole expense and in form and content satisfactory to Lender, all endorsements and binders to the Title Insurance Policy or a endorsement bringing the effective date of the Title Insurance Policy current and showing no new exceptions to title, issued by Title Company at the option of the Lender, required by Lender hereunder from time to time.

      4.19 CONTINUED COMPLIANCE. Borrower shall comply with all Governmental Requirements.

      4.20 MAINTENANCE AND SECURITY OF THE PROPERTY. Borrower shall maintain the Property fully furnished and in good condition and repair, take all measures reasonably required by Lender to protect the physical security of the Property, and not permit any waste or damage with respect to the Property.

      4.21 NOTICE OF CERTAIN MATTERS. Borrower shall promptly give notice to Lender of each of the following:

            (a) any commencement of proceedings in condemnation or eminent domain relating to the Property;

            (b) any trade name hereafter used by Borrower and any change in Borrower's principal place of business;

            (c) any material aspect of the Project that is not in conformity with the Plans;

            (d) any material circumstance that may render the Approved Budget inaccurate;

            (e) any other event or condition causing a material adverse change in the financial condition of Borrower or any Guarantor;

            (f) the creation of any lien on any portion of the Property or the Personal Property within seven (7) business days after Borrower receives notice of its creation.

      4.22 FURTHER ASSURANCES. Borrower shall execute and acknowledge (or cause to be executed and acknowledged) and deliver to Lender all documents, and take all actions reasonably required by Lender from time to time to confirm the rights created or now or hereafter intended to be created under the Documents, to protect and further the validity, priority and enforceability of the Documents, or otherwise to carry out the purposes of the Documents and the transactions contemplated thereunder.

      4.23 CONTINUED EXISTENCE. Borrower shall maintain its existence, and continue to be a corporation qualified to transact business in the State of Florida.

      4.24 HAZARDOUS MATERIALS. In the event any investigation or monitoring of site conditions or any cleanup, containment, restoration, removal or other remedial work ("Remedial Work") is required (a) under any applicable federal, state or local law or regulation, (b) by any judicial or administrative order,
(c) in order to comply with any agreements affecting the Property, (d) to maintain the Property in a standard of environmental condition which prevents the release of any Hazardous Materials to adjacent property and otherwise is consistent with the prudent LENDERSHIP of property of the character of the Property, or (e) as a result of the existence of Hazardous Materials on the Property, or resulting from any activities on the Property which directly or indirectly result in the Property becoming contaminated with Hazardous Materials, Borrower shall perform or cause to be performed such Remedial Work but only to the extent such Remedial Work is necessitated by the act or omission of Borrower, or its contractors, subcontractors or agents; provided that Borrower may withhold commencement of such Remedial Work pending resolution of any good faith contest regarding the application, interpretation or validity of any law, regulation, order or agreement, subject to the requirements set forth below. All Remedial Work which Borrower may be obligated to undertake pursuant to the foregoing provisions shall be conducted (i) in a diligent and timely fashion by a licensed environmental engineer, (ii) pursuant to a detailed written plan for the Remedial Work approved by any Governmental Agency with a legal or contractual right to such approval, (iii) with such insurance coverage pertaining to liabilities arising out of the Remedial Work as is then customarily maintained with respect to such activities and (iv) only following receipt of all required permits, licenses or approvals. In addition, Borrower shall submit to the Lender promptly upon receipt or preparation, copies of any and all reports, studies, analysis, correspondence, GOVES or approvals, proposed removal or other Remedial Work contracts and similar information prepared or received by Borrower in connection with any required Remedial Work or Hazardous Materials relating to the Property. All costs and expenses of such Remedial Work which Borrower may be obligated to undertake pursuant to the foregoing provisions shall be paid by Borrower, including, without limitation, the charges of the Remedial Work contractors and the consulting environmental engineer, any taxes or penalties assessed in connection with the Remedial Work and the Lender's reasonable fees and costs incurred in connection with monitoring or reviewing such Remedial Work. If it is determined that such Remedial Work is necessitated by an act or omission of Borrower, or its contractor, subcontractors or agents, thereby obligating Borrower to undertake the Remedial Work pursuant to this
Section 4.24. and Borrower should fail to commence or cause to be commenced such Remedial Work in a timely fashion, or fail diligently to prosecute to completion such Remedial Work the Lender (following ten (10) days written notice to Borrower) may, but shall not be required to cause such Remedial Work to be performed. All such costs shall be due and payable by Borrower ten (10) days after the Lender's demand therefor. Notwithstanding any provision of this Agreement to the contrary, Borrower may contest by appropriate action any Remedial Work requirement imposed by any Governmental Agency, and the Lender shall have no right to perform such required Remedial Work on Borrower's behalf during the pendency of such contest, provided that (a) if no Event of Default has occurred and is continuing (b) Borrower has given the Lender written notice that Borrower is contesting or shall contest, and Borrower does in fact contest the application, interpretation or validity of the law, regulation, order or agreement pertaining to the Remedial Work by appropriate legal or administrative proceedings conducted in good faith and with due spatch, (c) such contest shall not subject the Lender, any of the Lender's directors, trustees, beneficiaries, officers, shareholders, employees and agents, or any assignee of all or any portion of the Lender's interest in the Property to civil or criminal liability and does not jeopardize any such parties' right, title, or interest in the Property, and (d) Borrower shall give such security or assurances as may be reasonably required by the Lender to insure ultimate compliance with all legal or contractual requirements pertaining to the Remedial Work (and payment of all costs, expenses, interest and penalties in connection therewith) and to prevent any sale forfeiture or loss by reason of nonpayment or noncompliance. Borrower agrees to immediately notify Lender if Borrower becomes aware of any Hazardous Materials or other environmental problem or liability with respect to the Property, or any adjacent property, or any lien, action or notice relating to Hazardous Materials and served on Borrower or imposed against the Property, as the case may be, by any Governmental Agency. To the extent of Borrower's obligations as set forth above, Borrower agrees to protect, defend, indemnify and hold Lender harmless from and against all claims, demands, damages, losses, liens, liabilities, penalties, fines, lawsuits and other proceedings (including all foreseeable and unforeseeable consequential damages) and all costs and expenses (including, without limitation, the cost of any required cleanup of such Hazardous Materials and all attorneys' fees and expenses incurred by Lender in connection therewith) arising directly or indirectly from or out of, or in any way connected with (a) the inaccuracy of the representations set forth in Article VII; (b) any activities on the Property which directly or indirectly results in the Property or any other property becoming contaminated with Hazardous Materials; (c) the discovery of Hazardous Materials on the Property; and (d) the cleanup of Hazardous Materials from the PROACKNOWLEDGES that it will be responsible for all costs and expenses relating to the cleanup of Hazardous Materials from the Property or from any other properties which become contaminated with Hazardous Material as a result of any act or omission of Borrower or its contractors, subcontractors or agents resulting in contamination of the Property. Borrower's obligations under this Section 4.24 shall survive the completion of the Project as contemplated by this Agreement for a period of twenty-four (24) months.

                                   ARTICLE V.

                               NEGATIVE COVENANTS

      Borrower covenants and agrees that, from the date hereof and until payment in full of all amounts owed by Borrower to Lender, unless Lender shall otherwise consent in writing:

      5.1 GUARANTIES. Borrower will not guarantee, assume, sell with recourse, endorse, contingently agree to purchase, become surety for, or otherwise become liable upon the obligation of any person, except by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

      5.2 NEGATIVE PLEDGE. Borrower will not create, incur, assume, or suffer to exist any mortgage, pledge, security interest, conditional sale, or other title retention agreement, encumbrance or other lien upon any property, now owned or hereafter acquired, of Borrower (the sale with recourse of receivables or any "sale and lease back" of any fixed assets being deemed to be the giving of a lien thereon for money borrowed), other than Permitted Encumbrances, and other than the "sale and lease back" of the Models which Lender has approved in writing after having reviewed the form, content and terms of the sale and lease back agreement(s). Borrower will not mortgage or in any manner encumber the Land or Project or any part thereof, or permit or suffer to exist thereon any mortgage, lien, or encumbrance of any character (other than the legal operation and effect of the Mortgage), and if any such mortgage, lien, or encumbrance shall become effective in relation to the Project or the Land or any part thereof, Borrower will forthwith pay and discharge the same.

      5.3 CONSOLIDATIONS, MERGERS AND ACQUISITIONS. Borrower will not merge or consolidate with or into any corporation or other entity or acquire any going business or group of assets which together constitute an operating business, or enter into any consolidation, recapitalization, or reorganization, or invest in or advance funds to any subsidiary or affiliated corporation.

      5.4 JUDGMENTS. Borrower will not permit any judgment entered against it to remain unsatisfied for a period of more than thirty (30) days after the judgment has become final.

      5.5 INVESTMENTS, LOANS AND ADVANCES. Borrower will not purchase, hold or acquire beneficially any stock, other securities, or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other person.

      5.6 NO ASSIGNMENT. Borrower shall not sell, lease, transfer, assign, mortgage or encumber in any way the Membership Marketing Fees generated pursuant to the Membership Marketing Agreement, without Lender's prior written consent.

                                   ARTICLE VI.

                                   ASSIGNMENTS

      6.1   ASSIGNMENT OF CONSTRUCTION CONTRACT.

            As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to each General Construction Contract upon the following terms and conditions::

            (a) Borrower represents and warrants that the copy of each General Construction Contract the Borrower has furnished or will furnish to Lender is or will be (as applicable) a true and complete copy thereof, including all amendments thereto, if any, and that Borrower's interest therein is not subject to any claim, setoff or encumbrance.

            (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any General Construction Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each General Construction Contract. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to attorneys' fees) resulting from any failure of Borrower to so perform.

            (c) Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any General Construction Contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to reasonable attorneys' fees) incurred in connection with any such action.

            (d) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's or Lender's name, to enforce all rights of Borrower under each General Construction Contract. Such appointment is coupled with an interest and is therefore irrevocable.

            (e) Prior to the occurrence of an Event of Default, Borrower shall have the right to exercise its rights as owner under each General Construction Contract, provided that Borrower shall not cancel or amend any General Construction Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

            (f) This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property and any corporation affiliated with Lender which assumes Lender's rights and obligations under this Agreement.

      6.2   ASSIGNMENT OF PLANS AND SPECIFICATION.

            As additional security for the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's right, title and interest in and to the Plans and hereby represents and warrants to and agrees with Lender as follows:

            (a) Each schedule of the Plans delivered or to be delivered to Lender is and shall be a complete and accurate description of the Plans.

            (b) The Plans are and shall be complete and adequate for the construction of the Improvements and there have been no modifications thereof except as described in such schedule. The Plans shall not be modified without the prior written consent of Lender.

            (c) Lender may use the Plans for any purpose relating to the Improvements, including but not limited to inspections of construction and the completion of the Improvements.

            (d) Lender's acceptance of this assignment shall not constitute approval of the Plans by Lender. Lender has no liability or obligation in connection with the Plans and no responsibility for the adequacy thereof or for the construction of the Improvements contemplated by the Plans. Lender has no duty to inspect the Improvements, and if Lender should inspect the Improvements, Lender shall have no liability or obligation to Borrower or any other party arising out of such inspection. No such inspection nor any failure by Lender to make objections after any such inspection shall constitute a representation by Lender that the Improvements are in accordance with the Plans or any other requirement or constitute a waiver of Lender's right thereafter to insist that the Improvements be constructed in accordance with the Plans or any other requirement.

            (e) This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property and any corporation affiliated with Lender which assumes Lender's rights and obligations under this Agreement.

      6.3 ASSIGNMENT OF DESIGN SERVICES CONTRACT. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's rights and interest, but not its obligations, in, under and to each Design Services Contract upon the following terms and conditions:

            (a) BORROWPLICABLE) a true and complete copy thereof, including all amendments thereto, if any, and that Borrower's interest therein is not subject to any claim, setoff or encumbrance.

            (b) Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligations under any Design Services Contract, and Borrower shall continue to be liable for all obligations of Borrower thereunder, Borrower hereby agreeing to perform all of its obligations under each Design Services Contract. Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to attorneys' fees) resulting from any failure of Borrower to so perform.

            (c) Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action as Lender may at any time determine to be necessary or advisable to cure any default under any Design Services Contract or to protect the rights of Borrower or Lender thereunder. Lender shall incur no liability if any action so taken by it or in its behalf shall prove to be inadequate or invalid, and Borrower agrees to indemnify and hold Lender harmless against and from any loss, cost, liability or expense (including but not limited to reasonable attorneys' fees) incurred in connection with any such action.

            (d) Borrower hereby irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, in Borrower's or Lender's name, to enforce all rights of Borrower under each Design Services Contract. Such appointment is coupled with an interest and is therefore irrevocable.

            (e) Prior to the occurrence of an Event of Default, Borrower shall have the right to exercise its rights as owner under each Design Services Contract, provided that Borrower shall not cancel or amend any Design Services Contract or do or suffer to be done any act which would impair the security constituted by this assignment without the prior written consent of Lender.

            (f) This assignment shall inure to the benefit of Lender and its successors and assigns, any purchaser upon foreclosure of the Mortgage, any receiver in possession of the Property and any corporation affiliated with Lender which assumes Lender's rights and obligations under this Agreement.


                                  ARTICLE VII.

                         REPRESENTATIONS AND WARRANTIES

      7.1 RECITALS. Borrower makes the following representations and warranties to Lender on the date hereof and at the time any advance is made, and with respect to each such advance; provided, however, if at the time that an advance is requested Borrower is unable to make one or more of the following representations or warranties, then Borrower shall not be required to make such representation or warranty if Borrower shall have given Lender written notice of Borrower's inability to make such representation or warranty, which notice shall identify each representation and warranty that Borrower is unable to make and shall include an explanation in reasonable detail as to why Borrower is unable to make such representation or warranty. If Borrower is unable to make one or more of the representations or warranties contained in this Article with respect to any requested advance, such inability shall constitute a failure to satisfy the conditions precedent set forth in Article II, with respect to such requested advance.

      7.2   ORGANIZATION, POWER, ETC..

            Borrower (i) is a corporation duly incorporated, validly existing and in good standing under the laws of Florida, (ii) has the corporate power and authority to own its properties and assets and to carry on its business as now conducted, (iii) has the corporate power to execute, deliver and perform each of the Loan Documents and each agreement or instrument contemplated thereby to which it is or will be a party, and (iv) is qualified to do business in every jurisdiction where such qualification is necessary except where the failure so to qualify would not have a materially adverse effect on its business, properties, operations, prospects or condition, financial or otherwise, or would impair its ability to perform its obligations under or in connection with the Loan Documents.

      7.3 AUTHORIZATION OF BORROWING, ETC.. The borrowings hereunder and the execution, delivery and performance of each of the Loan Documents have been duly authorized by all requisite action on the part of Borrower and will not (i) contravene any provision of law, any order of any court or other agency of government, which contravention could reasonably be expected to have a material adverse effect upon the prospects, profits, or financial or operating condition of Borrower or Borrower's ability to perform the obligations under the Loan Documents, or (ii) contravene the partnership agreement or any indenture, agreement, or other instrument binding upon Borrower, which contravention could reasonably be expected to have a material adverse effect upon the prospects, profits, or financial or operating condition of Borrower or Borrower's ability to perform the obligations under the Loan Documents, or (iii) be in conflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, or other instrument binding upon Borrower, which default or breach could reasonably be expected to have a material adverse effect uponon of Borrower or Borrower's ability to perform the obligations under the Loan Documents, or (iv) result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except pursuant to the Loan Documents.

      7.4 GOVERNMENTAL APPROVAL. No action or consent of, or registration or filing with, any governmental agency, bureau, commission, or court is required under existing law in connection with the execution, delivery, and performance by Borrower of this Agreement, the borrowings hereunder or the execution and delivery by Borrower of any of the Loan Documents, or, if any such action, consent, filing, or registration is required, Borrower has given Lender written notice thereof, including notice that (i) the required action has been taken, (ii) the required consent has been obtained, and/or (iii) the required filing or registration has been made.

      7.5 PLANS APPROVED. The Plans have been approved by all governmental authorities having jurisdiction, and all necessary building permits and all other governmental and private authorizations and approvals have been obtained.

      7.6   LITIGATION.

            (a) On the date of this Agreement, there are no actions, suits, or proceedings at law or in equity or by or before any governmental instrumentality or other agency pending against Borrower or Guarantor other than as disclosed on EXHIBIT "P" hereto, and, to Borrower's knowledge, there are no actions, suits, or proceedings threatened against or affecting Borrower or Guarantor or any property or rights of Borrower or Guarantor.

            (b) There are no pending actions, suits, or proceedings at law or in equity or by or before any governmental instrumentality or other agency which if adversely determined would have a material adverse effect upon the prospects, profits, or financial or operating condition of Borrower or Guarantor.

            (c) Neither Borrower nor Guarantor is in default with respect to any judgment, order, writ, injunction, decree, demand, rule, or regulations of any court, arbitrator, grand jury, or of any governmental agency.

      7.7 AGREEMENTS. Neither Borrower nor Guarantor is a party to, or bound by, any contract or instrument, or subject to any charter or other corporate restriction, materially and adversely affecting the business, property, assets, operations or condition, financial or otherwise, of Borrower or Guarantor.

      7.8 TAXES. Borrower and Guarantor have filed and will continue to file all United States income tax returns and all state income tax returns that are required to be filed, and have paid, or made adequate provisions for the payment of, all taxes that have or may become due pursuant to said returns or pursuant to any assessment received by Borrower or Guarantor, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

      7.9 COMPLIANCE WITH LAW. Borrower and Guarantor are in compliance, in all material respects, with all applicable statutes, rules, RINESSES or the ownership of their properties. The improvements to be constructed on the Land, and the use of the Land


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



for the purposes intended will not violate any environmental, ecological, subdivision, zoning, use, or other ordinance, law, or regulation or any agreement applicable to the Land or its intended use.

      7.10 ERISA. Based upon ERISA and published interpretations thereunder, Borrower, Guarantor, and any Employee Plan, are in compliance in all material respects with ERISA.

      7.11 FINANCIAL STATEMENTS. Each financial statement of Borrower and Guarantor delivered heretofore, concurrently herewith or hereafter to Lender was and will be prepared in conformity with general accepted accounting principles, as to Borrower and Transeastern Properties, and as to any individual Guarantor, such other good accounting principles approved by Lender in writing, applied on a basis consistent with that of previous statements and completely and accurately disclose the financial condition of Borrower and Guarantor (including all contingent liabilities) as of the date thereof and for the period covered thereby, and there has been no material adverse change in either Borrower's or Guarantor's financial condition subsequent to the date of the most recent financial statement of Borrower and Guarantor delivered to Lender.

      7.12 PLACE OF BUSINESS.. On the date of this Agreement, the address of Borrower's chief executive office and chief place of business is 3300 University Drive, Coral Springs, FL 33065, which is the mailing address for Borrower.

      7.13 BROKERAGE COMMISSION. Borrower has not made any agreement or taken any action that may cause anyone except Jon Block of J.D. Block Services, Inc. to become entitled to a commission or finder's fee directly attributable to the making of the Loan, and Borrower agrees to indemnify and hold the Lender harmless from the claims of any other party for such fees, costs ac. in connection with Borrower's acquisition of the Property is $110,000.00 and Borrower agrees to evidence the full payment of said commission and receipt therefore by J.D. Block Services, Inc. upon Lender's request.

      7.14 UTILITIES. All utility services necessary for the completion of the Project and the use of the Project for the intended purposes thereof are now, or will be prior to completion of the Project, available at the boundaries of the Property, including water, storm, and sanitary sewer facilities, gas (if available to properties in the same area as the Property), electrical and telephone, and will be brought and connected to the Project and fully utilized in connection with the Project.

      7.15 PUBLIC WORKS AND UTILITY AGREEMENTS. All public works and utility agreements required for the Project, including but not limited to agreements with respect to subdivision or the installation of water, sanitary sewer, storm water management, gas and electric, telephone or similar or related utility systems, have been or will be executed and delivered and either are, or upon execution and delivery shall be, valid and in full force and effect and without default, or expected default, on the part of any party to any such agreement.

      7.16 ROADS. The Property currently has, or will have prior to completion of the Project, adequate roads and sources of ingress and egress to permit the Project to be used for their intended purposes. If public roads are to be installed in the Property as part of the Project, the roads will be constructed and installed in accordance with the standards and requirements of the jurisdiction in which the Property is located and all other applicable requirements of law, so that the roads, upon dedication to the public, will be acquired and accepted by the jurisdiction in which the Property is located, as the case may be, and maintained thereafter by the jurisdiction in which the PROPERTY __________?

      7.17 SUPPORTING DOCUMENTS. Each Supporting Document prepared by or on behalf of Borrower or Guarantor and delivered to Lender is true, accurate, correct, and complete in all respects. To Borrower's knowledge, each Supporting Document prepared by the Secretary of State or any other governmental authority and delivered to Lender by or on behalf of Borrower or Guarantor is true, accurate, correct, and complete in all respects.

      7.18 TITLE TO THE PROPERTIES. Borrower owns, or will own as of the time it is purchased, absolutely free and clear of any chattel mortgages, conditional bills of sale, or other liens or encumbrances other than Permitted Encumbrances, the Personal Property, the Land, and the Improvements. All Property is free from defects in title. No financing statement under the Uniform Commercial Code which names Borrower has been filed, and Borrower has not signed any financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except in favor of Lender or with respect to Permitted Encumbrances.

                                  ARTICLE VIII.

                     EVENTS OF DEFAULT AND CERTAIN REMEDIES

      8.1 DEFAULT. The occurrence of any of the following shall be deemed an Event of Default:

            (a) a default has occurred under any term, condition, or covenant of the Note, the Mortgage, this Agreement or any of the other Loan Documents; or

            (b) any representation, warranty, or statement made by Borrower, Guarantor, or others in, under, or pursuant to the Loan Documents or any affidavit or other instrument executed or delivered with respect to the Loan Documents or the Indebtedness is determined by Lender to be false or misleading in any material respect as of the date hereof or thereof or shall become so at any time prior to the repayment in full of the Indebtedness.

            (c) the Improvements are, in the judgment of Lender, materially injured or destroyed by fire or otherwise, and the Consulting Engineers cannot certify they can be restored so that the Improvements can be completed within the time requirements and other terms and conditions hereof; or

            (d) Borrower shall have failed to procure all necessary permits, licenses, certificates and authorizations from all requisite governmental authorities for the construction of the Improvements within the time schedule set forth in Section 4.2 and as set forth on EXHIBIT "D".

            (e) Borrower does not construct the Project in accordance with the Plans (as the same may be amended from time to time with the written approval of Lender as required by this Agreement) and in accordance with all laws, rules, regulations, and requirements of all governmental authorities having jurisdiction, now existing or hereafter enacted, adopted, or promulgated, in accordance with the time schedule set forth on EXHIBIT "D", or fails to promptly submit to Lender and to the Consulting Engineers all amendments and supplements to the Plans or in any event, fails to so submit on or before the next succeeding requisition; or

            (f) the construction of the Improvements are, at any time, (i) discontinued due to acts or matters within Borrower's control for a period of thirty (30) or more consecutive days, (ii) not carried on with reasonable dispatch, or (iii) not completed by the Completion Date free and clear of all mechanics', materialmen's and other lien claims or stop notices asserted by suppliers of labor, services or materials;

            (g) Borrower fails to qualify for an advance hereunder for a period in excess of thirty (30) days after notice from Lender; provided, however, that no such notice may be sent by Lender within thirty (30) days of the last Advance funded;

            (h) Transeastern Properties, and/or any corporate Guarantor is dissolved, liquidated or terminated;

            (i) Borrower acquires, secures or procures assets in addition to the Project, in violation of the Commitment Letter and this Agreement;

            (j) any transfer or further encumbrance of the Property by Borrower, in violation of Section 10.1 of this Agreement;

            (k) if there is filed by or against Borrower, Transeastern Properties and/or any Guarantor a petition in bankruptcy or a petition for the appointment of a receiver or trustees, or any Guarantor files a petition for reorganization under any of the provisions of the Uniform Bankruptcy Act or of any similar law, state, federal or foreign, or if Borrower, Transeastern Properties or any Guarantor makes a general assignment for the benefit of creditors or makes any insolvency assignment or is adjudged insolvent by any court of competent jurisdiction;

            (l) a judgment entered against Borrower, Transeastern Properties or any Guarantor involving a sum in excess of $25,000.00 which is not discharged or transferred to bond within sixty (60) days;

            (m) any material adverse change shall occur in the financial condition of the Borrower, Transeastern Properties or any Guarantor at any time during the term of the Loan from the financial condition represented in statement already presented to and accepted by Lender;

            (n) any modification in any agreement or contract, or terminates any agreement or contract required by and approved by Lender in connection with the construction contemplated by this Agreement without Lender's prior written approval;

            (o) any default by Borrower under the Engle Contract unless Borrower replaces the Engle Contract with a contract of equal value within the fifteen
(15) day cure period specified in Section 8.2;

            (p) any default by Borrower under the Cumber Contract unless Borrower replaces the Cumber Contract with a contract of equal value within the fifteen (15) day cure period specified in Section 8.2;

            (q) any default under any Bulk Sales contract consisting of ten (10) or more Lots, which may be now or hereafter entered into;

            (r) the distribution of any Net Cash Flow derived from the Project to any shareholder of Borrower; or

            (s) any declared default beyond any applicable cure period under any documents securing that certain $3,500,000.00 loan from Ohio Savings Bank, F.S.B. (the "Ohio Lender") to Borrower, which financing shall have been approved in writing by Lender prior to the closing of such loan.

      8.2   REMEDIES.  Upon the occurrence of an Event of Default:

            (a) Lender shall have no further obligation to make any additional advances to Borrower, and Lender may declare the Note to be forthwith due and payable from and after five (5) days written notice to Borrower for any monetary default unless cured within such five (5) day period, and from and AFTE-MONETARY default and Borrower's failure to cure such default within fifteen (15) days, or in the event such cure cannot be accomplished with said fifteen (15) day period, commence such cure within said fifteen (15) days and diligently prosecute such cure to completion within ninety (90) days thereof, whereupon the Note shall become forthwith due and payable, both as to principal and interest, without presentment, protest, or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding;

            (b) Lender may (but shall not be obliged to) apply any part of the balance of the proceeds of the Loan to the payment of all costs and expenses that may be incurred by the Lender under the Loan Document and to the payment of interest and any Yield Maintenance Fee on the Note;

            (c) Lender may, at its election, proceed to finish construction of the Project, and for that purpose may employ such contractors, agents, and employees as it deems appropriate and may advance any proceeds of the Loan remaining unadvanced which proceeds together with any additional sums required to protect the Project, shall be secured by the Mortgage; and

            (d) Borrower hereby irrevocably constitutes and appoints Lender, Borrower's attorney-in-fact (which appointment shall be deemed coupled with an interest) for and in its name or the name of Borrower to perform all the obligations of Borrower under the terms of this Agreement, and to exercise all the rights and powers of Borrower under the General Construction Contract, the contract with the Design Professional, and such other contracts and agreements as Borrower has executed or should have executed or intends to execute in connection with completion of the Project, and payment of all costs relating thereto. Borrower hereby grants and gives to Lender full power and authority to do and perform all and every act and thing whatsoever authorized, permitted, requisite, or necessary to be done by Borrower and to complete the Project and pay all costs in connection therewith, to all intents and purposes the same as Borrower might do, hereby ratifying and confirming all the said attorney shall lawfully do or choose to do or be done by virtue hereof, it being understood and agreed that the aforesaid provisions impose no duty or obligation on Lender to do or perform any act whatsoever. Any such action by Lender shall not relieve Borrower of its responsibility to furnish any additional funds needed to complete the Project, as the case may be. Upon demand by Lender, any or all agreements or contracts with the General

Contractor, subcontractors, and suppliers shall be assigned to Lender by Borrower and/or the General Contractor, subcontractors, and suppliers. After an Event of Default, Lender may, at its sole discretion, continue to make advances and all sums so advanced shall be deemed advances under this Agreement and not modifications thereof.

            (e) Lender may, at its election, exercise any of its rights under the Loan Documents and any rights provided by law, including the right to foreclose on any Collateral and exercise any other rights with respect to any Collateral, all in such order and manner as Lender in its sole discretion may determine. Additionally, the y shall not constitute a cure or waiver of any default, nor invalidate any notice of default or any act done pursuant to any such notice, nor prejudice Lender in the exercise of any other right or remedy.

      8.3 REMEDIES CUMULATIVE. The rights and remedies of Lender upon the occurrence of an Event of Default set forth herein are in addition to the rights and remedies contained elsewhere in the Loan Documents, and available at law and in equity. No failure by Lender to exercise and no delay in exercising any right, power, or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other further exercise thereof or the exercise of any other right, power, or privilege. Each waiver shall be strictly construed and shall apply only to the next succeeding disbursement.

      8.4 CROSS DEFAULT. An Event of Default as set out in this Agreement shall constitute and be an Event of Default under the Mortgage, and an Event of Default under the Mortgage shall constitute and be an Event of Default hereunder.

                                   ARTICLE IX.

                  LENDER'S DISCLAIMERS - BORROWER'S INDEMNITIES

      9.1   NO OBLIGATION BY LENDER TO CONSTRUCT.

            Lender has no liability or obligation whatsoever or howsoever in connection with the Property or the development, construction or completion thereof or work performed thereon, and has no obligation except to disburse the Loan proceeds as herein agreed, Lender is not obligated to inspect the Improvements nor is Lender liable, and under no circumstances whatsoever shall Lender be or become liable, for the performance or default of any contractor or subcontractor, or for any failure to construct, complete, protect or insure the Property, or any part thereof, or for the payment of any cost or expense incurred in connection therewith, or for the performance or nonperformance of any obligation of Borrower or Guarantor to Lender nor to any other person, firm or entity without limitation. Nothing, including without limitation any disbursement of Loan proceeds or the Borrower's Deposit nor acceptance of any document or instrument, shall be construed as such a representation or warranty, express or implied, on Lender's part.

      9.2   NO OBLIGATION BY LENDER TO OPERATE.

            Any term or condition of any of the Loan Documents to the contrary notwithstanding, Lender shall not have, and by its execution and acceptance of this Agreement hereby expressly disclaims, any obligation or responsibility for the management, conduct or operation of the business and affairs of Borrower or Guarantor. Any term or condition of the Loan Documents which permits Lender to disburse funds, whether from the proceeds of the Loan, the Borrower's Deposit or otherwise, or to take or refrain from taking any action with respect to Borrower, Guarantor, the Property or any other collateral for repayment of the Loan, shall be deemed to be solely to permit Lender to audit and review the management, operation and conduct of the business and affairs of Borrower and Guarantor, and to maintain and preserve the security GIURTHER, Lender shall not have, has not assumed and by its execution and acceptance of this Agreement hereby expressly disclaims any liability or responsibility for the payment or performance of any indebtedness or obligation of Borrower or Guarantor and no term or condition of the Loan Documents, shall be construed otherwise. Borrower hereby expressly acknowledges that no term or condition of the Loan Documents shall be construed so as to deem the relationship between Borrower, Guarantor and Lender to be other than that of borrower, guarantor and lender, and Borrower shall at all times represent that the relationship between Borrower, Guarantor and Lender is solely that of borrower, guarantor and lender. Borrower hereby indemnifies and agrees to hold Lender harmless from and against any cost, expense or liability incurred or suffered by Lender as a result of any assertion or claim of any obligation or responsibility of Lender for the management, operation and conduct of the business and affairs of Borrower or Guarantor, or as a result of any assertion or claim of any liability or responsibility of Lender for the payment or performance of any indebtedness or obligation of Borrower or Guarantor.

      9.3   INDEMNITY BY BORROWER.

            BORROWER HEREBY INDEMNIFIES LENDER AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AND AGENTS FROM, AND HOLDS EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES,

LIABILITIES, CLAIMS, DAMAGES, COSTS, AND EXPENSES ARISE FROM OR RELATE TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY OR FROM ANY INVESTIGATION, LITIGATION, OR OTHER PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY THREATENED INVESTIGATION, LITIGATION, OR OTHER PROCEEDING RELATING TO ANY OF THE FOREGOING. WITHOUT INTENDING TO LIMIT THE REMEDIES AVAILABLE TO LENDER WITH RESPECT TO THE ENFORCEMENT OF ITS INDEANY LOAN DOCUMENT, IN THE EVENT ANY CLAIM OR DEMAND IS MADE OR ANY OTHER FACT COMES TO THE ATTENTION OF LENDER IN CONNECTION WITH, RELATING OR PERTAINING TO, OR ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, WHICH LENDER REASONABLY BELIEVES MIGHT INVOLVE OR LEAD TO SOME LIABILITY OF LENDER, BORROWER SHALL, IMMEDIATELY UPON RECEIPT OF WRITTEN NOTIFICATION OF ANY SUCH CLAIM OR DEMAND, ASSUME IN FULL THE PERSONAL RESPONSIBILITY FOR AND THE DEFENSE OF ANY SUCH CLAIM OR DEMAND AND PAY IN CONNECTION THEREWITH ANY LOSS, DAMAGE, DEFICIENCY, LIABILITY OR OBLIGATION, INCLUDING, WITHOUT LIMITATION, LEGAL FEES AND COURT COSTS INCURRED IN CONNECTION THEREWITH. IN THE EVENT OF COURT ACTION IN CONNECTION WITH ANY SUCH CLAIM OR DEMAND, BORROWER SHALL ASSUME IN FULL THE RESPONSIBILITY FOR THE DEFENSE OF ANY SUCH ACTION AND SHALL IMMEDIATELY SATISFY AND DISCHARGE ANY FINAL DECREE OR JUDGMENT RENDERED THEREIN. LENDER MAY, IN ITS SOLE DISCRETION, MAKE ANY PAYMENTS SUSTAINED OR INCURRED BY REASON OF ANY OF THE FOREGOING; AND BORROWER SHALL IMMEDIATELY REPAY TO LENDER, IN CASH AND NOT WITH PROCEEDS OF THE LOAN, THE AMOUNT OF SUCH PAYMENT, WITH INTEREST THEREON AT THE MAXIMUM RATE OF INTEREST PERMITTED BY APPLICABLE LAW FROM THE DATE OF SUCH PAYMENT. LENDER SHALL HAVE THE RIGHT TO JOIN BORROWER AS A PARTY DEFENDANT IN ANY LEGAL ACTION BROUGHT AGAINST LENDER, AND BORROWER HEREBY CONSENTS TO THE ENTRY OF AN ORDER MAKING BORROWER A PARTY DEFENDANT TO ANY SUCH ACTION.

      9.4 NO AGENCY. Nothing herein shall be construed as making or constituting Lender as the agent of Borrower in making payments pursuant to any construction contracts or subcontracts entered into by Borrower for construction of the Improvements or otherwise. The purpose of all requirements of Lender hereunder is solely to allow Lender to check and require documentation (including, but not limited to, lien waivers) sufficient to protect Lender and the Loan contemplated hereby. Borrower shall have no right to rely on orrower hereby acknowledging that Borrower has sole responsibility for constructing the Improvements and paying for work done in accordance therewith and that Borrower has solely, on Borrower's own behalf, selected or approved each contractor, each subcontractor and each materialman, Lender having no responsibility for any such persons or entities or for the quality of their materials or workmanship.

      9.5 NO REPRESENTATION BY LENDER. Lender's approval of the any plans, drawings, specifications, soil, geotechnical, environmental or any similar studies, tests, reports or specifications, nor any inspections or approvals requiring technical expertise beyond the scope of Lender's business, relative to the Project and while construction as contemplated by this Agreement in on-going, shall not constitute a warranty or representation by Lender or any of Lender's agents, representatives or designees as to the technical sufficiency or adequacy or safety of the Improvements or any of their component parts, including, without limitation, the Personal Property or such other fixtures, equipment or furnishings located in, on or about the Property. In addition, neither shall such approvals or inspections constitute a warranty or representation as to the subsoil conditions of the Property or any other physical condition or feature of the Project. All acts, including any failure to act, relative to the Project by Lender's agents, representatives or designees are performed solely for Lender's benefit to assure repayment of the Loan and shall not be construed as being for Borrower's benefit or the benefit of any other person, including, without limitation, purchasers, tenants, or other occupants.

      9.6 RELATIONSHIP OF PARTIES. THE RELATIONSHIP BETWEEN BORROWER AND LENDER IS, AND AT ALL TIMES SHALL REMAIN, SOLELY THAT OF DEBTOR AND CREDITOR, AND SHALL NOT BE, OR BE CONSTRUED TO BE, A JOINT VENTURE, EQUITY VENTURE, PARTNERSHIP OR OTHER RELATIONSHIP OF ANY NATURE.

      9.7 LIABILITY OF LENDER. Lender shall not be liable hereunder for any act or omission by it, in the absence of fraud or gross negligence. Lender shall incur no liability to Borrower by acting upon any certificate or other paper believed by it to be genuine and purporting to be assigned by the proper party or with respect to anything which Lender may do or refrain from doing unless it amounts to fraud or gross negligence. Lender may consult with counsel selected by it, and any action taken or suffered in good faith by it in accordance with the opinion of such counsel shall be full justification and protection to it.


                                   ARTICLE X.

                                  MISCELLANEOUS

      10.1 NO TRANSFER OF PROPERTY. The Property, nor any part thereof, shall not be sold, leased, mortgaged or encumbered in any way without the prior written consent of Lender, except to purchasers of Lots, or as otherwise provided herein, it being understood and agreed that part of the consideration for the Loan is the personal obligation of the Borrower.. Additionally, it is understood and agreed by the Borrower and Lender that the Property is the sole asset of the Borrower, and in no event shall Borrower: (i) own or operate any other real property; (ii) operate or conduct any business other than the operation of the Property; (iii) incur any liability or obligation other than those incurred in connection with the ownership and operation of the Property as approved by the Lender. All contracts, deeds, easements or other agreements affecting the property shall be submitted to Lender for its written approval prior to the execution thereof by the Borrower, and shall be accompanied by an appropriate survey showing the specific portion of the Property affected and any other information required for the requisite written approval of Lender for the purpose of this paragraph. Notwithstanding anything to the contrary set forth in this Section 10.1, Borrower and Lender have agreed that the Property may be further encumbered by financing in favor of the Ohio Lender, pursuant to the terms and conditions of the agreement by and between Borrower and the Ohio Lender, which Lender has reviewed and consented to in writing and pursuant to Section 10.4 below. The Ohio Lender shall have the right to place a blanket mortgage on the Property, provided such mortgage not permit any foreclosure thereof against any portion of the Property covered by Lender's Mortgage, prohibits the Ohio Lender from funding any construction funds on such unreleased portions of the Property, and prohibits Borrower from commencing any construction on any unreleased portion of the Property encumbered by the FEE. Borrower agrees to pay Lender a loan fee in the amount of two percent (2%) of the maximum principal amount of the Acquisition and Development Loan such fee shall be due and payable by Borrower in good funds upon the closing of the Loan, which shall be evidenced by the signing of this Agreement by Borrower and Lender.

      10.3 RELEASE PRICES. Lender agrees to release the Lots from the lien and operation of the Mortgage and other Loan Documents provided the Loan is free of any Event of Default, or circumstance or event which upon the lapse of time, the giving of notice, or both, could become an Event of Default, has occurred as of the date of the Advance; and upon the payment to Lender of a cash release price for each individual Lot or Model as set forth on EXHIBIT "Q".

      10.4 SUBORDINATION TO CONSTRUCTION FINANCING. Upon Lender's receipt and approval of the Development Plan, which shall include Borrower's plans for the construction of single family residential units at the Project, and a budget for the proposed construction of said single family residential units, Lender will agree to subordinate the Mortgage, the Security Agreement and Loan Documents to a mortgage encumbering the Property in favor of the Ohio Lender in an amount not to exceed $3.5 million for the construction of model and spec units, not exceeding twelve (12) models and spec units in the aggregate; provided, however, Lender shall have the right to approve the terms and conditions of the subordination agreement, note, mortgage and all other security documents to be executed in connection therewith, and the terms and conditions thereof shall provide that Lender shall receive the applicable release price as specified in
Section 10.3 hereof prior to Borrower receiving any funds from the Ohio Lender with respect to the applicable Lots. All costs and expenses incurred in connection with this Section 10.4 shall be paid by Borrower, including without limitation THEHTS. A parcel of real property adjoining Parcel M (the "Utility Land") contains water and/or sewer facilities which have been dedicated to Palm Beach County, Florida, subject to reverter rights in favor of the owner of the Land. If at any time during the term of this Loan, Borrower shall become the owner of all or any portion of the Utility Land, Borrower shall immediately notify Lender of such event and shall enter into a Mortgage Spreading Agreement which will spread the lien and operation of the Mortgage and Security Agreement to encumber the Utility Land. All costs and expenses incurred in connection with complying with this Section 10.5 shall be paid by borrower, including, without limitation thereto, Lender's reasonable attorneys' fees and costs, applicable recording fees and documentary stamp taxes, if applicable.

      10.6 AMENDMENT, WAIVER. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender. Any such waiver, consent, or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in the same, similar, or other circumstances. Each holder of the Note shall be bound by any modification, waiver, or consent authorized by this Section whether or not the Note shall have been marked to indicate such modification, waiver, or consent. No waiver by Lender of any breach or default of or by Borrower under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring. In no event shall the delay of enforcement of any rights or remedies available to Lender, or any other indulgence, be construed as a waiver of rights or remedies unless the same shall be agreed to in writing by Lender.

      10.7 SEVERABILITY. Any provision of this Agreement prohibited by the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions of this Agreement, and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

      10.8 ESTOPPEL CERTIFICATES. Borrower, within ten (10) days after request by mail, will furnish an estoppel certificate or written statement, duly acknowledged, stating (a) the amounts advanced to it under this Agreement, (b) the amounts due under the Note, (c) the indebtedness secured by the Mortgage, and (d) whether any offsets or defenses exist thereunder or against the said indebtedness secured by the Mortgage.

      10.9 GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Florida, without regard to the conflicts of law provisions thereof.

      10.10 HEADINGS. The Article and Section headings in this Agreement are for convenience only and shall not affect the construction hereof.

      10.11 NOTICES. No notice or other communication shall be deemed given unless sent in the manner, and to the persons, specified in this Section. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon receipt if delivered personally (unless subject to clause
(b)) or if mailed by registered or certified mail, (b) at noon on the date after dispatch if sent by overnight courier or (c) upon the completion of transmission (which is confirmed telephonically by the receiving party) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, and in any case to the parties at the following addresses or telecopy to Transeastern Aberdeen Properties, Inc.

                              3300 University Drive
                              Coral Springs, Florida 33065
                              Telecopy Number: (305) 346-9704
                              Confirmation Number: (305) 346-9700

            If to Lender:     Berkeley Federal Bank & Trust FSB
                              1675 Palm Beach Lakes Boulevard
                              10th Floor
                              West Palm Beach, Florida  33401
                              Attention: Secretary
                              Telecopy Number:  (407) 681-8177
                              Confirmation Number:  (407) 681-8000

Notwithstanding the foregoing, any notice in fact received shall be effective as of the time of receipt.

      10.12 SIGNAGE. At Lender's request to Borrower and at Lender's expense, Borrower shall erect and maintain on a suitable site on the Land a sign satisfactory to Lender indicating that construction financing is being provided by Lender. Lender shall have the right to secure printed publicity through newspapers and other media concerning the Property and its financing.

      10.13 SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note and shall continue in full force and effect so long as the Note or any amount due hereunder is outstanding and unpaid; provided, however, that

Borrower does hereby release Lender and Lender does hereby release Borrower from any further obligation under the Commitment Letter with respect to the Acquisition and Development Loan described therein, it being understood and agreed as between the parties that the Lender and the Borrower have fully complied with and satisfied their respective obligations one to the other under such portion of the Commitment Letter, as evidenced by the execution by Lender and Borrower of this Agreement, except for the full payment and performance of all obligations of each party hereto in accordance with the Note, Mortgage and Loan Documents. The parties acknowledge and agree that their obligations and rights under the Commitment as regarding the Construction Loan described in the Commitment Letter shall remain in full force and effect and shall survive the closing of the Acquisition and Development Loan.

      10.14 MUTUAL WAIVER OF JURY TRIAL. LENDER AND BORROWER, EACH WAIVE ALL RIGHTS TO TRIAL BY JURY OF ANY AND ALL CLAIMS, COUNTERCLAIMS, AND DEFENSES AMONG AND BETWEEN ANY OF THEM ARIENT OR AGREEMENTS BETWEEN OR AMONG ANY OF THEM AT ANY TIME, INCLUDING ANY SUCH AGREEMENTS, WHETHER WRITTEN OR ORAL, MADE OR ALLEGED TO HAVE BEEN MADE AT ANY TIME PRIOR TO THE DATE HEREOF, AND ALL AGREEMENTS MADE HEREAFTER OR OTHERWISE. IN MAKING THIS WAIVER LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT ANY AND ALL SUCH CLAIMS, COUNTERCLAIMS, AND DEFENSES SHALL BE HEARD BY A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY. LENDER AND BORROWER ACKNOWLEDGE AND AGREE THAT THIS WAIVER OF TRIAL BY JURY IS A MATERIAL ELEMENT OF THE CONSIDERATION FOR THIS AGREEMENT. LENDER AND BORROWER ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH, OR THE OPPORTUNITY TO CONSULT WITH, COUNSEL OF ITS CHOICE.

      10.15 CONTROLLING DOCUMENT. In the event of a conflict between the terms and conditions of this Agreement and the terms and conditions of any other Loan Document, the terms and conditions of this Agreement shall control.

      10.16 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of Borrower, its successors, and those assigns consented to in writing by Lender, and upon Lender, its successors and assigns. Any assignment attempted by Borrower without the written consent of Lender shall be void. Wherever the word "Lender" is used herein it shall be deemed to include also the successors and assigns of Lender, and the word "Borrower" shall include the successors of Borrower and shall include those assignees of Borrower consented to in writing by Lender. No consent by Lender of an assignment by Borrower shall release Borrower as a party primarily obligated and liable under the terms of this Agreement unless Borrower shall be released specifically by Lender in writing. No consent by Lender to an assignment shall be deemed to be a waiver of the requirement of consent by Lender of each and every further assignment, as a condition precedent to the

EFFECTIVENESPPLEMENT the provisions of Section 2.4 of this Agreement.

      10.17 TIME. Time is of the essence of this Agreement and each and every term, covenant, and condition herein.

      10.18 CHANGES. This Agreement may not be changed or terminated orally.

      10.19 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original, but all of which shall constitute one and the same instrument.

      10.20 RECITALS. The Recitals to this Agreement are a part of this Agreement and are incorporated herein.

            IN WITNESS WHEREOF, and intending to be legally bound hereby, Borrower and Lender execute this Agreement under seal the day and year first above written.

WITNESS/ATTEST:                           (Borrower)

                                          TRANSEASTERN ABERDEEN
                                          PROPERTIES, INC., a Florida
                                          corporation

                                          By: ______________________________

                                              ______________________________
                                                         (SEAL)
______________________________

______________________________



                                          (Lender)
                                          BERKELEY FEDERAL BANK
                                            & TRUST, F.S.B.

                                          By: _______________________________

                                              _______________________________
______________________________

______________________________                 (SEAL)

                                   EXHIBIT "A"

                                  CLOSING LIST

                                   EXHIBIT "B"

                              PERMITTED EXCEPTIONS

                                   EXHIBIT "C"

                                 USE OF PROCEEDS

                                   EXHIBIT "D"

                              CONSTRUCTION SCHEDULE

                                   EXHIBIT "E"

                            TITLE COMPANY'S AGREEMENT

                                   EXHIBIT "F"

                         GENERAL CONTRACTOR'S AGREEMENT

               To be provided post-closing prior to Second Advance

                                   EXHIBIT "G"

                         DESIGN PROFESSIONAL'S AGREEMENT

               To be provided post-closing prior to Second Advance

                                   EXHIBIT "H"

                              MANAGEMENT AGREEMENT

                                   EXHIBIT "I"

                         CONSULTING ENGINEER'S AGREEMENT

                                   EXHIBIT "J"

                        ENVIRONMENTAL INDEMNITY AGREEMENT

                        ENVIRONMENTAL INDEMNITY AGREEMENT


INDEMNITY AGREEMENT made as of the _____ day of September, 1995, by TRANSEASTERN ABERDEEN PROPERTIES, INC., having its office at 3300University Drive, Coral Springs, Florida 33065 ("Borrower"), in favor of BERKELEY FEDERAL BANK & TRUST FSB, a federally chartered savings bank, having an office at 515 North Flagler Drive, The Pavilion, 4th Floor, West Palm Beach, Florida 33401, Attention:
____________, Secretary, its successors and assigns ("Lender").


                              PRELIMINARY STATEMENT

      WHEREAS, Borrower is the fee owner of that certain real property located near the City of Boynton Beach, County of Palm Beach, State of Florida, commonly known as Aberdeen Golf and Country Club and more particularly described in EXHIBIT A attached hereto (said real property, together with any real property hereafter encumbered by the lien of the Instrument (as hereinafter defined), being herein collectively referred to as the "Land"; the Land, together with all structures, buildings and improvements now or hereafter located on the Land, being collectively referred to as the "Property"); and

      WHEREAS, Lender is prepared to make an acquisition and development loan in the principal sum of up to Twenty-Three Million Nine Hundred Thousand and No/100 Dollars ($23,900,000.00) (the "ACQUISITION AND DEVELOPMENT LOAN") and a revolving construction loan in the principal sum of up to Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) (the "REVOLVING LOAN") for an aggregate amount not to exceed the full sum of Twenty-Seven Million Four Hundred Thousand and No/100 Dollars ($27,400,00.00) (collectively, the "Loan") to be evidenced by a promissory note of even date herewith in the amount of the Acquisition and Development Loan (the "ACQUISITION AND DEVELOPMENT NOTE") and a revolving construction loan promissory note of even date herewith in the amount of the Revolving Loan (the "REVOLVING LOAN NOTE") (the Acquisition and Development Note and the Revolving Loan Note are hereinafter individually and collectively referred to as the "NOTE") given by Borrower to Lender and secured by, among other things, a certain MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF LEASES, RENTS AND INCOME made by Borrower to Lender (the "Instrument") which will encumber the Property; and

      WHEREAS, as a condition to making the Loan, Lender requires Borrower to provide certain indemnities concerning Hazardous Materials (as hereinafter defined) and Asbestos (as hereinafter defined); and

      WHEREAS, to induce Lender to consummate the above described transaction, Borrower has agreed to enter into this Agreement;

      NOW THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby represents, warrants and covenants to Lender as follows:

      1. Borrower represents and warrants that: (a) to the best of Borrower's knowledge, after due inquiry and investigation: (i) Borrower has no knowledge of any deposit, storage, seepage or filtration of oil, petroleum or chemical liquids or solids, liquid or gaseous products or any Hazardous Materials or Asbestos and there are no Hazardous Materials or Asbestos at, upon, under or within the Property or any contiguous real estate, except as may be used in compliance with all applicable Hazardous Materials Law (hereinafter defined);
(ii) no owner or occupant nor any prior owner or occupant of the Property has received any notice or advice from any governmental agency or any source whatsoever with respect to Hazardous Materials or Asbestos at, upon, under within, on, from or affecting the Property or any contiguous real estate; and
(iii) Borrower has not caused or permitted to occur, and shall not permit to exist, any condition which may cause a discharge of any Hazardous Materials or Asbestos at, upon, under or within the Property or on any contiguous real estate; and (b) to the best of Borrower's knowledge after due inquiry, no property adjoining the Property is being used, or has ever been used at any previous time, for the disposal, storage, treatment, processing or other handling of Hazardous Materials or Asbestos.

      Borrower further represents and warrants that (i) neither Borrower, nor to the best of Borrower's knowledge, after due and diligent inquiry, any other party, has been, is, or will be involved in operations at or near the Property, which operations could lead to (A) the imposition of liability under the Hazardous Materials Laws on Borrower, or on any subsequent or former owner of the Property or (B) the Materials Laws or under any similar laws or regulations; and (ii) Borrower has not permitted, and will not permit, any tenant or occupant of the Property to engage in any activity that could impose liability under the Hazardous Materials Laws on such tenant or occupant, Borrower, or on any other owner of any of the Property.

      2. Borrower covenants that: (a) the Property shall be kept free of Hazardous Materials and Asbestos, except for those Hazardous Materials necessary for the operation of the Property, provided that Borrower complies with all applicable Hazardous Materials Law and (b) neither Borrower nor any occupant of the Property shall use, transport, store, dispose of or in any manner deal with Hazardous Materials or Asbestos on the Property, except for those Hazardous Materials necessary for the operation of the Property, provided that such materials are used, transported, stored and disposed of in compliance with all applicable Hazardous Materials Law. Borrower shall strictly comply with, and ensure compliance by all occupants of the Property with, all applicable Hazardous Materials Law, and shall keep the Property free and clear of any liens imposed pursuant to such Hazardous Materials Law, and shall notify Lender immediately in the event of any discharge or discovery of any Hazardous Materials or any other matters relating to Hazardous Materials Laws or any similar laws or regulations, as they may affect the Property. Promptly upon the written and good faith request of Lender from time to time, Borrower shall provide Lender, at Borrower's expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to Lender, to assess with a reasonable degree of certainty the presence or absence of any Hazardous Materials or Asbestos and the potential costs in connection with abatement, cleanup, or removal of any Hazardous Materials or Asbestos found on, under, at, or within the Property. Borrower shall cons, studies, sampling, and testing, and all remedial actions necessary to clean up and remove any Hazardous Materials and Asbestos from the Property in accordance with all applicable Hazardous Materials Law.

      3. (a) Borrower covenants and agrees at its sole cost and expense, to protect, defend, indemnify, save, defend and hold Lender, its directors, officers, shareholders, employees, agents, representatives (whether legal or otherwise) and attorneys, and the successors and assigns of each of the foregoing, harmless from and against any and all losses (including diminution in the value of the Property), liabilities, obligations, claims, damages, penalties, causes of action, fines, costs, disbursements and expenses, including without limitation, litigation costs (including, without limitation, attorneys' fees, expenses, costs and disbursements and all other professionals' or consultants' expenses, sums paid in settlement of claims in accordance with the terms of this Agreement and any such fees and expenses incurred in enforcing this Agreement or collecting any sums due hereunder), other than those arising solely from the willful misconduct of Lender (collectively, the "Indemnified Claims"), directly or indirectly imposed upon or incurred by or asserted against Lender, its directors, officers, shareholders, employees, agents, representatives (whether legal or otherwise) and attorneys, and the successors and assigns of each of the foregoing, whether as mortgagee, mortgagee in possession, successor in interest to Borrower by foreclosure, exercise of power of sale, acceptance of a deed-in-lieu of foreclosure or otherwise, or in any other capacity, arising out of or in connection with: (i) any violation of Hazardous Materials Law including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs, and litigation expenses;
(ii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials or Asbestos; (iii) the use, generation, refining, manufacture, transportation, transfer, production, processing, storage, handling, or treatment of any Hazardous Materials or Asbestos, on, under, from, or affecting the Property or any other property; (iv) the presence, disposal, dumping, escape, seepage, leakage, spillage, discharge, emission, pumping, emptying, injecting, leaching, pouring, release, or threatened release of any Hazardous Materials or Asbestos on, under, from or affecting the Property or any other property; (v) any remedial action, or imposition of standards of conduct, including the clean-up, encapsulation, treatment, abatement, removal and/or disposal of any Hazardous Materials or Asbestos on, under, from or affecting the Property or any other property to the extent required by any Hazardous Materials Law; (vi) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials or Asbestos; (vii) the preparation of an environmental audit on the Property, whether conducted or authorized by Borrower, Lender, or a third party, or the implementation of any environmental audit's recommendations; or (viii) a material misrepresentation or material inaccuracy in any representation or warranty or a material breach of or failure to perform any covenant made by Borrower in this Agreement or in the Instrument.

      (b) Borrower understands and agrees that its liability to Lender shall arise upon the earlier to occur of (i) the discovery of, or the threat or suspected presence of, any Hazardous Materials or Asbestos on, under or about the Property, whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental or other agency or political subdivision or any court, administrative panel or tribunal has taken or threatened any action in connection with the presence, or threatened or suspected presence, of any Hazardous Materials or Asbestos or (ii) the institution of any Indemnified Claims, and not upon the realization of loss or damage. Borrower shall also indemnify and hold harmless Lender from and against all loss, costs, damages, or expenses (including, without limitation, attorney's fees) arising out of the enforcement of this Agreement, or the assertion by any Borrower of any defense to its obligations hereunder.

      4. So long as Lender is beneficiary under the Loan Documents or if Lender at any time shall have become a mortgagee in possession or a successor in interest to Borrower by foreclosure or deed in lieu of foreclosure with respect to all or part of the Property, Borrower shall not settle any claim under or on account of the Hazardous Materials Laws without Lender's prior written consent, which consent may be withheld in Lender's sole and absolute discretion; provided, however that if the proposed settlement involves: (i) no admission of guilt or liability on the part of Lender; (ii) no adverse financial impact on Lender; and (iii) no adverse impact on the value of the Property for so long as the Note is in effect, then such consent shall not be unreasonably withheld.

      5.1 Upon request of any person or entity indemnified pursuant to the terms of this Agreement ("Indemnified Person"), Borrower is bound to defend any and all actions or proceedings that may be brought against such INDEMNIFIEREEMENT. In the event that Borrower is defending an Indemnified Person, Borrower may settle the claim only with the Indemnified Person's prior written consent, said consent or the denial thereof to be in the Indemnified Person's sole and absolute discretion.

      5.2 Within thirty (30) days from the date of receipt by Borrower from any Indemnified Person of a request to defend, Borrower must acknowledge in a writing satisfactory to the Indemnified Person in its sole discretion, its duty to defend and that such claim is covered in its entirety by this Agreement (the "Acknowledgment"); provided, however, that until the Indemnified Person receives the Acknowledgment, the Indemnified Person shall be entitled to defend such claim and Borrower shall be bound in the manner set forth in this Agreement.

      5.3 In the event that Borrower is defending an Indemnified Person, such defense shall be conducted by reputable attorneys retained by Borrower, satisfactory to said Indemnified Person in its sole and absolute discretion, at Borrower's sole cost and expense. In addition, said Indemnified Person shall have the right to participate in such proceedings and to be represented by attorneys of its own choosing. The Indemnified Person shall be responsible for the cost of such participation unless the Indemnified Person shall have concluded in its sole discretion that the interests of the Indemnified Person and of Borrower in the action conflict in such a manner and to such an extent as to require, consistent with applicable standards of professional responsibility, the retention of separate counsel for the Indemnified Person, in which case Borrower shall pay for separate counsel chosen by the Indemnified Person.

      5.4 If Borrower fails to deliver the Acknowledgment or fails to choose counsel satisfactory to the Indemnified Person, Borrower shall not thereafter be entitled to elect or defend, and Borrower shall be bound by and shall be conclusively liable for the results obtained by the Indemnified Person, including without limitation, the amount of any judgment or good faith out-of-court settlement or compromise and all costs and fees of counsel incurred by the Indemnified Person in connection therewith.

      5.5 In the event that an Indemnified Person elects in its sole and absolute discretion to conduct its own defense, with participation of Borrower (however, failure of Borrower to participate shall not limit indemnified person's rights under this paragraph), of any action or proceeding that may be brought against an Indemnified Party or to which it may be a party, Borrower shall be conclusively liable for the results obtained by the Indemnified Person, including without limitation, the amount of any judgment or good faith out-of-court settlement or compromise. In addition, Borrower shall be liable for any and all costs and expenses, including, but not limited to, all attorneys' fees, that said Indemnified Person incurs.

      6. The term "Hazardous Materials" as used in this Agreement shall include, without limitation, petroleum and petroleum products (excluding a small quantity of gasoline used in maintenance equipment on the Property), flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyl, asbestos in any form that is or could become friable, hazardous waste, toxic or hazardous substances or other related materials or matter whether in the form of chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" that may give rise to liability under any Hazardous Materials Law.

      7. The term "Asbestos" as used in this Agreement shall mean any asbestos or material containing asbestos.

      8. The term "Hazardous Materials Law," as used in this Agreement, means any federal, state, or local law, rule, ordinance or regulation (either in existence as of the date hereof or exacted or promulgated after the date of this Agreement) or any court judgment or order of any federal, state or local agency or regulatory body (either in existence as of the date hereof or exacted or promulgated after the date of this Agreement) applicable to Borrower or to the Property relating to or that concern the management, control, discharge, treatment, containment and/or removal of substances or materials that are or may become a threat to PUBLS conduct including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials and Asbestos, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Property. "Hazardous Materials Law;" also shall include, but not be limited to, the Comprehensive Environmental Response, Compensation and Liability Act, the Emergency Planning and Community Right-to-Know Act of 1986, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Solid Waste Disposal Act, the Clean Water Act, the Clean Air Act, the Toxic Substance Control Act, the Safe Drinking Water Act and the Occupational Safety and Health Act, and all regulations adopted in respect to the foregoing laws.

      9. This Agreement, the payment of all sums due hereunder and the performance and discharge of each and every obligation, covenant and agreement of Borrower contained herein, are, and shall be deemed to be, secured by the Instrument.

      10. The liability of Borrower under this Agreement shall in no way be limited or impaired by, and Borrower hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Instrument or any other document which evidences, secures or guarantees all or any portion of the Loan (the "Other Security Documents") to or with Lender by Borrower or any person who succeeds Borrower as owner of the Property. In addition, the liability of Borrower under this Agreement shall in no way be limited or impaired by: (a) any extensions of time for performance required by the Note, the Instrument or any of the Other Security Documents; (b) any sale or transfer of all or part of the Property; (c) any exculpatory provision in the Note, the Instrument, or any of the Other Security Documents limiting Lender's recourse to property encumbered by the Instrument or to any other security, or limiting Borrower's rights to a deficiency judgment against Borrower; (d) the accuracy or inaccuracy of the representations and warranties made by Borrower under the Note, the Instrument or any of the Other Security Documents or herein; (e) the release of Borrower or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Other Security Documents by operation of law, Borrower's voluntary act, or otherwise;
(f) the RRITY for the Note or (g) Lender's failure to record the Instrument or file any UCC financing statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Borrower and with or without consideration.

      11. Lender may enforce the obligations of Borrower without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Instrument, or any Other Security Documents or any of the Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Lender from suing on the Note, foreclosing, or exercising any power of sale under, the Instrument, or exercising any other rights and remedies thereunder.

      12. The obligations and liabilities of Borrower under this Indemnity shall survive any termination, satisfaction, assignment, entry of a judgement of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Instrument.

      13. Any amounts payable to Lender under this Agreement shall become immediately due and payable and, if not paid within seven (7) days of written demand therefor, shall bear interest at the rate of five percent (5%) above the rate set forth in the Note from the date payment is made or loss or damage is sustained by Lender until paid, or, if such rate of interest may not be collected from the undersigned under applicable law, then at the maximum rate of interest, if any, which may be collected.

      14. Borrower hereby waives to the maximum extent permitted by law: (a) any right or claim of right to cause a marshaling of Borrower's assets or to cause Lender or order Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Borrower; (b) relinquishes all rights and REMEDIESUBROGATION which Borrower may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Lender or any other lender; (c) trial by jury in any action or proceeding brought by Borrower or Lender or any other lender or in any counterclaim asserted by Lender or any other lender against Borrower or in any matter whatsoever arising out of or in any way connected with this Agreement; (d) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (e) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand and (f) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Borrower hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.

      15. Borrower shall take any and all reasonable actions, including institution of legal action against third-parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Materials or Asbestos at, in, on, under or near the Property or otherwise obligated by law to bear the cost. Lender shall be and hereby is subrogated to all of Borrower's rights now or hereafter in such claims.

      16. Borrower, at Borrower's sole expense, shall cooperate with Lender, and provide access to Lender and any professionals engaged by Lender, upon Lender's request, to conduct, contract for, evaluate or interpret any environmental assessments, audits, investigations, testing, sampling, analysis and similar procedures on the Property. Lender will cooperate at Borrower's expense.

      17.   Borrower represents and warrants that:

            (a) Borrower has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Borrower has been duly and validly authorized; and all requisite corporate/partnership action has been taken by Borrower to make this Agreement valid and binding upon Borrower, enforceable in accordance with its terms;

            (b) Borrower's execution of, and compliance with, this Agreement are in the ordinary course of business of Borrower and will not conflict with or constitute a default under or result in the acceleration of any obligation under, or result in the violation of any law, rule, regulation, order, judgment or decree to which Borrower or the Property is subject;

            (c) There is no action, suit, proceeding or investigation pending or threatened against Borrower which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Borrower, or in any material impairment of the right or ability of Borrower to carry on its business substantially as now conducted, or in any material liability on the part of Borrower, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Borrower contemplated herein, or which would be likely to impair materially the ability of Borrower to perform under the terms of the Agreement;

            (d) Borrower does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (e) No approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

            (f) This Agreement constitutes a valid, legal and binding obligation of Borrower, enforceable against it in accordance with the terms hereof.

      18. Each party hereto shall immediately and in any event, within five (5) business days of receipt thereof, give written notice to the other party hereto of: (a) any notice or advice from any federal, state or local environmental agency or any other political subdivision, administrative panel or governmental agency having jurisdiction over the Property with respect to Hazardous Materials or Asbestos on, from or affecting the Property and (b) any claim, suit or proceeding, whether administrative or judicial in nature ("Legal Action"), brought against such party or instituted with respect to the Property, with respect to which

Borrower may have liability under this Agreement. Such notice shall comply with the provisions of paragraph 20 hereof.

      19. Lender shall, at all times, be free to independently establish to its satisfaction and in its absolute discretion the existence or nonexistence of any fact or facts the existence or nonexistence of which is a condition of this Agreement.

      20. No notice or other communication shall be deemed given unless sent in any of the manners, and to the persons, specified in this paragraph. All notices and other communications hereunder shall be in writing and shall be deemed given: (a) upon receipt if delivered personally (unless subject to clause (b)) or if mailed by registered or certified mail return receipt requested, postage prepaid; (b) at noon on the business day after dispatch if sent by a nationally recognized overnight courier or (c) upon the completion of transmission (which is confirmed by telephone or by a statement generated by the transmitting machine) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

If to       3300 University Drive,
            Coral Springs, Florida 33065
            Attention: _______________, _________
            Telecopy No.: (___) ___-____
            Confirmation No.: (___) ___-____


            or if to Lender:

            Berkeley Federal Bank & Trust FSB
            515 North Flagler Drive
            The Pavilion, 4th Floor
            West Palm Beach, Florida 33401
            Attention: ___________, ___________
            Telecopy No.: (___) ___-____
            Confirmation Number: (___) ___-____

      21. Borrower covenants and agrees that this Agreement shall be construed in accordance with the laws of the state in which the Property is located.

      22. The terms of this Agreement are for the sole and exclusive protection and use of Lender, the other indemnified persons and any prospective purchaser of the mortgage loan ("Purchaser"). No party other than Lender, the indemnified persons or a Purchaser shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any such third party.

      23. Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Instrument and if not contained therein in the other Loan Documents.

      24. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single agreement of Indemnity. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

      25. This Agreement may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

      26. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect or specific references in any provision of his Agreement, the term "Borrower" shall be deemed to refer to Borrower and its general partners and each person or entity comprising Borrower from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Borrower, all of whom shall be bound by the provisions of this Agreement. Each reference herein to Lender shall be deemed to include its successors and assigns, to whose favor the provisions of this Agreement shall also inure.

      27. If Borrower consists of more than one person or entity, the obligations and liabilities of each or in respect of this Agreement may be released without affecting the liability of any party not so released.

      29. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Lender has under the Note, the Instrument, or the Other Security Documents or would otherwise have at law or in equity.

      30. If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

      31. In any action to enforce or interpret this Agreement, the prevailing party shall be entitled to receive from the losing party, its attorneys' fees and costs incurred in connection therewith.

      32. There is no time limitation on Borrower's obligations hereunder, and Borrower waives all present and future statutes of limitations as a defense to any action to enforce the provisions of this Agreement.

      33. BORROWER WAIVES TRIAL BY JURY IN ANY ACTION BROUGHT ON, UNDER OR BY VIRTUE OF THIS AGREEMENT AND WAIVES ANY RIGHT TO REQUIRE LENDER AT ANY TIME TO PURSUE ANY REMEDY IN LENDER'S POWER WHATSOEVER. No failure or delay on the part of an indemnified person in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right or privilege preclude any other or further exercise of any such power, right or privilege. All powers, rights and privileges hereunder are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.

      IN WITNESS WHEREOF, this Agreement has been executed by Borrower and is effective as of the day and year first above written.

                                        BORROWER:
                                        TRANSEASTERN ABERDEEN PROPERTIES,
                                        INC., a Florida corporation

                                        By: __________________________________
_________________________________       Print Name: __________________________
_________________________________       Title: _______________________________


STATE OF FLORIDA              )
                              ) SS:
COUNTY OF __________          )

            I HEREBY CERTIFY THAT on this, the day of September, 1995, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared_______________, as ____________of TRANSEASTERN ABERDEEN PROPERTIES, INC., a Florida corporation, who, upon having executed the foregoing instrument, swore and acknowledged to and before me that he did so voluntarily and for the purposes set forth therein by and on behalf of the aforesaid corporation, as the free act and deed thereof, and who produced _______________________________________________________________
______________________ as identification, and who did take an oath.

            WITNESS my hand and official seal in the State and County last aforesaid this ____ day of September, 1995.

                                    ______________________________________
                                    Notary Public, State of Florida
                                    Print Name: __________________________
                                    Commission Number: ___________________
                                    My Commission Expires: _______________

                                            (Notarial Seal)

                                   EXHIBIT "C"

                          ABERDEEN GOLF & COUNTRY CLUB
                            SOURCES AND USES OF FUNDS

SOURCES:

  Berkeley Loan                              $          23,900,000

  Borrower Equity:
      Cash                                               2,000,000
                                             ---------------------

         Total Cost                          $          25,900,000
                                             =====================


USES:

Acquisition of Land &                        $          18,275,000
Entitlements (including
Borrowers Equity                                         5,160,000
Land Development Funding                                 1,000,000
Interest Reserve                                           600,000
Cash Flow Deficits                                         865,000___
Transaction Fees & Closing Costs             $          25,900,000
                                             ---------------------

      Total Cost


                                   EXHIBIT D
                  TRANSEASTERN PROPERTIES OF SOUTH FLORIDA INC.
            SUMMARY OF DATES RELATING TO POD AND PROJECT IMPROVEMENTS
                                ABERDEEN PROJECT

--------------------------------------------------------------------------------------------------------------------
                                                             PLANS/SPECS
                                                         COMPLETED, SUBMITTED
                                            ESTIMATED          TO OCWEN            CONSTRUCTION        CONSTRUCTION
OVERALL PROJECT IMPROVEMENTS                TOTAL COST         FOR REVIEW             STARTED            COMPLETED
--------------------------------------------------------------------------------------------------------------------
Gateway Blvd. West to Jog                      900            1-Oct-95              15-Nov-95             15-Apr-96
--------------------------------------------------------------------------------------------------------------------
Park Improvements along Le Chalet              150            1-Jan-96(1)           15-Jan-96             15-Apr-96
--------------------------------------------------------------------------------------------------------------------
Park Improvements for West POA                 100            1-Jan-96(1)           15-Feb-96             15-May-96
--------------------------------------------------------------------------------------------------------------------
Recreation Vehicle storage area buffer          75            1-Apr-96              15-May-96             15-Jul-96
--------------------------------------------------------------------------------------------------------------------
Road from Gateway to Pod J                     100            1-May-96              15-Jun-96             15-Aug-96
--------------------------------------------------------------------------------------------------------------------
Stockpile Fill required for Pod K              100            1-Feb-97              1-Mar-97              15-May-96
--------------------------------------------------------------------------------------------------------------------
Turnlane at Jog and Le Chalet                   30            1-Jan-97              15-Feb-96             15-Apr-96
--------------------------------------------------------------------------------------------------------------------
Landscaping improvements to ENTryways and      200            1-Jan-96              15-Feb-96             15-Jun-96
roads
--------------------------------------------------------------------------------------------------------------------
Additional buffer, roadway and other           250            1-Jan-96              15-Feb-96             15-Jun-96
improvements
--------------------------------------------------------------------------------------------------------------------
Sales office improvements                      125
--------------------------------------------------------------------------------------------------------------------
Contingency                                    170
--------------------------------------------------------------------------------------------------------------------
                                        _____________
                                             2,200
--------------------------------------------------------------------------------------------------------------------
POD IMPROVEMENTS
--------------------------------------------------------------------------------------------------------------------
Pod J                                          704            1-Jan-97              15-Feb-97             15-Jun-97
--------------------------------------------------------------------------------------------------------------------
Pod K                                          784            1-Feb-97              15-Mar-97             15-Jul-97
--------------------------------------------------------------------------------------------------------------------
Brittany Lakes                                 525            1-Mar-96              15-Apr-96             15-Aug-96
--------------------------------------------------------------------------------------------------------------------
Pod L Phase I                                  477            1-Oct-97              15-Nov-97             15-Apr-98
--------------------------------------------------------------------------------------------------------------------
Pod L Phase II                                 468            1-Feb-99              15-Mar-99             15-Jul-99
--------------------------------------------------------------------------------------------------------------------
                                        _____________
                                             2,958
--------------------------------------------------------------------------------------------------------------------
(1)  No drawings required                    5,158
                                        _____________
--------------------------------------------------------------------------------------------------------------------


                                   EXHIBIT "K"

                            ADVANCE REQUISITION FORM

                                   EXHIBIT "L"

                             LENDER'S CERTIFICATION

CERTIFICATE

                                               DATE:

TO:   BERKELEY FEDERAL BANK & TRUST FSB (LENDER)
      515 NORTH FLAGLER DRIVE
      THE PAVILION, 4TH FLOOR
      WEST PALM BEACH, FLORIDA 33401

RE:   BUILDING LOAN AGREEMENT DATED               , BETWEEN LENDER AND
                     (BORROWER) (OWNER)
      _____________________________________


           _________________________ (CONTRACTOR) HEREBY CERTIFIES THAT AMOUNTS HAVE BEEN PAID AND ARE DUE IT UNDER ITS CONTRACT WITH OWNER, DATED , 19 , (CONTRACT) AS STATED HEREIN FOR WORK DONE AND MATERIALS FURNISHED AND INCORPORATED INTO THE IMPROVEMENTS BEING ERECTED, THAT IT IS NOT BEHIND THE CONSTRUCTION PROGRESS SCHEDULE HERETOFORE DELIVERED TO THE BANK; THAT THE COSTS CONTINUE IN LINE WITH THE ANALYSIS COST OF THE PROJECT IN TRADE BY TRADE BREAKDOWN FORM HERETOFORE APPROVED BY THE BANK; THAT ALL CHARGES FOR ALL EXTRA WORK PERFORMED ON OR MATERIALS SUPPLIED TO THE PROJECT TO DATE HAVE BEEN INCLUDED HEREIN AND THAT NO REQUEST FOR PAYMENT OR CHARGES WILL BE MADE FOR EXTRA WORK PERFORMED OR MATERIALS SUPPLIED PRIOR TO THIS DATE; THAT THE LAST CHANGE ORDER APPROVED BY OWNER IS NO. , THAT THE LAST REQUEST FOR A CHANGE ORDER THAT HAS BEEN MADE BY CONTRACTOR BUT HAS NOT BEEN APPROVED IS REQUEST NO. , AND THAT THE OWNER IS NOT IN DEFAULT UNDER THE CONTRACT, EXCEPT AS FOLLOWS:

THAT THE CONTRACTOR IS NOT IN DEFAULT IN ANY OBLIGATION IN ITS CONTRACTS WITH SUBCONTRACTORS AND SUPPLIERS AND NO CLAIMS OF DEFAULT HAVE BEEN MADE BY ANY SUBCONTRACTOR OR SUPPLIER, EXCEPT AS FOLLOWS:

           THE BORROWER HEREBY CERTIFIES THAT THE AMOUNTS STATED HEREIN FOR WORK DONE AND FOR MATERIALS FURNISHED AND INCORPORATED INTO THE IMPROVEMENTS BEING ERECTED ARE CORRECT, AND IT REQUESTS AN ADVANCE IN THE AMOUNT STATED TO BE DUE HEREIN AND BORROWER CERTIFIES THAT NEITHER IT NOR CONTRACTOR ARE IN DEFAULT UNDER THE CONTRACT, EXCEPT AS FOLLOWS:

_________________________ (DESIGN PROFESSIONAL) HEREBY CERTIFIES THAT ALL WORK IS DONE IN A GOOD AND WORKMANLIKE MANNER AND IN ACCORDANCE WITH THE DRAWINGS, PLANS AND SPECIFICATIONS WHICH ARE THE ONES SUBMITTED TO AND APPROVED BY THE VARIOUS GOVERNMENTAL ENTITIES HAVING JURISDICTION, THE BANK, THE CONSULTING ENGINEER, THE OWNER AND THE CONTRACTOR AND IT HAS NO KNOWLEDGE OF ANY DEFAULT BY CONTRACTOR UNDER THE CONTRACT, EXCE ______________(CONSULTING ENGINEER) HEREBY CERTIFIES THAT (1) ON OR AFTER THE DATE OF THE WITHIN REQUISITION IT HAS INSPECTED THE IMPROVEMENTS BEING ERECTED, (2) THE WORK HAS BEEN DONE IN A GOOD AND WORKMANLIKE MANNER AND IN ACCORDANCE WITH THE DRAWINGS, PLANS AND SPECIFICATIONS, (3) THE AMOUNTS STATED AS PAID AND DUE FOR WORK DONE AND FOR MATERIALS FURNISHED AND INCORPORATED INTO THE IMPROVEMENTS BEING ERECTED ARE AS STATED HEREIN, (4) IT HAS NO REASON TO BELIEVE THE CONSTRUCTION OF THE IMPROVEMENTS CANNOT OR WILL NOT BE COMPLETED BY __________________________ IN ACCORDANCE WITH THE DRAWINGS, PLANS AND SPECIFICATIONS WITH THE BALANCE AVAILABLE FOR THAT PURPOSE YET TO BE ADVANCED BY THE BANK, (5) THE OWNER IS NOT BEHIND THE CONSTRUCTION PROGRESS SCHEDULE HERETOFORE APPROVED BY THE CONSULTING ENGINEER, (6) THE COSTS CONTINUE IN LINE WITH THE ANALYSIS COST OF THE PROJECT IN TRADE BY TRADE BREAKDOWN FORM HERETOFORE APPROVED BY THE BANK AND (7) THE CONSULTING ENGINEER HAS NO KNOWLEDGE OF A DEFAULT BY THE BORROWER UNDER THE BUILDING LOAN AGREEMENT, EXCEPT AS FOLLOWS:

90%*       OF TOTAL VALUE OF CONSTRUC-
           TION TO DATE (BASED ON
           CONTRACT COST BREAKDOWN
           PLUS PROPORTIONATE AMOUNT
           OF CONTRACTOR'S FEE)                     $

LESS:      REQUIRED INITIAL ADVANCE, $
           ADDITIONAL AMOUNT, IF ANY,
           TO BE ADVANCED BY OWNER ON
           ACCOUNT OF CONTRACT CHANGES,
           ETC.                                     $

           AMOUNT HERETOFORE ADVANCED BY
           BANK TO BORROWER FOR PAYMENTS TO
           CONTRACTOR FOR WORK DONE AND
           MATERIALS FURNISHED AND INCORPORATED
           INTO THE IMPROVEMENTS $                  $

           AMOUNT DUE BORROWER FOR PAYMENT TO
           CONTRACTOR FOR WORK AND MATERIALS
           INCORPORATED INTO THE IMPROVEMENTS,
           TO BE ADVANCED BY THE BANK FOR
           THAT PURPOSE PURSUANT TO THE BUILDING
           LOAN AGREEMENT                           $

*100% ON FINAL COMPLETION AND ACCEPTANCE.



BY:______________________________        BY: ______________________________
           (BORROWER)                               (CONTRACTOR)


BY:______________________________        BY: ______________________________
        (CONSULTING ENGINEER)                    DESIGN PROFESSIONAL

                                   EXHIBIT "M"

                             (Intentionally Deleted)

                                   EXHIBIT "N"

                                 REPORTING FORM

                                   EXHIBIT "O"

                              Intentionally Deleted

                                   EXHIBIT "P"

                                   LITIGATION

                                   EXHIBIT "Q"

                             RELEASE PRICE SCHEDULE

              ABERDEEN ACQUISITION AND DEVELOPMENT LOAN AGREEMENT
                               TABLE OF CONTENTS

                                                                          PAGE

PRELIMINARY STATEMENTS.....................................................  1

ARTICLE I           CERTAIN DEFINITIONS....................................  1

ARTICLE II          ACQUISITION AND DEVELOPMENT LOAN....................... 11
        2.1         RECITALS............................................... 11
        2.2         CONDITIONS TO LENDER'S OBLIGATION TO FIRST ADVANCE
                    FOR ACQUISITION COSTS UNDER THE  LOAN.................. 12
        2.3         CONDITIONS TO LENDER'S OBLIGATION TO FIRST ADVANCE
                    FOR DEVELOPMENT COSTS UNDER THE  LOAN.................. 19
        2.4         CONDITIONS TO EACH ADVANCE UNDER THE ACQUISITION
                    AND DEVELOPMENT LOAN................................... 24
        2.5         RIGHT TO WITHHOLD FUNDS................................ 29
        2.6         LIMITATION OF ADVANCES................................. 30
        2.7         EXPENSES............................................... 32
        2.8         EQUITY FUNDS........................................... 32
        2.9         INTEREST RESERVE....................................... 32
        2.10        CASH FLOW DEFICIT...................................... 34
        2.11        COST SAVINGS........................................... 35
        2.12        CONDITIONS TO FINAL ADVANCE............................ 35

   ARTICLE III      NET CASH FLOW.......................................... 37
        3.1         NET CASH FLOW PAYMENTS................................. 37

   ARTICLE IV       AFFIRMATIVE COVENANTS.................................. 39
        4.1         CONSTRUCTION OF PROJECT................................ 39
        4.2         COMMENCEMENT OF SUBSTANTIAL CONSTRUCTION; PROFORMA
                    COMPLIANCE............................................. 40
        4.3         EXISTENCE, PROPERTIES, ETC............................. 41
        4.4         PAYMENT OF INDEBTEDNESS, TAXES, ETC.................... 41
        4.5         PROPERTY REPORTS....................................... 41
        4.6         FINAN           ....................................... 42
        4.7         NOTICE OF DEFAULT...................................... 45
        4.8         NOTICE OF LITIGATION................................... 45
        4.9         PAYMENT OF COSTS AND EXPENSES.......................... 45
        4.10        ACCESS TO PROJECT...................................... 46
        4.11        BORROWER'S REQUIRED INVESTMENT......................... 46
        4.12        SECURITY INTEREST...................................... 46
        4.13        FURTHER ASSURANCES..................................... 46
        4.14        PERSONALTY AND FIXTURES................................ 46
        4.15        APPRAISAL.............................................. 46
        4.16        INSURANCE.............................................. 47
        4.17        PROCEEDS OF THE LOAN TO BE DRAWN....................... 48
        4.18        TITLE INSURANCE ENDORSEMENT............................ 48
        4.19        CONTINUED COMPLIANCE................................... 48
        4.20        MAINTENANCE AND SECURITY OF THE PROPERTY............... 48
        4.21        NOTICE OF CERTAIN MATTERS.............................. 48
        4.22        FURTHER ASSURANCES..................................... 49

                                                                          PAGE

        4.23        CONTINUED EXISTENCE.................................... 49
        4.24        HAZARDOUS MATERIALS.................................... 49

   ARTICLE V        NEGATIVE COVENANTS..................................... 51
        5.1         GUARANTIES............................................. 51
        5.2         NEGATIVE PLEDGE........................................ 51
        5.3         CONSOLIDATIONS, MERGERS AND ACQUISITIONS............... 52
        5.4         JUDGMENTS.............................................. 52
        5.5         INVESTMENTS, LOANS AND ADVANCES........................ 52
        5.6         NO ASSIGNMENT.......................................... 52

   ARTICLE VI.      ASSIGNMENTS............................................ 52
        6.1         ASSIGNMENT OF CONSTRUCTION CONTRACT.................... 52
        6.2         ASSIGNMENT OF PLANS AND SPECIFICATION.................. 53
        6.3         ASSIGNMENT OF DESIGN SERVICES CONTRACT................. 54

   ARTICLE VII.     REPRESENTATIONS AND WARRANTIES......................... 55
        7.1         RECITALS............................................... 55
        7.2         ORGANIZATION, POWER, ETC............................... 56
        7.3         AUTHORIZATION OF BORROWING, ETC........................ 56
        7.4         GOVERNMENTAL APPROVAL.................................. 56
        7.5         PLANS APPROVED......................................... 57
        7.6         LITIGATION............................................. 57
        7.7         AGREEMENTS............................................. 57
        7.8         TAXES.................................................. 57
        7.9         COMPLIANCE WITH LAW.................................... 57
        7.10        ERISA.................................................. 58
        7.11        FINANCIAL STATEMENTS................................... 58
        7.12        PLACE OF BUSINESS...................................... 58
        7.13        BROKERAGE COMMISSION................................... 58
        7.14        UTILITIES.............................................. 58
        7.15        PUBLIC WORKS AND UTILITY AGREEMENTS.................... 58
        7.16        ROADS.................................................. 59
        7.17        SUPPORTING DOCUMENTS................................... 59
        7.18        TITLE TO THE PROPERTIES................................ 59

   ARTICLE VIII.    EVENTS OF DEFAULT AND CERTAIN REMEDIES................. 59
        8.1         DEFAULT................................................ 59
        8.2         REMEDIES............................................... 62
        8.3         REMEDIES CUMULATIVE.................................... 63
        8.4         CROSS DEFAULT.......................................... 63

   ARTICLE IX.      LENDER'S DISCLAIMERS - BORROWER'S INDEMNITIES.......... 63
        9.1         NO OBLIGATION BY LENDER TO CONSTRUCT................... 63
        9.2         NO OBLIGATION BY LENDER TO OPERATE..................... 64
        9.3         INDEMNITY BY BORROWER.................................. 64
        9.4         NO AGENCY.............................................. 65
        9.5         NO REPRESENTATION BY LENDER............................ 65
        9.6         RELATIONSHIP OF PARTIES................................ 66
        9.7         LIABILITY OF LENDER.................................... 66

                                                                          PAGE

   ARTICLE X.       MISCELLANEOUS.......................................... 66
        10.1        NO TRANSFER OF PROPERTY................................ 66
        10.3        RELEASE PRICES......................................... 67
        10.4        SUBORDINATION TO CONSTRUCTION FINANCING................ 67
        10.6        AMENDMENT, WAIVER...................................... 68
        10.7        SEVERABILITY........................................... 68
        10.8        ESTOPPEL CERTIFICATES.................................. 68
        10.9        GOVERNING LAW.......................................... 69
        10.10       HEADINGS............................................... 69
        10.11       NOTICES................................................ 69
        10.12       SIGNAGE................................................ 69
        10.13       SURVIVAL OF AGREEMENT.................................. 69
        10.14       MUTUAL WAIVER OF JURY TRIAL............................ 70
        10.15       CONTROLLING DOCUMENT................................... 70
        10.16       SUCCESSORS............................................. 70
        10.17       TIME................................................... 71
        10.18       CHANGES................................................ 71
        10.19       COUNTERPARTS........................................... 71
        10.20       RECITALS............................................... 71

Exhibits

"A"     Closing List
"B"     Permitted Exceptions
"C"     Use of Proceeds
"D"     Completion Date Schedule
"E"     Title Company Agreement
"F"     General Contractor's Agreement
"G"     Design Professional's Agreement
"H"     Consulting and Management Agreement
"I"     Consulting Engineer's Agreement
"J"     Environmental Indemnity Agreement
"K"     Form of Advance Requisition
"L"     Lender's Certification
"M"     Intentionally Deleted
"N"     Reporting Form
"O"     Intentionally Deleted
"P"     Litigation
"Q"     Release Price Schedule

                           ACQUISITION AND DEVELOPMENT
                                 PROMISSORY NOTE

$23,900,000.00                                        West Palm Beach, Florida
                                                         September _____, 1995

FOR VALUE RECEIVED, TRANSEASTERN ABERDEEN PROPERTIES, INC., a corporation duly organized and validly existing under the laws of the State of Florida (the "BORROWER"), promises to pay to the order of BERKELEY FEDERAL BANK & TRUST FSB, a federally chartered savings bank (the "LENDER," which term shall also include any subsequent holder of this Note), the principal sum of up to a maximum amount of Twenty Three Million Nine Hundred Thousand and 00/100 Dollars ($23,900,000.00) (the "LOAN"), or so much thereof as shall have been advanced under the provisions of the Acquisition and Development Loan Agreement of even date herewith (the "LOAN AGREEMENT"), with interest until paid as set forth in this Note.

        1. INTEREST. Subject to the limitations set forth in Section 15 hereof, interest shall accrue and be payable as follows:

           (a) Interest shall accrue on the unpaid principal balance of this Note at the rate equal to twenty (20%) percent per annum (the "Stated Rate"), payable as follows:

               (i) Interest only installments shall be paid on the unpaid principal balance of this Note from time to time at a rate which is two percent (2%) per annum above the Prime Rate as hereinafter defined (the "PAY RATE"). As used herein, "PRIME RATE" shall mean the highest prime rate (or base rate) reported in the Money Rates column or section of THE WALL STREET JOURNAL (rounded upward to the nearest one-eighth of one percent) published on the second business day of the month preceding the month in which a payment of interest and/or principal is due on the Loan, as having been the rate in effect for corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) as of the first calendar day of such month for which such rate is published. If THE WALL STREET JOURNAL ceases publication of the Prime Rate, then "Prime Rate" shall mean the prime rate (or base rate) announced by Bankers Trust Company, New York, New York (whether or not such rate has actually been charged by such bank). If Bankers Trust Company discontinues the practice of announcing the Prime Rate, the "Prime Rate" shall mean the highest rate charged by such bank on short term, unsecured loans to its most credit-worthy large corporate borrowers. If THE WALL STREET JOURNAL (1) publishes more than one Prime Rate, the higher or highest of such rates shall apply, or (2) publishes a retraction or correction of such Prime Rate, the rate reported in such retraction or correction shall apply. Interest shall be adjusted monthly on the first day of each month in accordance with the Prime Rate then in effect at the close of regular banking hours on the day of adjustment. The interest which accrues as a result of the difference between the Stated Rate and the Pay Rate shall be hereafter referred to as the "Accrued Interest."

               (ii) To the extent not paid pursuant to subsection (a)(i) above, the balance of the Accrued Interest at any time outstanding shall be payable from Borrower's payments of Net Cash Flow (as defined in the Loan Agreement and as to be paid in accordance with the terms hereof and the Loan Agreement);

           (b) During any month that the interest portion of any Net Cash Flow payments described in subsection (a)(ii) above shall be in an amount which is less than the amount necessary to pay all Accrued Interest due for such month in accordance with the terms of this Note calculated on a monthly basis, after taking into account the interest paid in accordance with subsection (a)(i), Lender shall subtract the interest portion of the monthly Net Cash Flow payment received pursuant to subsection (a)(i) or (a)(ii) above from the amount of Accrued Interest for such month (the "Monthly Difference") and shall add the Monthly Difference to the outstanding and unpaid principal balance hereof. The Monthly Difference added to the outstanding and unpaid principal balance shall also bear interest at the rate of twenty (20%) percent per annum.

           (c) Notwithstanding anything contained herein to the contrary, (i) all interest which shall have accrued and be due and payable pursuant to this Note shall in no event be less than $1,000,000.00, subject to the limitations set forth in this subsection and in Section 15 hereof (the "Yield Maintenance Fee"); and (ii) interest accrued pursuant to this Note (including the interest added to the outstanding and unpaid principal balance hereof in the event that the payments of interest received pursuant to subsection (a)(i) or (a)(ii) shall be insufficient to pay all interest then accrued for the applicable monthly period, and the Yield Maintenance Fee) shall not in any monthly period exceed the maximum lawful rate, and if and to the extent that the interest accrued for any monthly period shall exceed the maximum lawful rate, then IPSO FACTO, the payment to be made or the amount accrued or to be delivered or to be fulfilled shall be reduced to the maximum lawful rate; and if under any such circumstances Lender shall ever receive an amount deemed interest, by applicable law, which would exceed the maximum lawful rate such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Mortgage and not to the payment of interest or if such excessive interest exceeds the unpaid balance of principal and other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. To the extent permitted by law, all sums paid or agreed to be paid to the Lender for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby outstanding from time to time shall be amortized, prorated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this savings clause shall control and supersede every other provision of all agreements between Lender and Borrower and any endorser, or guarantor of this Note.

           (d) Interest will accrue at the rate of 1/360th of the annual interest rate for each day that principal is outstanding, adjusted for the actual number of days elapsed in any period (Actual/360 computation).

        2. REPAYMENT. Beginning on November 1, 1995 and on the first day of each month thereafter until paid, Borrower shall make monthly payments, in arrears, of interest on the aggregate of the outstanding amounts advanced from time to time under the Loan Agreement at the Pay Rate. Beginning on November 15, 1995 and on the fifteenth (15th) day of each month thereafter until paid, Borrower unconditionally promises to pay to Lender one hundred percent (100%) of all Net Cash Flow (as defined in the Loan Agreement) which shall be remitted via quarterly payments, in arrears, commencing on January 15, 1996. Interest shall accrue on each amount advanced from the date advanced until paid.

        3. PREPAYMENT. This Note may not be re-financed or prepaid in whole for the period commencing on the date hereof and ending one year from the date hereof, except for an involuntary prepayment resulting from the application of insurance proceeds or condemnation awards by Borrower pursuant to the terms of the Mortgage, unless the payment of the Yield Maintenance Fee, together with all other interest, fees, payments and charges collected on the Loan through such date would not exceed the maximum lawful interest rate permitted under the laws of the State of Florida. Except as expressly provided in the preceding sentence to the contrary, Borrower shall have the privilege to prepay the principal indebtedness in whole or in part at any time without payment of a premium; provided, however, that the Borrower shall remain fully liable for all interest as provided in this Note, including the Yield Maintenance Fee. In the event Borrower prepays the principal indebtedness in whole (whether from Net Cash Flow or otherwise), such prepayment shall be accompanied by Borrower's payment to Lender of the accrued and unpaid portion of the Yield Maintenance Fee. In the event Borrower prepays the principal indebtedness in part (whether from Net Cash Flow or otherwise), such prepayment shall be accompanied by Borrower's payment of all accrued and unpaid interest (whether for the current month or for any month in which interest has been added to principal in accordance with the terms of Section 1 hereof). In the event of partial prepayments (whether from Net Cash Flow or otherwise), the balance of the Yield Maintenance Fee, if any, shall be paid by Borrower to Lender upon the final payment of outstanding principal indebtedness.

        4. MATURITY DATE. The entire unpaid principal balance with interest as specified in this Note (including the Yield Maintenance Fee), unless sooner paid shall be due and payable on September ____, 2000 (the "MATURITY DATE").

        5. ESCROW FOR TAXES AND CASUALTY INSURANCE. At Lender's option, the monthly payments shall also include a sum equal to one-twelfth of the annual premiums that will next become due and payable on policies of fire and other hazard insurance covering the property (the "PROPERTY") given to secure the indebtedness evidenced by this Note, PLUS one-twelfth of the annual taxes and assessments next due on the Property (all as estimated by Lender), such sums, excluding payments of principal and interest, to be held by Lender in a non-interest bearing account to pay such premiums, taxes and assessments. Any amounts deposited pursuant to the provisions of this paragraph shall not be, nor be deemed to be, trust funds, nor shall they operate to curtail or reduce the indebtedness evidenced hereby, and all such amounts may be commingled with the general funds of the depositor and be deposited at Lender or at an institution designated by Lender. Lender shall not be responsible for the solvency of such institution, provided that it is insured by the Federal Deposit Insurance Corporation or other regulatory agency at the time of designation. Following a default hereunder or under the Loan Agreement or mortgage securing the indebtedness hereunder or various other documents and instruments evidencing or securing the indebtedness as such are more particularly described in the Loan Agreement (the "LOAN DOCUMENTS"), Lender may apply any amounts deposited pursuant to the provisions of this paragraph or pursuant to any other term, covenant or agreement toward the payment of the indebtedness evidenced by this Note (in such manner or combination thereof including inverse order of maturity of installments, if any, as Lender, in its sole discretion, may elect).

        6. APPLICATION OF PAYMENTS. Prior to a default, all payments received by Lender shall be applied to the following items in the order stated:

               (I) Then due portions of the escrow for fire and other hazard insurance premiums, taxes and assessments, if applicable;

               (II) Then due payments of interest and late charges, if any, on the indebtedness hereunder in inverse order of maturity i.e., current interest and then to accrued interest;

               (III) Then the principal of said indebtedness, including (i) payments made to release lots and memberships from the lien of the Mortgage and other Loan Documents, and (ii) Net Cash Flow payments to the extent applied to a reduction of outstanding principal; and

               (IV) Then to any Yield Maintenance Fee due under the Loan.

7. LATE CHARGES. If any installment of interest or principal or any other payment due under this Note is not paid within five (5) days after the date that the installment or payment is due, Borrower promises to pay Lender a "late charge" equal to 5% of the aggregate monthly payment required by this Note. Borrower promises to pay costs of collection, including a reasonable attorney's fee, if this Note is referred to an attorney for collection after default.

        8. DEFAULT RATE. In the event Borrower shall fail to make any one or more payments on account of interest, principal, charges, or premiums within five (5) days after the date the same shall become due and payable, as is herein or in the deed of trust securing the indebtedness hereunder provided, Borrower shall pay to Lender interest on any overdue payment of principal, interest, charges and premiums at the rate of five percent (5%) per annum above the Pay Rate otherwise payable under the terms of this Note (the "DEFAULT RATE"), from the date the same shall become due and payable until the date paid. Following a default hereunder or under the Loan Agreement or mortgage securing the indebtedness hereunder or Loan Documents, the term "Pay Rate" as used in this Note shall be deemed to be the Default Rate.

        9. PLACE AND TIME OF PAYMENTS.

           (a) All payments required to be made pursuant to this Note shall be made during regular business hours to Lender's account at Berkeley Federal Bank & Trust FSB, Account Number: 16000820, in the name of Lender, or at such other place as Lender may from time to time designate in writing, either by wire transfer of United States Dollars, ABA Number: 231170152, Attention: Loan Servicing Department, or by cashier's check, or in coin or currency of the United States of America which at the time of payment is legal tender for the payment of public or private debts. Payments sent via U.S. Mail shall be sent addressed as follows:

                                 Berkeley Federal Bank & Trust FSB
                                 The Forum
                                 Suite 804
                                 1675 Palm Beach Lakes Boulevard
                                 West Palm Beach, Florida 33401

           (b) Interest shall be payable for the Closing Date, but not for the day of any payment on the amount paid if such payment is received by Lender prior to twelve o'clock p.m. E.S.T. (or E.S.D.T. as the case may be). If any payment of principal or interest shall be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment. Any payment of principal and interest received after twelve o'clock noon E.S.T. (or E.S.D.T. as the case may be) shall be deemed to have been received by Lender on the next succeeding Business Day and shall bear interest accordingly. Any payment tendered other than in coin or currency of the United States as aforesaid shall be accepted by Lender subject to collection, and interest shall accrue until the Business Day on which good funds are available for immediate use by Lender on or before twelve o'clock p.m. E.S.T. (or E.S.D.T as the case may be).

        10.SECURITY FOR NOTE. This Note is secured by the mortgage and security agreement (the "MORTGAGE") and the Loan Documents executed of even date herewith by Borrower to Lender, to which Mortgage reference is made for a description of the Property, definition of terms, the nature and extent of the security, and the rights of Lender and its successors and assigns, in respect of such security.

        11.ACCELERATION. Upon any default under this Note or upon any violation of the terms or conditions of the Mortgage, or the Loan Agreement, or the Loan Documents, or any other term, covenant or agreement of Borrower or any affiliate (as defined in 11 U.S.C. 101(2), hereinafter "affiliate") of Borrower or any endorser, guarantor or surety for Borrower with or to Lender, however, created, primary or secondary, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, or any declared default beyond any applicable cure period of any term, covenant or agreement of any document or instrument evidencing or securing that certain Revolving Construction Loan or to be made by Ohio Savings Bank, F.S.B. in favor of Borrower, including without limitation the Mortgage and Security Agreement securing the Revolving Construction Note and encumbering or to encumber the Property (the "Ohio Mortgage"), the unpaid principal with all interest (including the Yield Maintenance Fee) and all other sums secured by the Mortgage shall at the option of Lender become immediately due and payable. In the event of such acceleration, Borrower may discharge its obligations to Lender by paying all sums due under the Note and the Mortgage, with interest at the Default Rate accruing from the date such acceleration is declared, plus any applicable Yield Maintenance Fee. Failure to exercise this option shall not constitute a waiver of the right to exercise this option in the event of any subsequent default. Without limiting any right of acceleration set forth herein, Lender may, at its sole option, exercise its rights of set-off by applying any monies of Borrower on deposit with Lender or pledged to Lender and on deposit with Bank of North America (other than with respect to the sale of residential units under construction) toward payment of any of Borrower's obligations to Lender, without notice. In the event Lender is served with any legal notice, service of process or order seeking to seize Borrower's rights and/or interest in any bank account maintained with Lender or pledged to Lender and on deposit with the Bank of North America (other than with respect to the sale of residential units under construction), the balance in any said account shall immediately be deemed to have been and shall be set-off against any and all obligations of Borrower to Lender to the extent permissible under applicable law, as of the time of issuance of any such writ of process, whether or not Borrower and/or Lender shall then have been served therewith.

        12.PAYMENT OF COSTS. In the event this Note is turned over to an attorney at law for collection after default or to protect Lender's interests hereunder or enforce the Lender's security at law or in equity, or in a bankruptcy, receivership or any other court proceeding (whether at the pretrial, trial or appellate level), in addition to the principal, interest, late charges, and/or Yield Maintenance Fee due hereunder, Lender shall be entitled to collect, all costs of collection including but not limited to reasonable attorneys' fees, incurred in connection with protection of or realization of collateral or in connection with any of Lender's collection efforts, whether or not suit on this Note or any foreclosure proceeding is filed, and all such costs and expenses shall be payable on demand and shall also be secured by the Mortgage.

        13.WAIVER. As to this Note, the Mortgage, and the Loan Documents, Borrower and all guarantors, sureties and endorsers, if any, severally waive all applicable exemption rights, whether under any state constitution, homestead laws or otherwise, and also severally waive valuation and appraisement presentment, protest and demand, notice of protest, demand and dishonor and nonpayment, and also notice of acceleration of this Note for any period and all other notices, filing of suit and diligence in collecting this Note, in enforcing any of the security rights or in proceeding against the Property, and expressly agree that the maturity of this Note, or any payment under this Note, may be extended from time to time without notice to or consent of any and all parties liable without in any way affecting the liability of Borrower and all guarantors. Further, the Borrower and all guarantors agree that Lender may, from time to time, extend, modify, amend or renew this Note for any period (whether or not longer than the original period of the Note) and grant any releases, compromises or indulgences with respect to the Note or any extensions, modifications amendments or renewals thereof or any substitution, exchange, addition or release of any security therefor, or to any party liable (primarily or secondarily, all without notice to consent of Borrower and all guarantors and sureties, each of which shall be and remain jointly and severally directly and primarily, liable for all sums due under this Note, the Mortgage, the Loan Agreement and the Loan Documents.

        14.WAIVER OF JURY TRIAL. BORROWER WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY SUITS, CLAIMS, COUNTERCLAIMS, AND ACTIONS OF ANY KIND ARISING UNDER OR RELATING TO THIS NOTE. BORROWER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENTS TO LENDER THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY. BORROWER AGREES THAT ALL SUCH SUITS, CLAIMS, COUNTERCLAIMS, AND ACTIONS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER TO ENTER INTO THIS TRANSACTION.

        15.USURY LIMITATIONS. It is the intention of the parties to conform strictly to applicable usury laws from time to time in force, and all agreements between Borrower and Lender, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever and under no circumstance, whether by acceleration of maturity hereof, the happening of any subsequent event including, but not limited to, a prepayment of the principal indebtedness in whole or in part, or otherwise, shall the amount paid or agreed to be paid to Lender, or collected by Lender, for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the payment or performance of any covenant or obligation contained herein or in the Mortgage or in any other Loan Documents, or in any other document evidencing, securing, or pertaining to the indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury laws. If under any circumstances whatsoever fulfillment of any provision hereof or of the Mortgage or any other Loan Documents, at the time performance of such provision shall be due, shall involve an amount or any portion thereof in excess of the limit of validity prescribed by law, then IPSO FACTO, the payment to be made or the amount to be delivered to be fulfilled shall be reduced to the limit of such validity; and if under any circumstances Lender shall ever receive an amount deemed interest, by applicable law, which would exceed the highest lawful rate, such amount that would be excessive interest under applicable usury laws shall be applied to the reduction of the principal amount owing hereunder or to other indebtedness secured by the Mortgage and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal and other indebtedness, the excess shall be deemed to have been a payment made by mistake and shall be refunded to Borrower or to any other person making such payment on Borrower's behalf. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of the indebtedness of Borrower evidenced hereby, outstanding from time to time shall, to the extent permitted by applicable law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of this Note until payment in full of such indebtedness so that the actual rate of interest on account of such indebtedness is uniform through the term hereof. The terms and provisions of this paragraph shall control and supersede every other provision of all agreements between Lender and Borrower and any endorser or guarantor of this Note.

        16.BUSINESS PURPOSE. Borrower represents and warrants that it is a business or commercial organization within the meaning of the commercial entity and business purpose provisions of the laws of the State of Florida and Borrower further represents and warrants that the Loan was made and transacted solely for the purpose of carrying on or acquiring a business or commercial enterprise within the meaning of that subtitle.

        17.SEVERABILITY. In case any provision (or any part of any provision) contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

        18.GOVERNING LAW. Borrower hereby acknowledges, consents and agrees (i) that the provisions of this Note and the rights of all parties mentioned herein shall be governed by the laws of the State of Florida and interpreted and construed in accordance with such laws (without regard to conflict of laws provisions) and (ii) that any court of competent jurisdiction of the State of Florida shall have jurisdiction and venue in any proceeding instituted to enforce this Note and any objections to such jurisdiction or venue are hereby waived.

        19.NO WAIVER BY LENDER. No failure on the part of Lender to exercise any right or remedy hereunder, whether before or after the happening of a default shall constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively, or shall be deemed to be a novation of this Note or as a reinstatement of the debt evidenced hereby or as a waiver of such right or acceleration or any other right, or be construed so as to preclude the exercise of any right that Lender may have, whether by the laws of the State of Florida, by agreement, or otherwise; and Borrower and each endorser or guarantor hereby expressly waives the benefit of any statute or rule of law or equity that would produce a result contrary to or in conflict with the foregoing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom such agreement is sought to be enforced.

        20.NO OFFSETS. No indebtedness evidenced by this Note shall be deemed to have been offset or shall be offset or compensated by all or part of any claim, cause of action, counterclaim or cross-claim, whether liquidated or unliquidated, which Borrower may have or claim to have against Lender now or hereafter. Furthermore, in respect to the present indebtedness of, or any future indebtedness incurred by, Borrower to Lender, Borrower waives, to the fullest extent permitted by law, the benefits of any applicable law, regulation or procedure that substantially provides that, if (i) cross-demands for money have existed between persons at any point in time and (ii) neither demand was barred by the applicable statute of limitations and (iii) an action is thereafter commenced by one such person, then the other may assert in his answer the defense of payment in that the two demands are compensated so far as they equal each other, notwithstanding that an independent action asserting the claim would at the time of filing the answer be barred by the applicable statute of limitations.

        21.LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTE. In the event of the loss, theft or destruction of this Note, upon Borrower's receipt of a reasonably satisfactory indemnification agreement executed in favor of Borrower by the party who held this Note immediately prior to its loss, theft or destruction, or in the event of the mutilation of this Note, upon Lender's surrender to the Borrower of the mutilated Note, Borrower shall execute and deliver to such party or Lender, as the case may be, a new promissory note in form and content identical to this Note in lieu of the lost, stolen, destroyed or mutilated Note.

        22.RELATIONSHIP OF PARTIES. THE RELATIONSHIP BETWEEN BORROWER AND LENDER IS, AND AT ALL TIMES SHALL REMAIN, SOLELY THAT OF DEBTOR AND CREDITOR, AND SHALL NOT BE, OR BE CONSTRUED TO BE, A JOINT VENTURE, EQUITY VENTURE, PARTNERSHIP OR OTHER RELATIONSHIP OF ANY NATURE.

        23.INCREASED COST AND REDUCED RETURN.

               (a) If on or after the date hereof, the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall subject the Lender to any tax, duty or other charge with respect to the Loan, or shall change the basis of taxation of payments to the Lender of the principal of or interest on the Loan or any other amounts due under this Note in respect of the Loan or its obligation to make the Loan (except for changes in the rate of tax on the overall net income of the Lender imposed by the jurisdiction in which the Lender's principal executive office is located) and the result of the foregoing is to increase the cost to the Lender of making or maintaining the Loan, or to reduce the amount of any sum received or receivable by the Lender under this Note with respect thereto, by an amount deemed by the Lender to be material, then, within fifteen (15) days after demand by the Lender, the Borrower shall pay to the Lender such additional amount or amounts as will compensate the Lender for such increased cost or reduction.

               (b) The Lender will promptly notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle the Lender to compensation pursuant to this Section. A certificate of the Lender claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Lender may use any reasonable averaging and attribution methods.

               (c) Nothing in this Section 23 shall preclude Borrower from repaying the Loan in full, including all accrued interest and Yield Maintenance Fee that may be due, in lieu of paying such additional amount or amounts as are required under this Section 23.

        24.NOTICES. No notice or other communication shall be deemed given unless sent in the manner, and to the persons, specified in this Section. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon receipt if delivered personally (unless subject to clause
(b)) or if mailed by registered or certified mail, (b) at noon on the date after dispatch if sent by overnight courier or (c) upon the completion of transmission (which is confirmed telephonically by the receiving party) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, and in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

If to Borrower:           Transeastern Aberdeen Properties, Inc.
                          3300 University Drive
                          Coral Springs, Florida 33065
                          Attn: Mr. Arthur Falcone, President
                          Telecopy Number:305-346-9704
                          Confirmation Number: 305-346-9700

If to Lender:             Berkeley Federal Bank & Trust FSB
                          1675 Palm Beach Lakes Boulevard
                          10th Floor
                          West Palm Beach, Florida  33401
                          Attention: Secretary
                          Telecopy Number:  (407) 681-8177
                          Confirmation Number:  (407) 681-8000

Notwithstanding the foregoing, any notice in fact received shall be effective as of the time of receipt.

        25.JOINT AND SEVERAL LIABILITY. If Borrower consists of more than one
(1) person, corporation or other entity, the obligations and liabilities of such persons, corporations or other entities under this Note, under the Mortgagee, and under the other Loan Documents shall be joint and several, and the word "Borrower" shall mean all or some or any of them.

        26.TIME OF THE ESSENCE. Time is of the essence to each and every provision of this Note.

        27. REMEDIES CUMULATIVE. The remedies of Lender as provided herein, in the Mortgage, Loan Agreement and the Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefor shall arise. No act of omission or commission of Lender, including specifically any failure to exercise any right, remedy or recourse, shall be effective as a waiver thereof, unless it is set forth in a written document executed by Lender and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver of, any subsequent right, remedy or recourse as to any subsequent event.

        28. DURATION OF FULL LIABILITY. Borrower and Guarantor shall have full personal liability for the repayment of the Loan and for the observance and performance of all of the covenants and agreements under the terms of this Note, the Mortgage, and any other Loan Documents until the completion of the Improvements in accordance with all terms, covenants and conditions set forth herein and in the Loan Agreement and Loan Documents; provided, however, that nothing contained herein shall be construed to release or impair the full personal liability for repayment of the Loan and for the observance and performance of all terms, covenants, conditions and agreements under the terms of this Note, the Mortgage and any other Loan Documents if, as of the date of Borrower's completion of the Improvements in accordance with all terms, covenants and conditions set forth herein and in the Loan Agreement and Loan Documents, there shall be a default under any term, covenant, provision or agreement under the terms of this Note, the Mortgage, the Loan Agreement or Loan Documents. However, if as of the date of Borrower's completion of the Improvements in accordance with all terms, covenants and conditions set forth herein and in the Loan Agreement and Loan Documents there shall be no default under any term, covenant, provision or agreement under the terms of this Note, the Mortgage, the Loan Agreement or Loan Documents ("EVENT OF LIMITED RELEASE"), then the remainder of this Section 28 shall be applicable. By its acceptance hereof, Lender agrees that upon the happening of the Event of Limited Release, Borrower and Guarantor (which term for purposes of this Section shall include their present or future general partners, shareholders or members, and their successors and assigns) shall not have any personal liability for the repayment of the Loan or for the observation or performance of any covenants or agreements under the terms of this Note, the Mortgage or any other Loan Documents (the term "LOAN DOCUMENTS" for purposes of this sentence and the remainder of this Section shall exclude the Environmental Indemnity Agreement executed by Borrower and Lender concurrently with the execution of this Note and the provisions of this Section shall not apply to Borrower's liabilities under such agreement). Upon the happening of the Event of Limited Release, in the event of default under the terms of this Note, the Mortgage or any other of the Loan Documents, Lender shall rely solely on the Property and the foreclosure of any liens or security interests securing payment of this Note to satisfy the obligations of Borrower under this Note, the Mortgage and the other Loan Documents and no deficiency or other money judgments shall ever be sought against Borrower; PROVIDED, HOWEVER, that nothing herein contained shall be construed to release or impair the indebtedness evidenced by this Note, or the lien upon the Property, or preclude the application of the Property to the payment of this Note in accordance with the terms of the Mortgage, the Loan Agreement and the Loan Documents, or impair the rights of the Lender to accelerate the maturity of this Note (or to avail itself of any of its rights and remedies) upon default hereunder.

        Notwithstanding anything contained in this Note or the Guaranty to the contrary, Borrower and Guarantor shall have full personal liability for the repayment of the Loan and for the observance or performance of all of the covenants and agreements under the terms of this Note, the Mortgage and any other Loan Documents (irrespective of the happening of the Event of Limited Release) in the event that any of the following shall occur: (i) the Property, or any interest therein is sold, conveyed, transferred or assigned without Lender's prior written consent which consent may be expressly set forth in the Loan Documents; (ii) a controlling interest in the entity comprising Borrower is sold, conveyed, transferred or assigned without Lender's prior written consent or, if Borrower is a partnership, the current general partner(s) of Borrower cease to own 100% of their present interest in Borrower; (iii) Borrower shall acquire or hold any asset other than the Property, or Borrower shall commence to operate, acquire, or otherwise engage in any business or activity in addition to the business of holding the Property in its capacity as a single-asset holding entity; (iv) Borrower obtains additional financing secured by the Property (excluding the Mortgage in favor of the Ohio Lender, as defined in and subject to the terms of the Loan Agreement), or otherwise encumbers the Property without Lender's prior written consent; (v) Borrower, Guarantor, or any of Borrower's or Guarantor's partners, officers, directors, employees, agents, or any other representatives of Borrower (collectively, the "BORROWER PARTIES") engages in any fraud or misrepresents any fact to induce Lender to make the Loan, or engages in fraud or breaches any representation or warranty contained in this Note, Mortgage or any other Loan Documents during the term of the Loan; (vi) Borrower or any of the Borrower Parties fails to apply proceeds received from insurance policies or other sources in accordance with the terms of any of the Loan Documents; (vii) Borrower or any of the Borrower Parties fails to apply all proceeds produced by or derived from the Property (whether due to the sale or transfer of Lots (as defined in the Loan Agreement) or golf club memberships or management fees) in accordance with the terms of the Loan Documents; (viii) the Property shall be in violation of any federal, state, or local law, ordinance or regulation pertaining to the environmental condition or any other condition of the Property and such violation shall not be cured within (30) days from the date of issuance of a notice of the subject violation by a governmental entity of competent jurisdiction; (ix) Borrower, or any of the Borrower Parties, has knowledge of a pre-existing environmental condition or other condition that adversely affects the value of the Property as collateral of the Loan and fails to disclose any such condition to Lender in writing prior to the funding of the Loan, or Borrower or any of the Borrower Parties discovers during the term of the Loan, an environmental condition or other condition that adversely affects the value of the Property as collateral for the Loan, and fails to disclose any such condition to Lender in writing within ten (10) days of discovering the condition, or to cure any such condition within thirty (30) days of discovering the condition; (x) Borrower or any of the Borrower Parties fails to deliver to Lender following a default hereunder or under the Loan Agreement, Mortgage or Loan Documents all proceeds and deposits produced by or derived from the Property (whether due to the sale or transfer of Lots or golf club memberships or management fees) and all records pertaining to the foregoing and the Property; (xi) permits any mechanic's or other liens to be filed against the Property (excluding the Mortgage in favor of the Ohio Lender as defined in and subject to the terms of the Loan Agreement), or any portion thereof, and such lien (whether senior or subordinate to the Mortgage) is not bonded or removed from title in a manner reasonably acceptable to Lender within ten (10) days; or (xii) Borrower fails to complete the Improvements in accordance with all terms, covenants and conditions set forth in the Loan Agreement or Loan Documents, or, if as of the date of Borrower's completion of the Improvements as described herein, there shall be a default under any term, covenant or provision of this Note, Mortgage, Loan Agreement or Loan Documents.

        Furthermore, notwithstanding anything to the contrary set forth herein (including, without limitation, the happening of the Event of Limited Release), Borrower and Guarantor (and their present or future general partners, shareholders or members, successors and assigns, if any) shall be fully liable to Lender for (i) damages suffered as a result of fraud, waste or misrepresentation by any Borrower or any of the Borrower Parties; (ii) any security deposit, monies due to sales or rentals or other income arising out of or with respect to the Property (whether due to the sale or transfer of Lots or golf club memberships or management fees) which is collected by Borrower after Lender has given notice that Borrower is in default under this Note or any of the other Loan Documents and prior to any cure of such default (to the full extent of such security deposits, monies due to sales or rentals or other income retained and collected by Borrower after the giving of any such notice and prior to any cure of such default); (iii) the fair market value as of the time of the giving of any written notice referred to in clause (ii) hereinabove of any personal property or fixtures removed or disposed of by Borrower other than in accordance with the terms of the Loan Documents; (iv) the misapplication of any proceeds in violation of any of the Loan Documents (to the full extent of such misapplied proceeds) under any insurance policies or awards resulting from condemnation or the exercise of the power of eminent domain by reason of damage, loss or destruction of any portion of the Property or any buildings located thereon; or (v) violations of any applicable environmental laws such as the presence of hazardous wastes or similar substances on the Property caused by acts or omissions of Borrower. Notwithstanding clause (ii) above, Borrower may apply income derived from the Property to the operating expenses directly relating to the Property without creating personal liability hereunder.

        29.DEFINITION OF BORROWER AND LENDER. As used herein, the words "Borrower" and "Lender" shall be deemed to include Borrower and Lender as defined herein, and their respective heirs, personal representatives, successors and assigns.

        IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered on its behalf under seal on the date first written above.

                                        BORROWER:

                                        TRANSEASTERN ABERDEEN PROPERTIES, INC.,
                                        a Florida corporation

                                        By: __________________________________
                                        Name: ________________________________
                                        Title: _______________________________

                           ACQUISITION AND DEVELOPMENT
                             UNCONDITIONAL GUARANTY

         THIS GUARANTY IS MADE AS OF THE _______ DAY OF SEPTEMBER, 1995 BY THE UNDERSIGNED HAVING THE ADDRESSES SET FORTH BELOW THEIR SIGNATURES (COLLECTIVELY, "GUARANTOR" WHICH TERM SHALL INCLUDE HIS/HER HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS) IN FAVOR OF BERKELEY FEDERAL BANK & TRUST FSB, A FEDERALLY CHARTERED SAVINGS BANK ("LENDER," WHICH TERM SHALL INCLUDE ANY SUBSEQUENT HOLDER OF THE NOTE (AS DEFINED BELOW).

                             PRELIMINARY STATEMENTS

         A. Lender has committed to make an acquisition and development loan to Transeastern Aberdeen Properties, Inc., as the Assignee of Transeastern Properties of Florida, Inc. ("BORROWER"), comprised in part of the principal sum of Twenty Three Million Nine Hundred Thousand and 00/100 Dollars ($23,900,000.00) ("the LOAN") the repayment of which is or shall be evidenced in part by an Acquisition and Development Promissory Note in the original principal amount of Twenty Three Million Nine Hundred Thousand and 00/100 Dollars ($23,900,000.00) of even date herewith, as the same may be renewed, amended, extended, modified, or supplemented (collectively, the "NOTE") and secured by a mortgage, also of even date herewith (the "MORTGAGE") encumbering all of Borrower's interest in the Property (as such term is more particularly described in the Mortgage) and all renewals, amendments, extensions, modifications, replacements, additions or supplements thereto (the "PROPERTY").

         B. BORROWER HAS AGREED TO CONSTRUCT IMPROVEMENTS (AS DEFINED IN THE LOAN AGREEMENT) ON THE PROPERTY AS MORE PARTICULARLY DESCRIBED IN A LAND ACQUISITION AND DEVELOPMENT LOAN AGREEMENT OF EVEN DATE (THE "LOAN AGREEMENT") IN ACCORDANCE WITH PLANS, DRAWINGS AND SPECIFICATIONS (THE "DRAWINGS AND SPECIFICATIONS") PREPARED BY OR TO BE PREPARED UNDER THE SUPERVISION OF BORROWER'S DESIGN PROFESSIONAL, AS DEFINED IN THE LOAN AGREEMENT.

         C. EACH GUARANTOR IS EITHER AN AFFILIATE OF THE BORROWER OR A SHAREHOLDER OF OR SPOUSE OF A SHAREHOLDER OF THE PARENT CORPORATION OF THE BORROWER AND HAS A MATERIAL BUSINESS INTEREST IN BORROWER.

         NOW, THEREFORE, WITNESSETH, IN CONSIDERATION OF, AND AS AN INDUCEMENT FOR THE MAKING OF THE LOAN, AND IN FURTHER CONSIDERATION OF THE SUM OF ONE AND 00/100 DOLLAR ($1.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF

WHICH ARE HEREBY CONCLUSIVELY ACKNOWLEDGED GUARANTOR, JOINTLY AND SEVERALLY IF MORE THAN ONE, HEREBY COVENANTS AND AGREES AS FOLLOWS:

         1. GUARANTY UNCONDITIONAL. GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY GUARANTEES TO THE LENDER, AS PRIMARY OBLIGOR AND NOT MERELY AS A SURETY, THAT THE FULL AND PROMPT PAYMENT OF PRINCIPAL, INTEREST, FEES, CHARGES AND ALL OBLIGATIONS, INDEBTEDNESS OR LIABILITIES OF BORROWER UNDER THE NOTE, MORTGAGE OR LOAN AGREEMENT OR ANY OF THE OTHER DOCUMENTS EXECUTED IN CONNECTION WITH OR FURTHER EVIDENCING, SECURING OR GOVERNING THE LOAN (COLLECTIVELY THE "LOAN DOCUMENTS") OF EVERY KIND AND DESCRIPTION, DIRECT OR INDIRECT, PRIMARY OR SECONDARY, ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, WHETHER BY ACCELERATION OR OTHERWISE, INCLUDING ALL DAMAGES PAYABLE TO LENDER TO THE EXTENT PROVIDED IN THE LOAN DOCUMENTS, WHETHER VOLUNTARY OR INVOLUNTARY, AND HEREUNDER, THAT MAY ARISE IN CONSEQUENCE OF ANY DEFAULT BY BORROWER UNDER ANY OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ALL ATTORNEYS' FEES INCURRED BY LENDER, SHALL BE MADE ACCORDING TO THE TERMS OF THE NOTE WITHOUT DEDUCTION BY REASON OF ANY SET-OFF, DEFENSE, OR COUNTERCLAIM, IRRESPECTIVE OF ANY INVALIDITY THEREIN, THE UNENFORCEABILITY THEREOF, OR THE INSUFFICIENCY, INVALIDITY, OR UNENFORCEABILITY OF ANY SECURITY THEREFOR.

         2. CONSENT TO LOAN DOCUMENTS. GUARANTOR HEREBY UNCONDITIONALLY CONSENTS TO THE TERMS, COVENANTS, AND CONDITIONS OF THE NOTE, THE MORTGAGE, LOAN AGREEMENT, AND LOAN DOCUMENTS.

         3. CONSENT TO TERMS. GUARANTOR HEREBY CONSENTS, WITHOUT NOTICE TO GUARANTOR, TO THE EXTENSION, IN WHOLE OR IN PART FROM TIME TO TIME, WHETHER OR NOT FOR A TERM IN EXCESS OF THE ORIGINAL TERM, OF THE PAYMENT OF THE NOTE; AND AGREES IN CASE THE DATES OF PAYMENT OF THE NOTE SHALL BE EXTENDED IN WHOLE OR IN PART, THAT ALL MONEYS DUE HEREUNDER SHALL BE PAID WHEN DUE ACCORDING TO SUCH EXTENSION OR EXTENSIONS. GUARANTOR FURTHER CONSENTS TO THE WAIVING OR AMENDMENT BY THE LENDER OF ANY TERM, COVENANT, OR CONDITION OF THE LOAN DOCUMENTS OR OF ANY INDULGENCE OR RELEASE GRANTED THEREUNDER.

         4. CONSENT TO MODIFICATIONS. GUARANTOR FURTHER CONSENTS TO ANY CHANGES, ALTERATIONS, MODIFICATIONS, RENEWALS, OR EXTENSIONS WHICH MAY BE MADE IN ANY TERM, COVENANT, OR CONDITION OF THE LOAN DOCUMENTS. GUARANTOR AGREES THAT NO CHANGE, ALTERATION, MODIFICATION, RENEWAL, OR EXTENSION OF ANY OF THE LOAN DOCUMENTS SHALL ALTER OR AFFECT THE LIABILITY OF ANY GUARANTOR HEREUNDER. GUARANTOR CONSENTS TO THE RELEASE OF ANY COLLATERAL LENDER MAY HAVE UNDER THE LOAN DOCUMENTS OR TO THE SUBORDINATION OF THE LOAN OR THE COLLATERAL SECURING THE LOAN TO ANY OTHER DEBT OR SECURITY INTEREST UNDER SUCH terms and conditions as Lender may agree to in its sole and absolute discretion. Guarantor's obligations under this Guaranty shall remain in full force and effect, or shall be reinstated, as the case may be, without regard to, and shall not be impaired or affected by:

                      (a) any amendment, extension (which may be longer than the time for repayment of the original indebtedness hereby guaranteed), renewal, replacement, addition, supplement or modification of or addition or supplement to any of the terms of the Note, the Mortgage or any of the other Loan Documents; or

                      (b) any compromise, release, consent, extension,
              indulgence or other action or inaction in respect to any of the terms of the Note, the Mortgage or any of the other Loan Documents or of the Borrower or other persons primarily or secondarily liable; or

                      (c) any exchange, substitution, release or nonperfection,
              in whole or in part, of any security for the Note, the Mortgage or any of the other Loan Documents or this Guaranty which may be held at any time by Lender or its successors or assigns; or

                      (d) any exercise or non-exercise by Lender or its
              successors or assigns of any right, power or remedy under or in respect of the Note, the Mortgage or any of the other Loan Documents or any security held by Lender with respect thereto, or any waiver of any such right, power or remedy; or

                      (e) any bankruptcy, insolvency, dissolution,
              reorganization, arrangement, adjustment, composition, liquidation, or the like of or relating to any Borrower; or the discharge or release of Borrower in any such bankruptcy proceeding; or

                      (f) any limitations of Borrower's liability which may be
              expressly provided for in the Loan Documents or any limitations of Borrower's liability which may now or hereafter be imposed by any statute, regulation or rule of law, of any illegality, irregularity, invalidity or unenforceability, in whole or in part, of the Note, the Mortgage or any of the other Loan Documents or any term thereof; or

                      (g) any sale, lease or transfer of any or all of the
              assets of Borrower to any other person, firm or entity; or

                      (h) any exchange, surrender, pledge, assignment or other
              dealings or transfers with respect to the Note, the Mortgage or any of the other Loan Documents; or

                      (i) Lender's application of all or any part of any payment to the indebtedness hereby guaranteed if such payment is or must be rescinded or returned; or

                      (j) any act or omissions of any kind by Lender; or

                      (k) the existence of any security (or adequacy thereof, if any) for, or other guaranty of the indebtedness evidenced by the Note; or

                      (l) the creation of any indebtedness, including that
              arising from or under subsequent or successive transactions which shall either continue or increase the indebtedness under the Note or, from time to time, recreate such indebtedness by new advances after it has been reduced to a zero balance; or

                      (m) any circumstance similar to those enumerated
              hereinabove;

whether or not Guarantor shall have had notice or knowledge thereof.

         5. GUARANTY OF PAYMENT AND PERFORMANCE. This Guaranty is an absolute and unconditional Guaranty of payment and of performance (rather than a guaranty of collection). If Borrower shall fail to (a) make any payment of any sum due under the Note or Mortgage, (b) complete Improvements upon the Property within the period or periods required by the Loan Agreement, if any, in accordance with the Drawings and Specifications with only such amendments thereto as shall be approved by the Lender, and in accordance with all laws, rules, regulations, and requirements of all governmental authorities having jurisdiction, (c) keep the Property free from all liens and claims which may be filed or made for performing work and labor thereon or furnishing materials therefor, or both, or
(d) make payment in full on or before the date of completion, for the cost of making the improvements and all related costs associated with the Property, or if the Borrower shall default in any term, covenant or condition of the Loan Documents, then Guarantor hereby unconditionally jointly and severally guarantees to the Lender that Guarantor shall (1) pay (without first requiring the Lender to proceed against Borrower, or any other security) to the Lender the entire unpaid balance with interest and costs, including all sums secured by the Mortgage, (2) cure any default in any term, covenant, or condition of the Loan Documents, (3) cause the improvements upon the Property to be completed within the period or periods required by the Loan Agreement, if any, in accordance with the Drawings and Specifications, amended only as aforesaid, and in accordance with all laws, rules, regulations, and requirements of all governmental authorities having jurisdiction, (4) cause said liens and claims to be removed and thereafter keep the Property free from all liens and claims which may be filed or made for performing work and labor thereon or furnishing materials therefor, or both, and (5) make payment in full on or before the date of completion for the costs of the improvements and related costs associated with the Property. Guarantor further agrees to indemnify and hold harmless, the Lender and its and their present and future controlling persons, directors, officers, agents and employees from any loss (including reasonable attorney's fees) resulting from any default made at any time by Borrower in any terms of the Loan Documents or by Guarantor under the terms of this Guaranty.

         6.   WAIVERS BY GUARANTOR.

                  (a) Guarantor waives any right to require Lender to: (i) proceed against Borrower or any other guarantor, (ii) proceed against any collateral for the Loan (collectively, the "COLLATERAL"), (iii) pursue any other remedy in Lender's power whatsoever, or (iv) notify Guarantor of any default by Borrower in the payment of any amounts due under the Loan Documents or in the performance of any agreement of Borrower under the Loan Documents.

                  (b) Guarantor waives any defense arising by reason of any of the following: (i) any disability or any counterclaim or right of set-off or other defense of Borrower, (ii) any lack of authority of Borrower with respect to the Loan Documents, (iii) the invalidity, illegality or lack of enforceability of the Loan Documents or any provision thereof from any cause whatsoever, including any action or inaction by Lender, (iv) the failure of Lender to perfect or maintain perfection of any security interest in any Collateral, (v) the cessation from any cause whatsoever of the liability of Borrower, (vi) that the Loan Documents shall be void or voidable as against Borrower or any of Borrower's creditors, including a trustee in bankruptcy of Borrower, by reason of any fact or circumstance, (vii) the delay or failure of Lender to exercise any of its rights and remedies against the Borrower or any collateral or security for the Note, Mortgage or any of the other Loan Documents or this Guaranty, (viii) any event or circumstance which might otherwise constitute a legal or equitable discharge of Guarantor's obligations hereunder; provided, however, that Guarantor does not waive any defense arising from the due performance by Borrower of the terms and conditions of the Loan Documents,
(ix) all errors and omissions in connection with the Lender's administration of all indebtedness guaranteed by this Agreement, except errors and omissions resulting from Lender's acts of bad faith, (x) any right or claim of right to cause a marshaling of the assets of the Borrower or any other guarantor, (xi) any act or omission of the Lender (except acts or omissions in bad faith) which changes the scope of Guarantor's risk hereunder, and (xii) all other notices and demands otherwise required by law which the Guarantors may lawfully waive.

                  (c) Until the payment of all amounts due under the Loan Documents and the performance of all of the terms, covenants and conditions therein required to be kept, observed or performed by Borrower, Guarantor waives
(i) any right to enforce any remedy which Lender now has or may hereafter' have against Borrower, and (ii) any benefit of, and any right to participate in, any security now or hereafter held by Lender.

                  (d) Guarantor waives all presentments, demands for performance, notices of nonperformance, nonpayment or nonobservance or any notice of acceptance of this Guaranty or any other notice or demand to which Guarantor might otherwise be entitled, including without limitation, notices of protests, notices of dishonor, and notices of acceptances of this Guaranty and any other notice with respect to the Note, the Mortgage or any of the other Loan Documents and notice thereof, notice of default under the Note, Mortgage or any of the other Loan Documents, and all other notices to which Guarantor may otherwise be entitled.

                  (e) Guarantor waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof.

                  (f) GUARANTOR WAIVES ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS OF ANY KIND ARISING FROM OR RELATING TO THIS GUARANTY. GUARANTOR ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT IT MAKES THIS WAIVER VOLUNTARILY AND KNOWINGLY, AFTER CONSULTING WITH ITS LEGAL COUNSEL. GUARANTOR AGREES THAT ALL SUCH CLAIMS, DEFENSES, COUNTERCLAIMS AND SUITS SHALL BE TRIED BEFORE A JUDGE, NOT A JURY. THIS WAIVER OF JURY TRIAL IS EXPRESSLY ACKNOWLEDGED TO BE AN ESSENTIAL INDUCEMENT FOR LENDER TO EXTEND CREDIT TO BORROWER.

         7.   SUBORDINATION.

                  (a) Guarantor hereby subordinates the payment and the time of payment of all indebtedness and obligations of the Borrower to Guarantor of every kind and nature whatsoever whether now in existence or hereafter entered into (the "SUBORDINATED INDEBTEDNESS") to the payment of all of Borrower's obligations under the Loan Documents. Until all of such obligations under the Loan Documents are paid, Guarantor shall not receive any payment or distribution on account of, or accept any collateral or security for, or bring any action to collect, the Subordinated Indebtedness. Guarantor shall not assign, transfer, pledge or dispose of the Subordinated Indebtedness while this Guaranty is in effect.

                  (b) If Guarantor does receive any such payment or distribution, whether voluntary or involuntary, and whether or not under any state or federal bankruptcy or other insolvency proceedings, then Guarantor agrees and directs that any such payment or distribution shall be paid or delivered directly to Lender for application to the Borrower's obligations under the Loan

Documents (whether due or not and in such order and manner as Lender may elect). If any such payment or distribution is received by Guarantor, Guarantor will deliver the same to Lender, and until so delivered, the same shall be held in trust by Guarantor as property of the Lender. As further assurance of the authorization herein given, Guarantor agrees to execute and deliver to Lender any power of attorney, assignment, endorsement, or other instrument as may be requested by Lender to enable Lender to enforce any claims upon the Subordinated Indebtedness and to collect and receive any payment or distribution with respect to the Subordinated Indebtedness. Guarantor hereby irrevocably authorizes and empowers the Lender to demand, sue for, collect and receive every such payment or distribution on account of the Subordinated Indebtedness and to file claims and take such other proceedings in the name of the Lender or in the name of Guarantor as the Lender may deem necessary or advisable to carry out the provisions of this Guaranty.

                  (c) To secure the performance by Guarantor of the provisions of this Guaranty, Guarantor assigns, pledges and grants to the Lender a security interest in, and lien on, the Subordinated Indebtedness, all proceeds thereof and all and any security and collateral therefor. Upon the request of the Lender, Guarantor shall endorse, assign and deliver to the Lender all notes, instruments and agreements evidencing, securing, guarantying or made in connection with the Subordinated Indebtedness.

         8. RIGHT OF SUBROGATION. Notwithstanding any conflicting or inconsistent provisions in this Guaranty, Guarantor hereby irrevocably and unconditionally waives, releases, and discharges any present or future right to which Guarantor is or becomes entitled at law or in equity (including, without limitation, any law subrogating the guarantor to the rights of the lender) to seek contribution, indemnification, or any other form of reimbursement from Borrower, any other guarantor, or any other person now or hereafter primarily or secondarily liable for any obligations of Borrower to Lender, or to assert any other claim or right of action against Borrower or other person so liable on account of, arising under, or in connection with this Guaranty and/or any payment or disbursement made by Guarantor in connection with this Guaranty or otherwise, pursuant to any rights of contribution, indemnity, subrogation or other form of reimbursement whether provided for by contract, by applicable law, pursuant to any provisions of Articles of Incorporation, By-laws, standing or special resolutions, partnership agreements or otherwise.

         9. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to the Lender as follows:

                  (a) This Agreement, when executed and delivered by Guarantor, will constitute the legal, valid and binding obligation of Guarantor in accordance with its terms.

                  (b) Guarantor has reviewed all of the terms and provisions of this Guaranty and all of the Loan Documents, has consulted with counsel of its choice to the extent appropriate, and understands all of the terms and provisions of this Guaranty and each of the Documents and the impact that the same may have on it individually.

                  (c) All information, reports, papers and data given to the Lender with respect to Guarantor are accurate and complete in all material respects.

                  (d) Guarantor has adequate means to obtain from the Borrower, on a continuing basis, information concerning the financial condition of the Borrower and Guarantor is not relying on the Lender to provide such information either now or in the future.

                  (e) There is not now pending against or affecting the Guarantor, nor, to the knowledge of Guarantor, is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency which if adversely determined would materially adversely impair or affect the financial condition of the Guarantor.

                  (f) The execution, delivery and performance by Guarantor of this Agreement (i) will not violate any provision of law, any order of court of other agency of government, or any agreement to which Guarantor is a party or by which Guarantor or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice of lapse of time or both) a default under any such agreement or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets.

                  (g) Guarantor has a financial interest in the Borrower or will derive a benefit from the loan to be made to Borrower pursuant to the Loan Documents.

                  (h) The incurring or payment of the obligations of Guarantor hereunder has not left and will not leave Guarantor insolvent, with an unreasonably small capital, or unable to pay existing or future debts as they mature.

                  (i) If Guarantor is a corporation, Guarantor represents and warrants to the Lender as follows:

                           (i) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation.

                           (ii) The financial statements submitted by Guarantor to the Lender, including any schedules and notes pertaining thereto, have been prepared in accordance with generally accepted accounting principles consistently applied, and fully and fairly present as of the dates thereof the results of operations for the periods covered thereby, and there have been no material adverse changes in the financial condition or business of Guarantor from the dates thereof to the date hereof, other than as disclosed in writing to the Lender.

                           (iii) Guarantor is not in default with respect to any of its existing indebtedness, and the making and performance of this Guaranty will not violate the charter or by-laws of the Guarantor, or result in a default under any contract, agreement, or instrument to which Guarantor is a party or by which Guarantor or any of its property is bound.

                           (iv) Guarantor has the power and authority to enter into and perform this Guaranty, and has taken all corporate action necessary to authorize the execution, delivery, and performance of this Guaranty, and has received all necessary consents or approvals of any governmental agency or other person to such execution, delivery and performance.

                      (J) GUARANTOR HAS FILED OR CAUSED TO BE FILED ALL TAX RETURNS REQUIRED TO BE FILED BY GUARANTOR, AND HAS PAID ALL TAXES DUE ON SAID RETURNS OR ON ANY ASSESSMENTS MADE AGAINST GUARANTOR (OTHER THAN THOSE BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS);

                      (K) GUARANTOR HAS NOT RECEIVED NOTICE OF (I) ANY DEFAULT IN THE PAYMENT OR PERFORMANCE OF GUARANTOR'S OBLIGATIONS UNDER ANY MATERIAL LEASE, FRANCHISE, INDENTURE, MORTGAGE, DEED OF TRUST, LOAN AGREEMENT, CREDIT AGREEMENT, OR OTHER INSTRUMENT TO WHICH GUARANTOR IS A PARTY OR BY WHICH GUARANTOR MAY BE BOUND; OR (II) ANY VIOLATION OF ANY LAW, RULE, REGULATION, ORDER, WRIT, JUDGMENT, DECREE, DETERMINATION OR AWARD APPLICABLE TO IT, EXCEPT AS OTHERWISE PREVIOUSLY DISCLOSED TO LENDER IN WRITING; AND

                      (L) THE REPRESENTATIONS AND WARRANTIES OF GUARANTOR CONTAINED HEREIN ARE TRUE, COMPLETE AND CORRECT IN ALL MATERIAL RESPECTS.

         10. WAIVER OF EXEMPTION LAWS. ALL THE LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION AND INQUISITION AND EXTENSION UPON ANY LEVY ON REAL OR PERSONAL PROPERTY ARE HEREBY WAIVED AND CONDEMNATION AGREED TO, AND NO BENEFIT OF EXEMPTION WILL BE CLAIMED UNDER OR BY VIRTUE OF ANY EXEMPTION LAW NOW IN FORCE OR WHICH HEREAFTER MAY BE PASSED.

         11. WAIVER OF PROMPTNESS. Guarantor hereby waives promptness, diligence, notice of acceptance, and any other notice with respect to any of the terms, covenants, or conditions of any of the Loan Documents and this Guaranty and any requirement that the Lender protect, secure, perfect, or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Borrower or any other person or entity or any collateral.

         12. ADDRESS FOR NOTICE, IF GIVEN. Guarantor hereby requests the Lender, if it wishes to send any notice to Guarantor, although all notices and demands have been waived, to send such notice to Guarantor at Guarantor's address set forth above.

         13. JURISDICTION; VENUE. Guarantor hereby (a) irrevocably consents and submits to the jurisdiction of any Federal, state, county or municipal court sitting in West Palm Beach, Florida in respect to any action or proceeding brought therein by Lender against Guarantor concerning any matters arising out of or in any way relating to this Guaranty or the Note, the Mortgage or any of the other Loan Documents; (b) expressly and irrevocably waives, to the fullest extent permitted by law, any rights or objections of Guarantor pursuant to the laws of any other jurisdiction by virtue of which exclusive jurisdiction of the courts of any other jurisdiction might be claimed; (c) expressly and irrevocably waives all objections as to venue and any and all rights Guarantor may have to seek a change of venue with respect to any such action or proceeding; and (ii) claims and defenses that any suit, action or proceeding brought in the State of Florida has been brought in an inconvenient or improper forum; (d) agrees that the laws of the State of Florida shall govern in any such action or proceeding and waives any defense to any action or proceeding granted by the laws of any other jurisdiction unless such defense is also allowed by the laws of the State of Florida; and (e) agrees that any final judgment rendered against it in any such action or proceeding shall be conclusive and binding and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law and expressly consents to the affirmation of the validity of any such judgment by the Courts of any other jurisdiction so as to permit execution thereon. Guarantor further agrees that, any action or proceeding by Guarantor against Lender in respect to any matters arising out of or in any way relating to the Loan Documents shall be brought only in West Palm Beach, Florida.

         14. REMEDIES.

                  (a) Upon a default under this Guaranty, the Lender may, at its option and without notice or demand, declare an amount equal to the remainder of the Borrower's obligations under the Loan Documents (the "UNPAID BALANCE") to be immediately due and payable by the Guarantor, whether or not the same are due and payable by Borrower at that time. The books and records of Lender showing the amount due by Borrower shall be binding upon Guarantor for the purpose of establishing such items and shall be prima facie proof thereof.

                  (b) Guarantor agrees to pay Lender's attorneys' fees and all other costs and expenses which may be incurred by Lender in the enforcement of this Guaranty, whether or not suit is filed.

                  (c) Guarantor agrees to pay Lender interest on all amounts due hereunder, from the date of the demand until the date paid, at the highest rate after default authorized by the Loan Documents to the extent permitted by applicable law. In the event any statute or rule of court specifies the rate of interest that a judgment on this Guaranty may bear or the amount on which such interest rate may apply and such rate or amount is less than that called for in the preceding sentence absent a restriction under applicable law, Guarantor agrees to pay to the order of the Lender an amount as will equal the interest computed at the highest rate after default provided for in the Loan Documents that would be due on the judgment amount less the interest due on the amount of the judgment which bears judgment interest.

         15. LENDER'S RIGHTS. The rights, powers, privileges, and discretions (the "RIGHTS") to which the Lender may be entitled hereunder shall inure to the benefit of Lender and its successors and assigns. All the rights of the Lender are cumulative and not alternative and may be enforced successively or concurrently. Failure of the Lender to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall it be effective unless in writing and signed by the Lender. The terms, covenants, and conditions of or imposed upon the Guarantor herein shall be binding upon its successors and assigns.

         16. SEVERABILITY. In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

         17. GENDER; CAPTIONS. When used herein, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. Section headings are used solely for the convenience of the parties and are not intended to limit or define any section.

         18. JOINT AND SEVERAL LIABILITY. All warranties, representations, and covenants by Guarantor herein are deemed to be made by each Guarantor, and the undertakings herein by Guarantor are the joint and several obligations of each Guarantor.

         19. TIME OF ESSENCE. Time is of the essence to each and every provision of this Guaranty.

         20. COUNTERPARTS. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Guaranty shall be fully effective against any Guarantor who signs below, even if one or more of the persons whose name or names appear below does not execute this Guaranty and even if this Guaranty is held not to be enforceable against one or more of the persons who sign this Guaranty.

         21. CONSENT TO DISCLOSURE. The Loan Documents, including this Guaranty, may be placed, assigned, serviced or participated out (either in whole or in part) by Lender, its successors and assigns. The Guarantor hereby grants Lender the Guarantor's unlimited and unconditional consent to the disclosure and dissemination of financial records, including, without limitation, this Guaranty, financial statements, credit references and histories, property appraisals, surveys, pro forma assumptions, profit and loss statements, resumes, accounting reports, balance sheets, and other financial information provided to Lender by or on behalf of the Borrower or the Guarantor, for such purposes as Lender, in its sole discretion, from time to time deems necessary or proper. The Guarantor further releases, acquits and forever discharges Lender and its agents from all liability, claims, actions, or causes of action for disclosure of confidential financial records under any applicable federal or state statute or common law.

         22. FINANCIAL STATEMENTS.

                  (a) Guarantor (or if Guarantor is more than one party, then each party constituting Guarantor) to promptly furnish or cause to be furnished to Lender:

                      (i) within one hundred twenty (120) days after the end of
              each fiscal year of Guarantor, financial statements (which shall mean and include a balance sheet, statement of cash flow and income statement for Guarantor, such reports to be in such form and in reasonable detail as Lender may request, setting forth the financial condition (including all contingent liabilities), cash flow and the income and expenses for Guarantor for the immediately preceding fiscal year) of Guarantor, (1) prepared in accordance with generally accepted accounting principles consistently applied, as to Transeastern Properties of South Florida, Inc. ("Transeastern Properties") , and (2) prepared in a manner which fairly presents the financial condition and transactions of each individual Guarantor as of the date thereof or for the period covered thereby in a format approved by Lender, as to any individual Guarantor, and (x) as to Transeastern, audited and certified to by an independent certified public accountant with a national reputation, and (y) as to each individual Guarantor; certified and sworn to by each individual Guarantor under penalty of perjury;

                      (ii) a tax return for each fiscal year of Guarantor from
              and after the date hereof, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year (provided, however, if Guarantor shall have duly filed for an extension of the deadline for such tax return, and promptly furnish evidence thereof to Lender, then such tax return shall be delivered to Lender on or before two hundred fifty-five (255) days after the end of such fiscal year);

                      (iii) on or before one hundred twenty (120) days after the end of each fiscal year of Guarantor, a certificate by Guarantor certifying that, as of the date thereof, there does or does not (as the case may be) exist an event which constitutes, or which upon due notice or lapse of time or both would constitute an event of default under the Guaranty or, if such event of default exists, specifying the nature thereof; and

                      (iv) immediate notice of any material adverse change in
              the financial condition or business prospects of Guarantor.

     The fiscal year of any individual Guarantor ends on December 31st, and as to Transeastern Properties, the fiscal year end is June 30th.

              (b) In the event Guarantor fails to furnish or cause to be furnished any financial statement or report as required under this Section, Lender may charge a $25.00 per day administrative fee for each day of delay in the submission of the required reports. Such fee shall not exceed $1,000.00; PROVIDED THAT if Guarantor does not furnish any required statement or report within forty (40) days after the due date specified above, then Lender may, at the expense of Guarantor, cause a certified public accountant designated by Lender to prepare such balance sheets and statements and the costs thereof shall become part of the principal secured hereby until repaid with interest at the rate of two percent (2%) per annum above the Interest Rate from time to time as set forth in the Note.

         23. SATISFACTION OF GUARANTY OF COMPLETION. Guarantor's obligations under this Guaranty shall be absolute and unconditional under any and all circumstances except as set forth in the following sentence, and Guarantor shall be released from its obligations under this Guaranty only upon completion of the Improvements in accordance with all terms, covenants and conditions set forth in the Loan Agreement on Loan Documents or any earlier discharge as provided in
Section 25 hereof. As used herein, "COMPLETION OF THE IMPROVEMENTS" in accordance with all terms, covenants and conditions set forth in the Loan Agreement on Loan Documents shall include, without limitation, the date on which all of the following shall have been satisfied:


              (a) the Improvements shall have been completed in accordance with the Plans and Lender shall have received evidence satisfactory to Lender of the approval by all appropriate governmental authorities of the Improvements in their entirety to the extent any such approval is or will be a condition of the lawful use of the Improvements, and evidence satisfactory to Lender of approval by all appropriate governmental authorities of the contemplated uses thereof;

              (b) Lender shall have received on its standard form a written certification by the Consulting Engineer, acceptable to Lender in all respects, that the construction has been completed substantially in accordance with the Plans, in a good and workmanlike manner, and in accordance with all laws, ordinances, rules and regulations of all governmental authorities having, or purporting to have, jurisdiction over the Property; and containing the Consulting Engineer's written approval of the final draw request;

              (c) Lender shall have received three (3) copies of an as-built survey prepared by a licensed surveyor showing all of the Improvements in place. The survey shall also include a narrative metes and bounds description of the boundary of the Land, the acreage of the Land and the square foot area of the Improvements, the location and dimensions of any easements, and the dimensions of any Improvements located on the Land. The survey shall be certified to the Lender and to the Title Company. The surveyor must include on the survey a signed narrative statement in certification of the existence or non-existence of any encroachments from or onto the Land and must include the date of the survey, the surveyor's registration number and seal and such other details and information as may be required by required by Lender;

              (d) Lender shall have received certifications of the Design
                  Professional and the General Contractor that all of the on-site and off-site improvements have been substantially completed in accordance with the Plans and that the Improvements comply with all applicable requirements and are in all respects complete;

              (e) Lender shall have received a certification from the General
                  Contractor that all on-site and off-site improvements required to be constructed have been substantially completed in accordance with the Plans and an affidavit complying with the laws of the State of Florida including a certification that all subcontractors, suppliers and materialmen have been paid in full through the date of the last advance and that the amount of the final advance is an amount which is sufficient to satisfy any and all sums remaining due and payable and waiving all of the contractor's lien rights that they each may have a prerequisite to a final advance.

              (f) a certificate of completion from the appropriate governmental authority to the extent obtainable, or the equivalent thereof;

              (g) Lender shall be in possession of policies of fire, liability and extended coverage and such other types of insurance as may be required by Lender and in such amounts and containing such terms as required in the Mortgage or as otherwise required by Lender, endorsed to show the interests of Lender and in form and substance and written by companies satisfactory to Lender; and

              (h) Borrower shall have conveyed and/or dedicated all roads and water and sewer facilities to the Palm Beach County or applicable water and sewer authority (collectively, the "Governmental Entities") and such Governmental Entities shall have accepted such conveyance and/or dedication, without condition, limitation or requirement of any further act or deed.

              (i) all other instruments and documents reasonably required by
                  Lender.

         24. NO THIRD PARTY BENEFIT. The terms and provisions of this Guaranty are for the benefit of the Lender and no other person shall have any right or cause of action on account thereof. The Lender has no obligation to make any advance for the benefit of the Guarantor. Guarantor has no beneficial interest in the Loan proceeds or rights or claims under the Loan Documents. The obligations and liabilities of Guarantor shall in no manner be affected by the actual use of the proceeds of the Loan or whether the Lender waives any or all of the conditions to advances set forth in the Loan Documents.

         25. DISCHARGE OF GUARANTY.

                  (a) This Guaranty shall not be discharged and Guarantor shall not be released from liability until all sums, charges, principal, interest, costs, fees and obligations of Borrower have been satisfied in full, whether to be performed before or after the last payment has been made under the Loan Documents. Any amounts received by Lender from whatsoever source or account of the Borrower's indebtedness, obligations or liabilities may be applied by the Lender toward the payment of such of the indebtedness, obligations or liabilities, and in such order of application, as the Lender may from time to time elect.

                  (b) If all or any portion of the obligations of Borrower are satisfied and the Lender is required for any reason to pay to any person the sums used to satisfy the obligations, the obligations shall remain in effect and enforceable to the extent thereof.

         26. DURATION OF FULL RECOURSE GUARANTY. Borrower and Guarantor shall have full personal liability for the repayment of the Loan and for the observance and performance of all of the covenants and agreements under the terms of the Note, the Mortgage, and any other Loan Documents until the completion of the Improvements in accordance with all terms, covenants and conditions set forth herein and in the Loan Agreement and Loan Documents; provided, however, that nothing contained herein shall be construed to release or impair the full personal liability for repayment of the Loan and for the observance and performance of all terms, covenants, conditions and agreements under the terms of the Note, the Mortgage and any other Loan Documents if, as of the date of Borrower's completion of the Improvements in accordance with all terms, covenants and conditions set forth herein and in the Loan Agreement and Loan Documents, there shall be a default under any term, covenant or provision or agreement under the terms of the Note, Mortgage, Loan Agreement or Loan Documents. However, if as of the date of Borrower's completion of the Improvements in accordance with all terms, covenants and conditions set forth herein and in the Loan Agreement and Loan Documents there shall be no default under any term, covenant or provision or agreement under the terms of the Note, Mortgage, Loan Agreement or Loan Documents ("Event of Limited Release"), then the remainder of this Section 26 shall be applicable. By its acceptance hereof, Lender agrees that upon the happening of the Event of Limited Release, Borrower and Guarantor (which term for purposes of this Section shall include their present or future general partners, shareholders or members, and their successors and assigns) shall not have any personal liability for the repayment of the Loan or for the observation or performance of any covenants or agreements under the terms of the Note, the Mortgage or any other Loan Documents (the term "LOAN DOCUMENTS" for purposes of this sentence and the remainder of this Section shall exclude the Environmental Indemnity Agreement executed by Borrower and Lender concurrently with the execution of the Note and the provisions of this Section shall not apply to Borrower's liabilities under such agreement). Upon the happening of the Event of Limited Release, in the event of default under the terms of the Note, the Mortgage or any other of the Loan Documents, Lender shall rely solely on the Property and the foreclosure of any liens or security interests securing payment of the Note to satisfy the obligations of Borrower under the Note, the Mortgage and the other Loan Documents and no deficiency or other money judgments shall ever be sought against Borrower; PROVIDED, HOWEVER, that nothing herein contained shall be construed to release or impair the indebtedness evidenced by the Note, or the lien upon the Property, or preclude the application of the Property to the payment of the Note in accordance with the terms of the Mortgage, the Loan Agreement and the Loan Documents; or impair the rights of the Lender to accelerate the maturity of the Note (or to avail itself of any of its rights or remedies) upon default hereunder.

         Notwithstanding anything contained in this Guaranty to the contrary, Borrower and Guarantor shall have full personal liability for the repayment of the Loan and for the observance or performance of all of the covenants and agreements under the terms of the Note, the Mortgage and any other Loan Documents (irrespective of the happening of the Event of Limited Release) in the event that any of the following shall occur: (i) the Property, or any interest therein is sold, conveyed, transferred or assigned without Lender's prior written consent which consent may be expressly set forth in the Loan Documents;
(ii) a controlling interest in the entity comprising Borrower is sold, conveyed, transferred or assigned without Lender's prior written consent or, if Borrower is a partnership, the current general partner(s) of Borrower cease to own 100% of their present interest in Borrower; (iii) Borrower shall acquire or hold any asset other than the Property, or Borrower shall commence to operate, acquire, or otherwise engage in any business or activity in addition to the business of holding the Property in its capacity as a single-asset holding entity; (iv) Borrower obtains additional financing secured by the Property, (excluding the mortgage in favor of the Ohio Lender, as defined in and subject to the terms of the Loan Agreement or otherwise encumbers the Property without Lender's prior written consent; (v) Borrower, Guarantor, or any of Borrower's or Guarantor's partners, officers, directors, employees, agents, or any other representatives of Borrower (collectively the "BORROWER PARTIES") engages in any fraud or misrepresents any fact to induce Lender to make the Loan, or engages in fraud or breaches any representation or warranty contained in the Note, Mortgage or any other Loan Documents during the term of the Loan; (vi) Borrower or any of the Borrower Parties fails to apply proceeds received from insurance policies or other sources in accordance with the terms of any of the Loan Documents; (vii) Borrower or any of the Borrower Parties fails to apply any proceeds produced by or derived from the Property (whether due to the sale of Lots (as defined in the Loan Agreement) or club memberships or management fees) in accordance with the terms of the Loan Documents; (viii) the Property shall be in violation of any federal, state, or local law, ordinance or regulation pertaining to the environmental condition or any other condition of the Property and such violation shall not be cured within (30) days from the date of issuance of a notice of the subject violation by a governmental entity of competent jurisdiction;

(ix) Borrower, or any of the Borrower Parties, has knowledge of a pre-existing environmental condition or other condition that adversely affects the value of the Property as collateral for the Loan and fails to disclose any such condition to Lender in writing prior to the funding of the Loan, or Borrower or any of the Borrower Parties discovers during the term of the Loan, an environmental condition or other condition that adversely affects the value of the Property as collateral for the Loan, and fails to disclose any such condition to Lender in writing within ten (10) days of discovering the condition, or to cure any such condition within thirty (30) days of discovering the condition; (x) Borrower or any of the Borrower Parties fail to deliver to Lender following a default hereunder or under the Loan

Agreement, Mortgage or Loan Document, all proceeds and deposits procured by or derived from the Property (whether due to the sale or transfer of lots, club memberships or management fees) and all records pertaining to the foregoing and the Property; (xi) permits, mechanics' liens or other liens to be filed against the Property (excluding the mortgage in favor of the Ohio Lender, as defined in and subject to the terms of the Loan Agreement); or (xii) Borrower fails to complete the Improvements in accordance with all terms, covenants and conditions set forth in the Loan Agreement or Loan Documents, or, if as of the date of Borrower's completion of the Improvements as described herein, there shall be a default under any term, covenant or provision of the Note, Mortgage, Loan Agreement or Loan Documents.

         Furthermore, notwithstanding anything to the contrary set forth herein (including, without limitation, the happening of the Event of Limited Release), Borrower and Guarantor (and their present or future general partners, shareholders or members, successors and assigns, if any) shall be fully liable to Lender for (i) damages suffered as a result of fraud, waste or misrepresentation by any Borrower or any of the Borrower Parties; (ii) any security deposit, monies due to sales or rentals, or other income arising out of or with respect to the Property (whether due to the sale or transfer of Lots or club memberships or management fees) which is collected by Borrower after Lender has given notice that Borrower is in default under the Note or any of the other Loan Documents and prior to any cure of such default (to the full extent of such security deposits, monies due to sales or rentals or other income retained and collected by Borrower after the giving of any such notice and prior to any cure of such default); (iii) the fair market value as of the time of the giving of any written notice referred to in clause (ii) hereinabove of any personal property or fixtures removed or disposed of by Borrower other than in accordance with the terms of the Loan Documents; (iv) the misapplication of any proceeds in violation of any of the Loan Documents (to the full extent of such misapplied proceeds) under any insurance policies or awards resulting from condemnation or the exercise of the power of eminent domain by reason of damage, loss or destruction of any portion of the Property or any buildings located thereon; or
(v) violations of any applicable environmental laws such as the presence of hazardous wastes or similar substances on the Property caused by acts or omissions of Borrower. Notwithstanding clause (ii) above, Borrower may apply income derived from the Property to the operating expenses directly relating to the Property without creating personal liability hereunder.

         27. BINDING EFFECT. Notwithstanding the death or insanity of the Guarantor, this Guaranty shall be binding upon his heirs, personal representatives and estate with respect to the indebtedness hereby guaranteed including, without limitation, any of the indebtedness hereby guaranteed coming into existence after such death or insanity and prior to the actual receipt by the Lender of written notice thereof from the Guarantor's legal representative. This Guaranty shall continue in full force and be binding upon the Guarantor notwithstanding the death or insanity or release of any other guarantor. The bankruptcy or insolvency of any other guarantor of the indebtedness hereby guaranteed shall not affect the obligations of the

Guarantor hereunder. The obligations of the Guarantor hereunder shall survive the death of the Guarantor and shall be binding upon the heirs, personal representatives and estate of the Guarantor and upon any other surviving guarantor for all of the indebtedness hereby guaranteed coming into existence after any such death, the same as if such death had not occurred.

         28. ENTIRE AGREEMENT. This Guaranty contains the sole and entire understanding and agreement with respect to its entire subject matter, and all prior negotiations, discussions, commitments, representations, agreements and understandings heretofore had with respect thereto are merged herein. This Guaranty cannot be changed or terminated orally, and is not subject to any conditions precedent or otherwise.

         29. ATTORNEYS' FEES. In the event it shall become necessary for Lender to employ counsel to enforce Guarantor's obligations under this Guaranty or any part thereof, Guarantor agrees to pay Lender's attorneys' fees whether suit be brought or not, including attorneys' fees on appeal or in bankruptcy proceedings, and all other costs and expenses reasonably connected therewith.

         30. INSOLVENCY PROCEEDINGS AND OTHER RIGHTS. In case of any dissolution, liquidation, bankruptcy, reorganization, receivership, assignment, debt arrangement or other proceeding under any bankruptcy or insolvency law or procedure is instituted by or against the Borrower, all sums and charges (however designated) payable to Lender by Borrower under or in connection with the Note, the Mortgage or any of the other Loan Documents shall at the option of Lender immediately become due and payable from Guarantor; and in any such event the Guarantor hereby authorizes the Lender, without notice or demand, to appropriate and apply any property, balances, credits, deposits, accounts or moneys of the Guarantor then in the possession of Lender, or standing to the credit of Guarantor, to the payment of such sums and charges. In addition to other rights and remedies (including, without limitation, other rights of setoff), Lender shall have a lien upon and a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether matured or unmatured (and regardless of any penalties for premature withdrawals), or for safekeeping or otherwise; and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in doing so; and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

         31. NO MODIFICATION. No modification or waiver hereof shall be binding on the Lender unless in writing signed by an officer of the Lender. This Guaranty shall be construed in accordance with and governed by the laws of the state of Florida. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         32. GUARANTOR BENEFITS. As a material inducement for the Lender to accept and fund pursuant to the Note and accept this Guaranty, Guarantor hereby represents and warrants that (i) Transeastern Properties is the sole and one hundred percent (100%) legal owner of the Borrower and the individuals named below are the sole and one hundred percent (100%) legal owners of, or the spouses of, the sole and one hundred percent (100%) legal owners of all of the common stock of the Transeastern Properties, free and clear of all liens, security interests, charges and encumbrances of every nature; (ii) each share of stock is duly authorized, validly issued fully paid and nonassessable; (iii) the execution and delivery of this Guaranty and the performance of its terms will not result in any violation of any provision of the certificate of incorporation or by-laws of the issuer or any other agreement; (iv) without the prior written consent of the Lender, the undersigned shall not, directly or indirectly, (a) sell, convey or otherwise dispose of all or any portion of the stock of the Borrower entity or any interest therein or (b) create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the stock of the Borrower entity; and
(v) the undersigned shall not consent to or approve the authorization and issuance of any additional shares of any class of stock of the Borrower entity, any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition, any warrants, options, rights or other commitments entitling any person to purchase or otherwise acquire any such shares of stock, without the prior written consent of the Lender.

         33. MULTIPLE GUARANTORS. IF GUARANTOR IS MORE THAN ONE PERSON, (I) EACH GUARANTOR HEREUNDER SHALL BE JOINTLY AND SEVERALLY LIABLE FOR THE OBLIGATIONS OF GUARANTOR HEREUNDER, (II) THE TERM "GUARANTOR" WHENEVER USED HEREIN SHALL INCLUDE EACH GUARANTOR, JOINTLY AND SEVERALLY WITH ALL OTHER GUARANTORS, AND
(III) LENDER MAY (WITHOUT NOTICE TO OR CONSENT OF ANY OTHER GUARANTOR AND WITH OR WITHOUT CONSIDERATION) RELEASE, COMPROMISE, SETTLE WITH, AND PROCEED AGAINST ANY GUARANTOR AND ANY SECURITY AND COLLATERAL GIVEN BY SUCH GUARANTOR WITHOUT AFFECTING, IMPAIRING, LESSENING AND RELEASING THE OBLIGATIONS OF ANY OTHER GUARANTOR. ANY ONE OR MORE SUCCESSIVE OR CONCURRENT ACTIONS OR PROCEEDINGS MAY BE BROUGHT AGAINST ANY OR ALL OF THE GUARANTORS, EITHER IN THE SAME ACTION, IF ANY, BROUGHT AGAINST THE BORROWER OR IN SEPARATE ACTIONS OR PROCEEDINGS, AS OFTEN AS LENDER MAY DEEM ADVISABLE.

                          SIGNATURES ON FOLLOWING PAGES

         IN WITNESS WHEREOF, EACH GUARANTOR HAS CAUSED THIS INSTRUMENT TO BE DULY EXECUTED UNDER SEAL AND DELIVERED ON THE DATE FIRST ABOVE WRITTEN.


                                   GUARANTOR:

                                   TRANSEASTERN PROPERTIES OF SOUTH
                                   FLORIDA, INC., A FLORIDA CORPORATION

                                   BY:
                                   NAME:
                                   TITLE:
                                   ADDRESS:



                                   GUARANTOR:

                                   BY:
                                   NAME: ARTHUR FALCONE
                                   TITLE:
                                   ADDRESS:



                                   GUARANTOR:

                                   BY:
                                   NAME: MARCY FALCONE
                                   TITLE:
                                   ADDRESS:

                                   GUARANTOR:

                                   BY:
                                   NAME: EDWARD FALCONE
                                   TITLE:
                                   ADDRESS:



                                   GUARANTOR:

                                   BY:
                                   NAME: DIANA FALCONE
                                   TITLE:
                                   ADDRESS:



                                   GUARANTOR:

                                   BY:
                                   NAME: PHILLIP CUCCI
                                   TITLE:
                                   ADDRESS:



                                   GUARANTOR:

                                   BY:
                                   NAME: LINDA CUCCI
                                   TITLE:
                                   ADDRESS:


                   NOTARIAL ACKNOWLEDGMENTS ON FOLLOWING PAGES

STATE OF ___________               )
                                   ) SS:
COUNTY OF ________                 )

         The foregoing instrument was acknowledged and sworn to before me this ____ day of ________, 1995 by _____________, as _____________ of TRANSEASTERN
PROPERTIES OF SOUTH FLORIDA, INC., a Florida corporation. He/she has produced _______________________ as identification and did take an oath.

                                             --------------------------------
                                             Print Name: ____________________
                                             Notary Public, State of ________
                                             Commission No.__________________
                                             My Commission Expires: _________


STATE OF ___________                    )
                                        ) SS:
COUNTY OF ________                      )

         The foregoing instrument was acknowledged and sworn to before me this ____ day of ________, 1995 by Arthur Falcone, who has produced
_______________________ as identification and who did take an oath.


                                             --------------------------------
                                             Print Name: ____________________
                                             Notary Public, State of ________
                                             Commission No.__________________
                                             My Commission Expires: _________

STATE OF ___________                    )
                                        ) SS:
COUNTY OF ________                      )

         The foregoing instrument was acknowledged and sworn to before me this ____ day of ________, 1995 by Marcy Falcone, who has produced
_______________________ as identification and who did take an oath.

                                              --------------------------------
                                              Print Name: ____________________
                                              Notary Public, State of ________
                                              Commission No.__________________
                                              My Commission Expires: _________


STATE OF ___________                    )
                                        ) SS:
COUNTY OF ________                      )

         The foregoing instrument was acknowledged and sworn to before me this ____ day of ________, 1995 by Edward Falcone, who has produced
_______________________ as identification and who did take an oath.

                                             --------------------------------
                                             Print Name: ____________________
                                             Notary Public, State of ________
                                             Commission No.__________________
                                             My Commission Expires: _________

STATE OF ___________                    )
                                        ) SS:
COUNTY OF ________                      )

         The foregoing instrument was acknowledged and sworn to before me this ____ day of ________, 1995 by Diana Falcone, who has produced
_______________________ as identification and who did take an oath.

                                             --------------------------------
                                             Print Name: ____________________
                                             Notary Public, State of ________
                                             Commission No.__________________
                                             My Commission Expires: _________


STATE OF ___________                    )
                                        ) SS:
COUNTY OF ________                      )

         The foregoing instrument was acknowledged and sworn to before me this ____ day of ________, 1995 by Phillip Cucci, who has produced
_______________________ as identification and who did take an oath.

                                             -------------------------------
                                             Print Name: ___________________
                                             Notary Public, State of _______
                                             Commission No._________________
                                             My Commission Expires: ________

STATE OF ___________                )
                                    ) SS:
COUNTY OF ________                  )

         The foregoing instrument was acknowledged and sworn to before me this ____ day of ________, 1995 by Linda Cucci, who has produced
_______________________ as identification and did take an oath.

                                              --------------------------------
                                              Print Name: ____________________
                                              Notary Public, State of ________
                                              Commission No.__________________
                                              My Commission Expires: _________

PREPARED BY AND RETURN TO:
Zena Manes Dickstein, P.A.
Steel Hector & Davis
200 South Biscayne Boulevard
Suite 4000
Miami, Florida 33131


                         PURCHASE MONEY FIRST MORTGAGE,
                     SECURITY AGREEMENT, FINANCING STATEMENT
                   AND ASSIGNMENT OF LEASES, RENTS AND INCOME

         THIS MORTGAGE is made as of the _____ day of _________________, 1995, by TRANSEASTERN ABERDEEN PROPERTIES, INC., a corporation duly organized and existing under the laws of the State of Florida ("Mortgagor"), with an address at 3300 University Drive, Coral Springs, Florida 33065, in favor of BERKELEY FEDERAL BANK & TRUST FSB, a federally chartered savings bank ("Mortgagee"), with an address at 1675 Palm Beach Lakes Boulevard, 10th Floor, West Palm Beach, Florida 33401, Attention: Secretary.

                                    RECITALS

         A. Mortgagee has agreed, pursuant to the terms, conditions, covenants and provisions of that certain Land Acquisition and Development Loan Agreement of even date herewith (the "Loan Agreement"), and subject to the terms, conditions, covenants and provisions set forth therein which are incorporated herein by this reference, to advance to Mortgagor an acquisition and development loan in the principal sum of up to Twenty-Three Million Nine Hundred Thousand and No/100 Dollars ($23,900,000.00) (the "Acquisition and Development Loan" or "Loan"), to be paid and performed in accordance with the terms, conditions, covenants and provisions of the Loan Agreement and all other documents associated therewith and which may now or hereafter evidence, govern and/or secure the same, together with any renewals, extensions, consolidations or modifications of all or any of the foregoing (collectively, the "Security Documents").

         B. Mortgagor has duly executed its acquisition and development promissory note of even date herewith in the amount of the Acquisition and Development Loan (the "Acquisition and Development Note" or "Note") to evidence the terms of repayment of the Loan with interest at the rate or rates established from time to time in accordance with the terms set forth therein, which Note has been executed and delivered by Mortgagor to Mortgagee.

         C. The entire unpaid balance of principal and interest, if not sooner paid, shall be due and payable upon maturity as set forth in the Note.

         D. All things necessary to make the Note the valid, binding and legal obligation of Mortgagor, and to make this Mortgage a valid, binding and legal instrument for the security of the Note in accordance with its terms, have been duly performed, and the execution and delivery of the Note and this Mortgage by Mortgagor have been in all respects duly authorized.

         E. It has been agreed that the repayment of the Loan with interest, according to the terms of the Note and Loan Agreement and any alterations, modifications, substitutions, extensions or renewals thereof, and future advances and readvances, as well as the performance of the other covenants, terms and conditions herein, should be secured by the execution of this Mortgage, which also shall secure payment by the Mortgagor of all costs and expenses incurred in respect to the Loan, including reasonable attorneys' fees as is hereinafter provided.

         NOW, THEREFORE, in consideration of the Loan, the premises and of other good and valuable considerations, the receipt, adequacy and sufficiency of which are hereby conclusively acknowledged and to secure Mortgagor's payment and performance under the Security Documents, Mortgagor grants, assigns, conveys, mortgages and transfers unto Mortgagee, its successors and assigns, in fee simple, all that land situate in Palm Beach County in the State of Florida, and more particularly described in Exhibit A attached hereto and made a part hereof, together with the buildings and improvements thereon erected or to be erected (the "Premises").

         TOGETHER with the following rights:

         (a) All interests, estate or other claims, both in law and in equity, which Mortgagor now has or may hereafter acquire in the Premises, including without limitation, any and all rights, licenses or easements and appurtenances in the 203 subdivided and improved lots, and unsubdivided land which has been approved for 780 single family residential units, together with eight (8) fully furnished model homes and a 5,000 square foot free standing sales facility with fixtures and equipment related thereto;

         (b) All easements, rights-of-way and rights used in connection therewith or as a means of access thereto and all tenements, hereditaments and appurtenances thereof and thereto, and all right, title and interest of Mortgagor in and to any streets and roads abutting said Premises to the center lines thereof and in and to any strips or gores of land therein, and all water, sanitary and storm systems that are now or hereafter located on or adjacent to the Premises and all gas and oil rights, mineral rights, timber rights and riparian and littoral rights pertaining to the Premises, and any and all development rights and permits, and any and all reversions, remainders, rents, issues and profits thereof, and also all the estate, right, title, interest and all claim and demand whatsoever, in law and in equity, of Mortgagor in and to the same, including but not limited to all causes of action of Mortgagor relating to the property hereby encumbered and all judgments, awards of damages (including but not limited to severance and consequential damages), payments, proceeds, settlements or other compensation (collectively, the "Awards") heretofore or hereafter made, including interest thereon, resulting from, in connection with or in lieu of: (i) condemnation proceedings or the taking of the Premises or any part thereof under the power of eminent domain or the police power; (ii) any damage (whether caused by such taking or otherwise) to the Premises or the improvements thereon or any part thereof, or to any rights appurtenant thereto; (iii) any change or alteration of the grade of any streets; or (iv) any other injury or decrease in the value of the Premises or any part thereof (including, but not limited to destruction or decrease in value by fire or casualty), all of which Awards, rights thereto and shares therein are hereby assigned to Mortgagee and Mortgagee is hereby authorized, on behalf and in the name of Mortgagor, to execute and deliver valid acquittances for, and to appeal from, any such Awards, and Mortgagee may apply all such sums or any part thereof so received, after deducting the payment of all of its expenses, including costs and attorneys' fees, on the indebtedness secured hereby in such manner as it elects, or at its option, the entire amount or any part thereof so received may be released to the Mortgagor in the manner and upon such terms and conditions as Mortgagee may require;

         (c) All right title and interest of Mortgagor in and to all furniture, furnishings, fixtures, machinery, equipment, inventory and materials located on or attached to the Premises, and all property of every nature or kind whatsoever, whether deemed to be real or personal property, whether tangible or intangible, whether or not now or hereafter owned or acquired by the Mortgagor and located in, on, used or procured for use in connection with the operation of the Premises, or the buildings, structures or other improvements thereon, equipment, furniture, furnishings, fixtures, machinery, appliances, and inventory, all apparatus, chattels, gas and electric fixtures, radiators, heaters, water pumps, air conditioning equipment, machinery, boilers, ranges, elevators and motors, bath tubs, sinks, water closets, water basins, pipes, faucets, and other plumbing and heating fixtures, mantels, refrigerating plants and ice boxes, window screens, screen doors, venetian blinds, cornices, storm shutters and awnings, piping, controls, pumps, valves, motors, power units, wiring, apparatus, machinery and equipment required or necessary for the utilization or operation thereof, and all elevators, escalators, vaults, safes, awnings, storm windows and doors, window blinds and shades, inlaid floor coverings or carpeting, shrubbery, plants, fences, gates, stoves, ranges, drinking fountains, ventilating, refrigerating, air conditioning, incinerating, dishwashing and cleaning equipment, wires, irrigation and sprinkler systems (including overhead or underground systems and all wells, pumps, motors and power units which are installed as part of same) and all apparatus associated with the foregoing which are now or may hereafter pertain to or be used with, in, or on the Premises or any part thereof, even though they be detached or detachable, including any and all buildings located thereon, or for use in any construction being conducted on the Premises and/or for the reconstruction, alteration and/or repair of such improvements now or hereafter erected thereon, all of which shall be deemed to be included within the Premises immediately upon delivery thereof to the Premises, and all extensions, additions, improvements, accessions, betterments, renewals, substitutions or replacements of or to any of the foregoing, whether or not the same are or shall be attached to said buildings or improvements in any manner (hereinafter called the "Building Equipment"), it being understood and agreed that all Building Equipment is part and parcel of the Premises and appropriated to the use thereof and, whether affixed or annexed to the Premises or not, shall for the purpose of this Mortgage be deemed conclusively to be real estate and mortgaged hereby; and Mortgagor agrees to execute and deliver, from time to time, such further instruments as may be requested by Mortgagee to confirm the lien of this Mortgage on any Building Equipment;

         (d) All right, title and interest of Mortgagor in and to the Building Equipment, personal property and fixtures, together with the benefit of any deposits or payments now or hereafter made on such personal property or fixtures by Mortgagor or on its behalf;

         (e) All the right, title and interest (but not the obligations) of Mortgagor, present and future, in and to all present and future accounts, contract rights (including all fees and other obligations set forth in the Mortgagee's commitment to make the Loan), agreements for deed, installment sales contracts (other than those for the construction of residential units on any subdivided and improved lot within the Premises), sales contracts (other than those for the construction of residential units on any subdivided and improved lot within the Premises), general intangibles, accounts, chattel paper, receivables, documents and instruments including but not limited to licenses, construction contracts, labor, materials and suppliers contracts, operating agreements, management contracts, service contracts, utility contracts, options, permits, operating authorizations, public works agreements (including, without limitation, building, sewer, water and other utility agreements), architectural and engineering agreements, all architectural, engineering and similar plans, specifications, drawings, reports, surveys, plats, permits, bonds, purchase and other deposits and payments thereunder, relating or appertaining to the Premises or the golf and country club commonly referred to as the Aberdeen Golf and Country Club (the "Golf Club")) and other property described herein and its development, occupancy and use;

         (f) Any and all rights to payment of the sale or rental for the use or occupancy (transient or otherwise) of rooms or other space, including, without limitation, Mortgagor's or any affiliate of Mortgagor's interest in the sale of future club memberships and receipt of consulting, management, marketing and membership fees, any hotel or motel rooms, meeting, banquet, restaurant, parking, health, recreational or spa facilities, or for property (tangible or intangible) sold or leased or for services rendered, whether or not yet earned by performance, resulting from, arising out of, or in connection with or from the operation of the improvements or any other facility on the Premises, or the Golf Club, including, without limitation, (1) all accounts arising from the operation of the improvements and all proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale, exchange, transfer, collection or other disposition or substitution thereof, and
(2) all rights to payment from any consumer credit/charge card organization or entity, including, without limitation, payments arising from the use of the American Express Card, Visa Card, Carte Blanche Card, MasterCard, Diner's Club, or any other credit card, including those now existing or hereafter created or any substitutions therefor and all proceeds thereof (whether cash or non-cash, movable or immovable, tangible or intangible) received upon the sale (other than those for the construction of residential units on any subdivided and improved lot within the Premises), exchange, transfer, collection, or other disposition or substitution thereof;

         (g) All of the rents, royalties, revenues, income, proceeds, profits and other benefits paid or payable by parties to the leases or subleases for using, leasing, licensing, possessing, occupying, operating from, residing in, selling or otherwise enjoying the Premises, the improvements, and other property securing the indebtedness, or any portion thereof, including, without limitation, all cash or security deposits, advance rentals and deposits or payments of similar nature. As used in this Mortgage the word "leases" includes any and all leases, subleases, licenses, concessions, reservations, accounts, permits, contracts, and other agreements (oral or written, now or hereafter in effect) which grant a possessory interest or right of occupancy in and to, or the right to use, or affect all or part of the Premises, the improvements, and other property securing the indebtedness, or any portion thereof;

         (h) All of Mortgagor's right, title and interest in and to any and all payments, proceeds, settlements or other compensation heretofore or hereafter made, including any interest thereon, and the right to receive the same from any and all insurance policies covering the Premises or any portion thereof, or any of the other property described herein;

         (i) All of Mortgagor's interest in and to any cash escrow fund, which funds shall be deposited and held in accordance with all terms, covenants and provisions of the Loan Agreement (other than those for the construction of residential units on any subdivided and improved lot within the Premises) and in any and all funds, securities, instruments, documents and other property which are at any time paid to, deposited with, under the control of, or in the possession of Mortgagee, or any of its agents, branches, affiliates, correspondents or others acting on its behalf, which rights shall be in addition to any right of set-off or right of lien that Mortgagee may otherwise enjoy under applicable law, regardless of whether the same arose out of or relates in any way, whether directly or indirectly, to the Premises;

         (j) All interest of Mortgagor in and to any and all funds created or established and held by Mortgagee pursuant to any indenture of trust or similar instrument authorizing the issuance of bonds or notes for the purpose of financing the Project (as such term is defined in the Loan Agreement);

         (k)   All    inventory,    including   raw    materials,    components,
work-in-progress, finished merchandise and packing and shipping materials owned by Mortgagor and located on the Premises;

         (l)  All  proceeds,   products,  returns,  additions,   accessions  and
substitutions of and to any or all of the above, but not including sale proceeds of a permitted transfer of the Project;

         (m) All of the records and books of account now or hereafter maintained by or on behalf of Mortgagor in connection with the Project; and

         (n) All names now or hereafter used in connection with the Project and the goodwill associated therewith.

         The Premises and all of the property, rights, privileges and franchises referenced hereinabove and/or granted herein by Mortgagor to Mortgagee, together with all proceeds, products, replacements, additions, substitutions, renewals and accessions of or to any and all of the foregoing, are collectively referred to as the "Mortgaged Property."

         TO HAVE AND TO HOLD all and singular the Mortgaged Property hereby conveyed, the tenements, hereditaments and appurtenances thereunto belonging or in anyway appertaining and the reversion and reversions, remainder and remainders, rents, issues and profits thereof and all estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Mortgagor in and to the same and every part and parcel thereof unto the Mortgagee in fee simple.

         PROVIDED, HOWEVER, that these presents are upon the condition that if Mortgagor shall pay and fully perform the Loan, including, without limitation, all sums, including, without limitation, the principal and interest, payable in respect to the Note, Loan Agreement and Security Documents and all amounts and any other promissory note secured by this Mortgage, at the times and in the manner stipulated therein and herein, all without any deduction or credit for taxes or other similar charges paid by Mortgagor, and shall keep, perform and observe all and singular the terms, conditions, covenants and provisions in the Note, Loan Agreement and Security Documents, and any renewal, extension, consolidation or modification thereof and in this Mortgage expressed to be kept, performed and observed by and on the part of Mortgagor, all without fraud or delay, then this Mortgage and all properties, interest and rights granted, mortgaged and conveyed hereby shall cease, terminate and be void, but until the same shall occur, this Mortgage shall otherwise remain in full force and effect.

                ARTICLE I. COVENANTS AND AGREEMENTS OF MORTGAGOR

         To protect the security of this Mortgage, Mortgagor further covenants, warrants and agrees with Mortgagee as follows:

                      1.1 Title to the Mortgaged Property.

         1.1.1 Warranty of Title. Mortgagor covenants that at the time of the execution and delivery of this Mortgage it has good title to the Mortgaged Property as being presently granted, assigned, conveyed and transferred hereunder; Mortgagor hereby warrants generally and shall defend the title to the Mortgaged Property, and every part thereof, whether now owned or hereafter acquired, unto Mortgagee, its successors and assigns, against all claims and demands by any person or entity whatsoever subject only to those matters set forth in Exhibit B attached hereto and made a part hereof (the "Permitted Exceptions"); Mortgagor covenants that Mortgagor shall comply with all the terms, covenants and conditions of all agreements and instruments, recorded and unrecorded, affecting the Mortgaged Property. Mortgagor further covenants and warrants to Mortgagee that the Mortgaged Property is free of all liens, encumbrances, claims and interests of third parties except as reflected in Exhibit B.

         1.1.2 Identity. Mortgagor has never used any other name (including a trade name) other than the name set forth in the first paragraph of this Mortgage, and Mortgagor has not changed its identity or partnership or corporate structure, as applicable, so as to make the use of Mortgagor's name as set forth in the first paragraph of this Mortgage in a filed financing statement materially misleading.

         1.1.3 Business of Mortgagor. Mortgagor shall own only the Mortgaged Property as its sole asset and shall not own or operate any other real property other than the Mortgaged Property, shall not operate or conduct any business other than the operation of the Mortgaged Property, nor incur any liability or obligation other than those incurred in connection with the ownership and operation of the Mortgaged Property.

                             1.2 Further Assurances.

         1.2.1 Assurances. At any and all times Mortgagor shall furnish and record all and every such further assurances as may be requisite or as Mortgagee shall reasonably require for the better assuring and confirming unto Mortgagee the estate and property hereby granted, assigned, conveyed or transferred, or intended so to be whether now owned or hereafter acquired; Mortgagor shall bear all expenses, charges and taxes in connection therewith.

         1.2.2 Amendments to Financing Statements. If, at any time, any of the information contained in any financing statement filed in connection with the security interests created by this Mortgage, including without limitation, the description of the collateral, shall change in any manner so as to cause such financing statement to become misleading in any material respect or to impair the perfection of the security interests intended to be created by this Mortgage, then Mortgagor shall immediately advise Mortgagee of such change and, upon Mortgagee's request, Mortgagor shall promptly prepare any amendments to any affected financing statement necessary in order to protect and continue the perfection of the security interest intended to be created thereby, and will obtain the signatures of the debtor and secured party to such amendment, and file the same in all offices where such amendment is required to be filed to order to protect and continue the perfection of the security interest intended to be created thereby. Mortgagor shall prepare, have executed and file (and hereby irrevocably constitutes and appoints Mortgagee as its attorney-in-fact to prepare, execute and file) any amendments to the financing statements filed with respect to the security interests created by this Mortgage in such form as Mortgagee may require in order to continue the perfection of such security interests. Mortgagor shall pay all costs and expenses incurred in connection with the performance of its obligations set forth in this Section.

                              1.3 Payment of Note.

         1.3.1 Payment. Mortgagor covenants to duly and punctually pay the principal of and interest, (including, without limitation, Yield Maintenance
Fee, as defined in the Acquisition and Development Note), participation interest, shared appreciation interest or other additional interest, if any), charges and premiums, if any, on the Note and the Loan Agreement at the date and place and in the manner provided in the Note and shall otherwise comply with all the terms of the Loan Agreement, Note, this Mortgage and the Security Documents. The rate of interest may vary from time to time and portions of the interest may be contingent upon the occurrence of future events. In the event Mortgagor fails to make any one or more payments on account of the principal sum or interest thereon, as in the Note and Loan Agreement described, or fails to pay the entire unpaid balance of the principal sum of the Note, with interest, charges and premiums, when the same shall become due and payable as herein or in the Note provided, Mortgagor shall pay to Mortgagee interest on any overdue payment on account of the principal sum, and interest on any overdue payment of interest, charges and premiums, at the rate set forth in the Note as the applicable interest rate after the occurrence of a default (the "Default Rate"), from the date the same shall become due and payable until the date paid, and said sums shall become a part of the indebtedness secured hereby.

                            1.4 Taxes and Insurance.

         1.4.1 Covenant to Pay Taxes and Insurance. Mortgagor shall promptly pay and discharge all taxes (including all recordation, transfer and similar taxes), water rents, assessments (public and private) and other dues, charges and levies (collectively hereinafter called "taxes") which have been, are, or may hereafter be imposed upon or encumber the Mortgaged Property or the Loan and upon payment thereof will exhibit to Mortgagee, upon demand, the receipted bills therefor; provided, however, that Mortgagor shall not be required to pay any such taxes,
(a) if the same shall not at the time be due and  payable  or (b) until  fifteen
(15) days prior to the last day upon which the same can be paid without penalty. Mortgagor shall pay at least quarterly in advance the premiums and other charges applicable to the insurance required to be maintained by Mortgagor under Section
1.7 hereof and upon payment thereof will exhibit to Mortgagee, upon demand, the receipted bills therefor.

         1.4.2    Escrow for Taxes and Charges.

                  1.4.2.1 To better secure this covenant and Section 1.7 hereof, at the option of Mortgagee, Mortgagor shall deposit with Mortgagee on the day of each month on which a payment of interest is due under the Note, one-twelfth of the annual taxes next due as estimated by Mortgagee, plus one-twelfth of the annual fire, hazard and other insurance premiums as required herein, such deposit to be held by Mortgagee, without interest, to pay said taxes and premiums. If payments of interest are due under the Note other than monthly, appropriate adjustment shall be made in the amount of the aforesaid periodic deposits.

                  1.4.2.2 In the event the Premises is part of a larger tract for purposes of taxation and assessments, Mortgagee may require Mortgagor to have the Premises taxed and assessed as a separate parcel or separate parcels, or, in the alternative, to make the deposits required under this Section based upon the taxation and assessment of the larger tract.

                  1.4.2.3 Any amounts deposited pursuant to the provisions of this Section shall not be, nor be deemed to be, trust funds, nor shall they operate to curtail or reduce the indebtedness secured hereby, and all such amounts may be commingled with the general funds of the depositor and be deposited at the Mortgagee or at an institution designated by Mortgagee; provided, however, that Mortgagee shall keep accurate records with respect to any amounts so deposited. Mortgagee shall not be responsible for the solvency of such institution, provided it is insured by the Federal Deposit Insurance Corporation or other regulatory agency at the time of designation. If at any time Mortgagee shall determine that the amount then on deposit shall be insufficient to pay an obligation in full, Mortgagor shall immediately after demand deposit with Mortgagee the amount of the deficiency determined by Mortgagee. Nothing contained in this Section shall be deemed to affect any right or remedy of Mortgagee under any provisions of this Mortgage or of any statute or rule of law to pay any such amount and to add the amount so paid, together with interest at the rate provided for in the Note, to the indebtedness secured hereby.

                  1.4.2.4 Change in Tax Law. In the event of the passage of any law after the date of this Mortgage, which law changes in any way the laws for the taxation of deeds of trust or debts secured by deeds of trust, or the manner of collection of any such taxation so as to affect this Mortgage, Mortgagee may give thirty (30) days' written notice to Mortgagor requiring the payment of the indebtedness secured hereby. If such notice be given, the indebtedness secured hereby shall become due and payable at the expiration of said thirty (30) days; provided, however, that such requirement of payment shall be ineffective if Mortgagor is permitted by law to pay the whole of such tax in addition to all other payments required hereunder, without any penalty or charge thereby accruing to Mortgagee, and if Mortgagor in fact pays such tax prior to the date upon which payment is required by such notice.


                  1.4.2.5 Tax on Personal Property. Mortgagor shall furnish to Mortgagee a list identifying all personal property owned by Mortgagor, including a copy of Mortgagor's annual personal property return at the time such form is filed. Mortgagor shall furnish written evidence to Mortgagee, upon demand by Mortgagee at any time and at least once each year, of the amount of taxes that are due and that they have been paid (a) at the time when they were due and payable or (b) at least fifteen (15) days prior to the last day upon which the same could have been paid without penalty.

                   1.5 Maintenance of the Mortgaged Property.

         1.5.1 Repair; Inspection. Mortgagor (a) shall repair, restore, replace or rebuild any part of the Mortgaged Property that is damaged or destroyed by casualty or the remainder after a taking by eminent domain proceedings whether or not covered by insurance or award; (b) shall keep the Mortgaged Property in good order, condition and repair, and shall not commit, permit or suffer any waste thereof; (c) shall make all needful and proper renewals, replacements and additions of and to the same and shall permit Mortgagee or its designee to enter upon and inspect the Mortgaged Property at any time or times; (d) shall not alter or tear down the improvements on or to be made on the Premises or change them nor permit them to be torn down or changed, without the written consent of Mortgagee; and (e) shall not make or permit tenants or others to make any improvements to or on the Mortgaged Property, without the written consent of Mortgagee.

                  1.5.1.1 Activities on Mortgaged Property. Mortgagor shall not suffer any act to be done or any conditions to exist on the Mortgaged Property or any part thereof or any thing or article to be brought thereon (i) which may cause structural injury to the improvements on the Premises; or (ii) which would cause the value or usefulness of the Mortgaged Property or any part thereof to diminish (ordinary wear and tear excepted); or (iii) which may be dangerous, unless safeguarded as required by law; or (iv) which may in fact or in law, constitute a nuisance, public or private; or (v) which may void or make voidable any insurance then in force or required by the terms of this Mortgage to be in force. Mortgagor shall observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits, privileges, franchises and concessions that are now applicable to the Mortgaged Property.

         1.5.2 Non-alienation. It is understood and agreed by Mortgagor that as part of the inducement to Mortgagee to make the Loan, Mortgagee has relied upon the creditworthiness and the reliability of Mortgagor. Mortgagor shall not sell, convey, transfer, lease or further encumber any interest in or any part of the Mortgaged Property without the prior written consent of the Mortgagee having been obtained (which consent may be expressly set forth in the Loan Documents). Any such sale, conveyance, transfer, pledge, lease or encumbrance made without the Mortgagee's prior written consent shall constitute an Event of Default hereunder. Any sale, conveyance or transfer of any interest in the Mortgagor to any other entity, individual, firm, partnership or corporation without the
Mortgagee's prior written consent shall constitute an Event of Default hereunder. Mortgagee's consent may be withheld in its absolute and sole discretion, or it may be conditioned upon a number of actions to be determined in Mortgagee's sole discretion, including, but not limited to, a determination of the transferee's creditworthiness, the payment of an assumption fee and associated costs and expenses, and a modification of the Note, Loan Agreement, this Mortgage, the Security Documents, and any all terms and provisions thereof. A contract to deed or an agreement for deed or an assignment of beneficial interest in any trust shall constitute a transfer pursuant to the provisions of this Section. If any person or entity should obtain any interest in all or any part of the Mortgaged Property, pursuant to execution or enforcement of any lien, security interest or other right whether superior, equal or subordinate to this Mortgage or the lien hereof, such event shall be deemed to be a transfer by Mortgagor and an Event of Default under this Mortgage. Notwithstanding anything to the contrary set forth in this Section 1.5.2, Mortgagor and Mortgagee have agreed that the Mortgaged Property may be further encumbered by financing in favor of Ohio Savings Bank, F.S.B. ("Ohio Lender") subject to the terms of the Loan Agreement.

         1.5.3 Construction. Mortgagor shall promptly proceed to construct and erect the buildings and improvements on the Premises in accordance with the plans and specifications therefor filed with and approved by Mortgagee and shall comply with all of the requirements of the Loan Agreement.

                     1.6 Encumbrances; Compliance with Laws.

         1.6.1 Real Property. Mortgagor (a) shall keep the Mortgaged Property free from all liens, claims, and other encumbrances of every kind except for financing in favor the Ohio Lender subject to the terms of the Loan Agreement and as reflected in Exhibit B, and (b) shall promptly and faithfully comply with and obey all laws, ordinances, rules, regulations, requirements and orders of every duly constituted governmental authority or agent having jurisdiction in the premises with respect to the Mortgaged Property. In the event Mortgagee consents to an encumbrance on the Mortgaged Property, a default under the terms of any document creating such an encumbrance shall be a default hereunder.

         1.6.2 Personal Property. Mortgagor shall not, without the prior written permission of Mortgagee, place any personal property upon the Mortgaged Property or any part thereof or attach any fixture that is subject to a title retention agreement, security agreement, or other encumbrance, whether said lien or interest is prior to the legal operation and effect of this Mortgage or subsequent thereto, nor shall Mortgagor place or permit to be placed any personal property upon the Mortgaged Property or any part thereof, other than the personal property of Mortgagor or any tenant actually occupying all or part of the Mortgaged Property.

                           1.7 Insurance; Restoration.

         1.7.1 Required Insurance. Mortgagor shall at all times maintain in full effect "all-risk" property insurance covering all improvements now or hereafter erected on the Premises (hereinafter referred to as the "Improvements") under forms approved by Mortgagee and by companies that meet the criteria specified in subsection 1.7.12. Such insurance shall cover all risks of direct physical loss to the Improvements, including but not limited to all loss or damage caused by fire, lightning, explosion, windstorm, hail, smoke, aircraft, vehicles, riot or civil commotion, vandalism, malicious mischief, sprinkler leakage, weight of snow, ice or sleet, water damage, earthquake, wind and hurricane damage, explosion and sinkhole, mudslide collapse. Such property insurance shall contain an agreed amount endorsement and, in any event, be written in amounts sufficient to prevent Mortgagor from becoming co-insurer within the terms of the policies covering such risks, and in any event in amounts not less than One hundred percent (100%) of the replacement value of the Improvements, including all contents, fixtures, machinery, equipment and furnishings to the extent obtainable. Mortgagor shall require annually the fire underwriters rating bureau, or equivalent organization acceptable to Mortgagee, to establish a value for the then existing Improvements (i.e., any models and sales facilities) and to furnish an executed copy thereof to Mortgagee. Further, Mortgagor shall maintain insurance equal to the full replacement value of all personal property of Mortgagor. Mortgagor shall cause a non-contributing Standard New York Mortgagee Clause satisfactory to Mortgagee to be attached to each such policy providing that all payments thereunder shall be made to the sole order of Mortgagee as its interest may appear, and a clause providing that such policy may not be surrendered, canceled or modified without thirty (30) days' prior written notice to Mortgagee. During any construction, repair, restoration or replacement of Improvements, to the extent obtainable, Mortgagor shall obtain and keep in effect a standard builder's risk policy with extended coverage in the amount of one hundred percent (100%) of the value of the Improvements, with a non-contributing mortgagee clause and non-surrender, non-cancellation, non-modification clause as aforesaid, together with all standard construction industry clauses and endorsements and such other clauses and/or endorsements as Mortgagee may from time to time require, including, without limitation, endorsements (i) for replacement cost (without deduction for depreciation), (ii) demolition and debris removal, (iii) increased costs of construction, (iv) ordinance deficiency (if the Mortgaged Property is a non-conforming use or of significant age) and (v) agreed cost or stipulated value, and all such insurance shall be written in such manner as is approved by Mortgagee and by such companies that meet the criteria specified in subsection 1.7.12.

         1.7.2 Application of Proceeds. In the event any sum or sums are received by Mortgagee by reason of any such insurance as aforesaid, Mortgagee may, at its option, apply whatever sums are received either to the repair, restoration and replacement of the damaged or destroyed property (without obligation to see the sums are so applied) or toward the payment of the indebtedness secured hereby (in such manner or combination thereof including inverse order of maturity of installments, if any, as Mortgagee, in its sole discretion, may elect).

         1.7.3 Unearned Premiums. In the event of a foreclosure sale of the Mortgaged Property or part thereof or other transfer of title to the Mortgaged Property in lieu of foreclosure Mortgagee is authorized, but not obligated, to cancel any or all of the aforesaid policies, and any unearned premium or premiums returned shall be applied to the payment of the indebtedness secured hereby.

         1.7.4 Comprehensive Commercial General Liability. Mortgagor shall at all times keep itself insured against liability for damages arising from any accident or casualty in or upon the Mortgaged Property by maintaining comprehensive commercial general liability insurance, written on an occurrence basis, with coverage of at least One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate. Such liability insurance shall include broad form endorsement coverage, including blanket contractual liability, products completed operations, independent contractors, broad form property damage and personal injury coverage.

         1.7.5 Umbrella/Excess Liability Insurance. Mortgagor shall carry, keep and maintain at all times umbrella/excess liability insurance in an amount not less than Five Million Dollars ($5,000,000) per occurrence and Five Million Dollars ($5,000,000).

         1.7.6 Business Interruption Insurance. To the extent obtainable at reasonable risk rates, Mortgagor shall at all times maintain in full force and effect business interruption or loss of rent insurance in the event the Improvements are damaged and any tenants are thereby excused from paying rent in an amount equal to or in excess of the annual rent roll for the Mortgaged Property and must otherwise be acceptable to Mortgagee and under forms and by companies approved by Mortgagee. The insurance must include an excess rental value endorsement covering losses due to renting the Improvements at lower rates after a casualty related to cancellation of leases with a higher rental rate.

         1.7.7 Comprehensive Automobile Liability Insurance. Mortgagor shall carry, keep and maintain at all times comprehensive automobile liability insurance (including owned, non-owned, leased and hired car coverage) in an amount not less than One Million Dollars ($1,000,000) per occurrence and Two Million Dollars ($2,000,000) in the aggregate for bodily injury and in such amounts as may be approved by Mortgagee for property damage. This insurance shall apply among other things to all operations of Mortgagor both at and away from the Mortgaged Property.

         1.7.8 Flood Insurance. To the extent obtainable, Mortgagor shall at all times maintain in full force and effect flood insurance coverage in the face amount of the Loan or such lesser amount as shall be acceptable to Mortgagee, issued by a company acceptable to Mortgagee, which policy must be in form and substance satisfactory to Mortgagee and also must comply with all the requirements, if applicable, of the Flood Disaster Protection Act of 1973 and the regulations issued pursuant thereto. This requirement is waived during any period in which Mortgagor provides Mortgagee, upon demand from time to time, with written evidence, in form and substance satisfactory to Mortgagee, that no part of the Mortgaged Property has been designated as having moderate or special flood hazards or mudslide hazards.

         1.7.9 Delivery of Policies. Mortgagor shall deliver all such policies (or certificates with an endorsement showing the Mortgagee as first mortgagee and a non-surrender, non-cancellation, and non-modification clause in form and substance acceptable to Mortgagee) to Mortgagee at its principal office or at such other place as it may designate in writing, and shall likewise deliver to Mortgagee renewals of such policies (or certificates as aforesaid) thirty (30) days in advance of the expiration of the same, stamped "Paid" by the agent or company issuing same.

         1.7.10 Notification of Loss. Mortgagor shall notify Mortgagee of any casualty or loss within twenty-four (24) hours after Mortgagor has knowledge thereof.

         1.7.11 Workers' Compensation. During any construction, repair, restoration or replacement of Improvements, Mortgagor shall cause all contractors and subcontractors (including Mortgagor if it acts as a contractor) to obtain and keep in effect workers' compensation insurance to the full extent required by applicable law and also which shall cover all employees of each contractor and subcontractor; upon demand, Mortgagor shall provide evidence satisfactory to Mortgagee that it is complying with this covenant. Mortgagor shall also maintain employer's liability insurance in an amount not less than Five Hundred Thousand Dollars ($500,000).

         1.7.12 Insurance Ratings. All policies required hereunder shall be placed with insurers with a rating of A or better and a financial size rating of XIV or larger from Best's Key Rating Guide.

               1.8 Leases and Agreements of the Mortgaged Property

         1.8.1 Compliance with Leases. Mortgagor shall carry out all of its agreements and covenants as landlord contained in any leases (which word when used in this Mortgage shall include, without limitation, all agreements, licenses, contracts, reservations, accounts, and permits affecting all or any part of the Mortgaged Property or any use or occupancy thereof) and not permit a lien or other encumbrance superior to such leases other than this Mortgage. No lease shall include any space, or grant to any tenant any right or interest in any area outside of the limits of the Mortgaged Property. Upon demand of Mortgagee, Mortgagor shall furnish Mortgagee an executed copy of each lease immediately upon its execution. All future leases shall be written on the standard form accepted by Mortgagee, with only such changes as Mortgagee shall have approved in writing or on a lease agreement approved by Mortgagee.

         1.8.2 Assignment of Leases. Mortgagor hereby assigns and transfers to Mortgagee all leases, subleases, rents, issues and profits of the Mortgaged Property. Mortgagor hereby irrevocably appoints Mortgagee its true and lawful attorney-in-fact, at the option of Mortgagee, at any time and from time to time, to demand, receive and enforce payment, give receipts, releases and satisfactions, and to sue, in the name of Mortgagor or Mortgagee, for all such rents, issues and profits. Mortgagor, however, shall have the right to collect such rents, issues and profits [but not more than two (2) months in advance] prior to or at any time there is not an Event of Default under this Mortgage. The assignment of leases, subleases, rents, issues and profits of the Mortgaged Property in this Section is intended to confirm unto Mortgage all of the rights and protections afforded thereto under and by virtue of Section 697.07, Florida Statutes (1994), as amended, it being further intended to operate as an absolute assignment, not merely the passing of a security interest, to the fullest extent permissible by Florida law. If required by Mortgagee, Mortgagor will specifically assign to Mortgagee all such leases whether now existing or hereafter created.

         1.8.3 Collection upon Default. In addition to the rights and protections afforded to Mortgagee by Section 697.07 Florida Statutes (1994), as amended (and not as an election of remedies), Mortgagee may, upon any Event of Default under this Mortgage, and at any time without notice, and either in person, by agent or by a receiver appointed by the court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of the Mortgaged Property or any part thereof. Mortgagee may, in its own name, sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply same less costs and expenses of operation and collection, including litigation expenses, court costs, costs of suit, cost of an abstract of title and other title evidence and attorneys' fees, and paralegal charges, including all appellate proceedings and disbursements, upon any

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


indebtedness secured hereby and in such order as Mortgagee may determine. The collection of such rents, issues and profits or the entering upon and taking possession of the Mortgaged Property, or application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default, or otherwise invalidate, impair, nullify, waive or extinguish the rights and protections afforded Mortgagee under Section 697.07, Florida Statutes (1994), as amended. Furthermore, and as provided by Section 697.07, Florida Statutes,
(1994) as amended, upon the occurrence of an Event of Default, Mortgagee may apply for a court order requiring Mortgagor to deposit all rents in the court registry pursuant to Section 697.07, Florida Statutes, as amended. Mortgagor hereby consents to entry of such an order upon the sworn ex parte motion of Mortgagee that an Event of Default has occurred hereunder.

         1.8.4 Leases Affecting Mortgaged Property. Mortgagor will comply with and observe its obligations as landlord under all leases affecting the Mortgaged Property or any part thereof, whether now in existence or entered into in the future. Mortgagor will furnish Mortgagee with executed copies of all leases now or hereafter created on the Mortgaged Property, pursuant to the terms of Section
1.15 below. All leases now or hereafter entered into will be in form and substance acceptable to Mortgagee. Other than may be reasonably necessary in the ordinary course of Mortgagor's business, Mortgagor will not modify, surrender, or terminate, either orally or in writing, any lease agreement now existing or hereafter created upon the Mortgaged Property, nor will Mortgagor permit an assignment or sublease thereof without the express prior written consent of Mortgagee, which consent shall not be unreasonably withheld.

         1.8.5 Other Liens. Mortgagor represents and warrants that it will perform and promptly fulfill all of the covenants contained in any approved superior or approved inferior mortgages on any and all of the Premises encumbered hereby. In the event Mortgagor shall fail to do so, Mortgagee may, in addition to the rights otherwise granted Mortgagee hereunder, at its election, perform or fulfill such covenants of any such approved superior or approved inferior mortgages without affecting its option to foreclose any of the rights hereunder, and the cost thereof, together with interest from the date of payment at the highest rate permitted by Florida law from the date incurred until paid by Mortgagor, shall be secured hereby. The failure of Mortgagor to pay any approved superior or approved inferior mortgages when due, and in accordance with their terms or within any applicable cure period, or the failure by Mortgagor to abide by the terms and conditions of any approved superior or approved inferior mortgages within any applicable cure periods, shall be deemed a breach of this Mortgage, and the Mortgagee, at its option, may immediately, or thereafter, declare this Mortgage, an all indebtedness hereby secured, to be immediately due and payable. Mortgagor shall not apply for, accept, or cause to be made future advances under any superior or inferior mortgages so long as this Mortgage, encumbering the Mortgaged Property, remains in force. Mortgagor acknowledges and agrees that, in the event it breaches this covenant, same shall be an Event of Default under this Mortgage and in such event Mortgagee shall have the right to exercise any and all of its rights and remedies provided for herein, including, without limitation, as further provided under Florida law. Nothing in this Section shall be construed to waive the prohibition of further encumbering the Mortgaged

Property without Mortgagee's prior consent. Mortgagor covenants that the holder of any subordinate lien shall have no right, and shall acquire no right, to terminate or modify any lease affecting the Mortgaged Property whether or not such lease is subordinate to the legal operation and effect of this Mortgage.

         1.8.6 Deposit of Rents. All payments, including security deposits, under any lease received by Mortgagor shall be deemed held by Mortgagor in trust for the payment of the indebtedness secured hereby. Mortgagor shall deposit in a non-interest bearing account or accounts with Mortgagee all payments made under all leases, which sums, subject to the rights of the tenants therein, may be used by Mortgagor in the ordinary course of Mortgagor's business to the extent permitted by law, until one or more of the Events of Default shall occur, but not thereafter.

         1.8.7 Assignment of Bankruptcy Awards. Mortgagor hereby assigns to Mortgagee any award made hereafter to it in any court procedure involving any of the tenants in any bankruptcy, insolvency or reorganization proceeding in any state or federal court and any and all payments by any tenant in lieu of rent.

         1.8.8 Limitation of Liability under Leases. Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any lease; and Mortgagor hereby agrees to indemnify Mortgagee for and to save Mortgagee harmless from, any and all liability arising from any lease, or this assignment thereof and this assignment shall not place the responsibility for the control, care, management or repair of the Mortgaged Property upon Mortgagee, nor make Mortgagee liable for any negligence in the management, operation, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any tenant, agent, guest, or stranger.

         1.8.9 Security Deposits. Mortgagor shall deposit in an account or accounts with Mortgagee or its designee, under the depository's standard program for such accounts, all security deposits made under residential leases which sums, subject to the rights of the tenants therein, may be used by Mortgagor in the ordinary course of Mortgagor's business to the extent permitted by law, until one or more of the Events of Default shall occur, but not thereafter. All such deposits shall be the continuing responsibility of Mortgagor, and Mortgagor shall comply with all applicable requirements of Florida law. Deposits under agreements for deed, installment sales contracts (other than those for the construction of residential units or any subdivided and improved lot within the Premises) ("Sales Agreements") shall be deposited and held in accordance with the terms of the Loan Agreement.

         1.8.10 Compliance with Agreements. Mortgagor shall carry out all of its agreements and covenants as relating to all consulting, management and marketing agreements, licenses, Sales Agreements, contracts, reservations, accounts, and permits affecting all or any part of the Mortgaged Property and not permit a lien or other encumbrance superior to such agreements other than this Mortgage. Upon demand of Mortgagee, Mortgagor shall furnish Mortgagee an executed copy of each agreement immediately upon its execution. All future agreements shall be written on a form accepted by Mortgagee, with only such changes as Mortgagee shall have approved in writing or on a agreement approved by Mortgagee.

         1.8.11 Assignment of Agreements. Mortgagor hereby assigns and transfers to Mortgagee all consulting, managementand marketing agreements, licenses, Sales Agreements, contracts (other than those for the construction of residential units on any subdivided and improved lot within the Premises), reservations, accounts, permits and franchises of the Mortgaged Property and all revenues generated from such consulting, management and marketing agreements, licenses, Sales Agreements, contracts, reservations, accounts, permits and franchises. Mortgagor hereby irrevocably appoints Mortgagee its true and lawful attorney-in-fact, at the option of Mortgagee, at any time and from time to time, to demand, receive and enforce payment, give receipts, releases and satisfactions, and to sue, in the name of Mortgagor or Mortgagee, for all such consulting, management and marketing agreements, licenses, Sales Agreements, contracts, reservations, accounts, permits, franchises, rents, issues and profits. Mortgagor, however, shall have the right to collect such issues and profits prior to or at any time there is not an Event of Default under this Mortgage. The assignment of consulting, management and marketing agreements, licenses, Sales Agreements, contracts, reservations, accounts, permits, franchises, rents, issues and profits of the Mortgaged Property in this Section is intended to operate as an absolute assignment, not merely the passing of a security interest, to the fullest extent permissible by Florida law. If required by Mortgagee, Mortgagor will specifically assign to Mortgagee all such agreements whether now existing or hereafter created.

         1.8.12 Collection upon Default. Upon any Event of Default under this Mortgage, Mortgagee may, in its own name, sue for or otherwise collect such revenues generated by all consulting, management and marketing agreements, licenses, Sales Agreements, contracts (other than those for the construction of residential units on any subdivided and improved lot within the Premises), reservations, accounts, permits and franchises of the Mortgaged Property (the "Revenues"), including those past due and unpaid, and apply same less costs and expenses of operation and collection, including litigation expenses, court costs, costs of suit, cost of an abstract of title and other title evidence and attorneys' fees, and paralegal charges, including all appellate proceedings and disbursements, upon any indebtedness secured hereby and in such order as Mortgagee may determine. The collection of such Revenues or application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default, or otherwise invalidate, impair, nullify, waive or extinguish the rights and protections afforded Mortgagee under Florida law. Furthermore, upon the occurrence of an Event of Default, Mortgagee may apply for a court order requiring Mortgagor to deposit all Revenues in the court registry. Mortgagor hereby consents to entry of such an order upon the sworn ex parte motion of Mortgagee that an Event of Default has occurred hereunder.

         1.8.13 Limitation of Liability under Agreements. Mortgagee shall not be obligated to perform or discharge any obligation or duty to be performed or discharged by Mortgagor under any consutling, management and marketing agreements, licenses, Sales Agreements, contracts (other than those for the construction of residential units on any subdivided and improved lot within the Premises), reservations, accounts, permits and franchises of the Mortgaged Property; and Mortgagor hereby agrees to indemnify Mortgagee for and to save Mortgagee harmless from, any and all liability arising from any consulting, management and marketing agreements, licenses, Sales Agreements, contracts, reservations, accounts, permits and franchises of the Mortgaged Property, or this assignment thereof and this assignment shall not place the responsibility for the control, care, management or repair of the Mortgaged Property upon Mortgagee, nor make Mortgagee liable for any negligence in the management, operation, upkeep, repair or control of the Mortgaged Property resulting in loss or injury or death to any tenant, agent, guest, or stranger.

                           1.9 Environmental Matters.

         1.9.1 No Substances Present. Mortgagor hereby represents and warrants to Mortgagee that there are not now and have never been any materials or substances located on or near the Mortgaged Property that, under federal, state, or local law, statute, ordinance, or regulation, or administrative or court order or decree, or private agreement (collectively, the "Environmental Laws"), are regulated as to use, generation, collection, storage, treatment, or disposal (such materials or substances are hereinafter collectively referred to as "Substances"). The term "Substances" includes any materials or substances whose release or threatened release may pose a risk to human health or the environment or impairment of property values and shall also include without limitation (i) asbestos in any form, (ii) urea formaldehyde foam insulation, (iii) paint containing lead, (iv) transformers or other equipment which contains dielectric fluid containing levels of polychlorinated biphenyl of 50 parts per million or more, and (v) petroleum in any form. Mortgagor further represents and warrants to Mortgagee that the Mortgaged Property is not now being used nor has it ever been used in the past for any activities involving the use, generation, collection, storage, treatment, or disposal of any Substances. Mortgagor will not place or permit to be placed any Substances on or near the Mortgaged Property except for those Substances that are approved in writing by Mortgagee.

         1.9.2 Acting Upon Presence of Substances. Mortgagor hereby covenants and agrees that, if at any time (i) Substances are spilled, emitted, disposed, or leaked in any amount; or (ii) it is determined that there are Substances located on, in, or under the Premises other than those of which Mortgagee has approved in writing or which are permitted to be used on the Premises without Mortgagee's written approval pursuant to subsection 1.9.1 of this Section, Mortgagor shall immediately notify Mortgagee and any authorities required by law to be notified, and shall, within thirty (30) days thereafter or sooner if required by Mortgagee or any governmental authority, take or cause to be taken, at Mortgagor's sole expense, such action as may be required by Mortgagee or any governmental authority. If Mortgagor shall fail to take such action, Mortgagee may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all sums so advanced or paid, including all sums advanced or paid in connection with any investigation or judicial or administrative proceeding relating thereto, including, without limitation, reasonable attorneys' fees, expert fees, fines, or other penalty payments, shall be at once repayable by Mortgagor and shall bear interest at the Default Rate, from the date advanced or paid by Mortgagee until the date paid by Mortgagor to Mortgagee, and all sums so advanced or paid, with interest as aforesaid, shall become a part of the indebtedness secured hereby.

         1.9.3 Environmental Audits. Mortgagor, promptly upon the written request of Mortgagee from time to time, shall provide Mortgagee, at Mortgagor's expense, from time to time with an environmental site assessment or environmental audit report relating to the Mortgaged Property, or an update of such an assessment or report, all in scope, form, and content satisfactory to Mortgagee.

         1.9.4 Environmental Notices. Mortgagor shall furnish to Mortgagee duplicate copies of all correspondence, notices, or reports it receives from any federal, state, or local agency or any other person regarding environmental matters or Substances at or near the Mortgaged Property, immediately upon Mortgagor's receipt thereof.

         1.9.5 Condition of Mortgaged Property. To the best of Mortgagor's knowledge after due and diligent inquiry, Mortgagor hereby represents and warrants that there are no wells or septic tanks on the Mortgaged Property serving any other property; no wells or septic tanks on other property serving the Mortgaged Property; no burial grounds, archeological sites, or habitats of endangered or threatened species on the Mortgaged Property; and that no part of the Mortgaged Property is subject to tidal waters; has been designated as wetlands by any federal, state, or local law or governmental agency; or is located in a special flood hazard area.

         1.9.6    Environmental Indemnity.

                  1.9.6.1 Mortgagor shall at all times indemnify and hold harmless Mortgagee against and from any and all claims, suits, actions, debts, damages, costs, losses, obligations, judgments, charges, and expenses, of any nature whatsoever suffered or incurred by Mortgagee, whether as beneficiary of this Mortgage, as mortgagee in possession, or as successor-in-interest to Mortgagor by foreclosure deed or deed in lieu of foreclosure, under or on account of the Environmental Laws or any similar laws or regulations, including the assertion of any lien thereunder, with respect to:

                           (a) any  discharge  of  Substances,  the  threat of a
                  discharge of any Substances, or the presence of any Substances affecting the Mortgaged Property whether or not the same originates or emanates from the Premises or any contiguous real estate including any loss of value of the Mortgaged Property as a result of any of the foregoing;

                           (b) any costs of removal or remedial  action incurred
                  by any state or the United States Government or any costs incurred by any other person or damages from injury to, destruction of, or loss of natural resources, including reasonable costs of assessing such injury, destruction  or loss  incurred  pursuant to any  Environmental
                  Laws;

                           (c) liability for personal  injury or property damage
                  arising  under  any  statutory  or  common  law  tort  theory,
                  including,  without  limitation,   damages  assessed  for  the
                  maintenance of a public or private nuisance or for the carrying on of an abnormally dangerous activity at or near the Premises; and/or

                           (d) any  other  environmental  matter  affecting  the
                  Mortgaged Property within the jurisdiction of the Environmental Protection Agency, any other federal agency, or any state or local environmental agency.

                  Mortgagor's obligations under this agreement shall arise upon the discovery of the presence of any Substance, whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Substances.

                  1.9.6.2 Mortgagor acknowledges that Mortgagee has agreed to make the Loan in reliance upon Mortgagor's representations, warranties and covenants in this Section 1.9. For this reason, it is the intention of Mortgagor and Mortgagee that the provisions of this Section 1.9 shall supersede any provisions in any of the Security Documents, Loan Agreement, Note and other loan documents executed by Mortgagor or any guarantor in connection with the Loan
(collectively, the "Loan Documents") that in any way limit the personal liability of Mortgagor and that Mortgagor shall be personally liable for any obligations arising under this Mortgage even if the amount of liability incurred exceeds the amount of the Loan. All of the representations, warranties, covenants and indemnities of this Section 1.9 shall survive the repayment of the Note and/or the release of the operation and effect of this Mortgage and shall survive the transfer of any or all right, title and interest in and to the Mortgaged Property by Mortgagor to any party, whether or not affiliated with Mortgagor.

                            1.10 Additional Advances.

         If Mortgagor shall fail to perform any of the covenants or satisfy any of the conditions contained herein, Mortgagee may make advances or payments towards performance or satisfaction of the same but shall be under no obligation so to do; and all sums so advanced or paid shall be at once repayable by Mortgagor and shall bear interest at the Default Rate from the date the same shall become due and payable until the date paid, and all sums so advanced or paid, with interest as aforesaid, shall become a part of the indebtedness secured hereby; but no such advance or payment shall relieve Mortgagor from any default hereunder. If Mortgagor shall fail to perform any of the covenants or satisfy any of the conditions contained herein, Mortgagee may use any funds of Mortgagor, including any funds held on deposit under Section 1.4 hereof, towards performance or satisfaction of the same but shall be under no obligation so to do; and no such use of funds shall relieve Mortgagor from any default hereunder including the obligation to keep on deposit sufficient funds as required by Section 1.4.

                            1.11 Condemnation Awards.

         1.11.1 Should the Mortgaged Property or any part thereof or interest therein, be taken or damaged by reason of any public use or improvement or condemnation proceeding or in any other manner, or should the grade of any street be altered (collectively, "Condemnation") or should Mortgagor receive any notice or information regarding such Condemnation, Mortgagor shall give prompt written notice thereof to Mortgagee.

         1.11.2 Mortgagee shall be entitled to all awards, compensation, and other payment or relief granted in connection with such Condemnation and shall be entitled, at its option, to appear in its own name or the Mortgagor's name, in any action or proceeding relating thereto. In the event of such an appearance, Mortgagor agrees to pay reasonable attorneys' fees incurred by Mortgagee. All compensation, awards, damages, rights of action and proceeds awarded to Mortgagor (the "Proceeds") are hereby assigned to Mortgagee and Mortgagor agrees to execute such further assignments of the Proceeds as Mortgagee may require.

         1.11.3 In the event any portion of the Mortgaged Property is so taken or damaged, Mortgagee shall have the option in its sole and absolute discretion to apply all such Proceeds, after deducting therefrom all costs and expenses (regardless of the particular nature thereof or whether incurred with or without suit), including attorneys' fees incurred by it in connection with such Proceeds, upon any indebtedness secured hereby, or apply all such Proceeds after such deductions to the restoration of the Mortgaged Property upon such conditions as Mortgagee may determine. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any action done pursuant to such notice.

         1.11.4 Any amounts received by Mortgagee hereunder (after payment of any costs in connection with obtaining same) shall, if retained by Mortgagee, be applied in the same order as set forth in Section 6 of the Acquisition and Development Note secured hereby, notwithstanding that same may not then be due and payable.

                 1.12 Costs of Defending and Enforcing the Lien.

         Mortgagor shall pay all costs, charges and expenses, including appraisals, title examinations, and reasonable attorney's fees, which Mortgagee may incur in defending or enforcing the validity or priority of the legal operation and effect of this Mortgage, or any term, covenant or condition hereof, or in collecting any sum secured hereby, or in protecting the security of Mortgagee including without limitation being a party in any condemnation, bankruptcy or administrative proceedings, or, if an Event of Default shall occur, in administering and executing the trust hereby created and performing its powers, privileges and duties hereunder. Mortgagee may make advances or payments for such purposes but all advances or payments made by Mortgagee for such purposes shall be repayable immediately by Mortgagor and shall bear interest at the Default Rate from the date the same shall become due and payable until the date paid, and any such sum or sums with interest as aforesaid shall become a part of the indebtedness secured hereby; but no such advance or payment shall relieve Mortgagor from any default hereunder.

                    1.13 Modification of Terms; No Novation.

         Mortgagee may at any time, and from time to time, extend the time for payment of the indebtedness secured hereby, or any part thereof, or interest thereon, and waive, modify or amend any of the terms, covenants or conditions in the Note, in this Mortgage or in any other paper or document executed in connection with the Loan, in whole or in part, either at the request of Mortgagor or of any person having an interest in the Mortgaged Property, accept one or more notes in replacement or substitution of the Note, consent to the release of all or any part of the Mortgaged Property from the legal operation and effect of this Mortgage, take or release other security, release any party primarily or secondarily liable on the Note or hereunder or on such other security, grant extensions, renewals or indulgences therein or herein, apply to the payment of the principal and interest and premium, if any, of the indebtedness secured hereby any part or all of the proceeds obtained by sale or otherwise as provided herein, without resort or regard to other security, or resort to any one or more of the securities or remedies which Mortgagee may have and which in its absolute discretion it may pursue for the payment of all or any part of the indebtedness secured hereby, in such order and in such manner as it may determine, all without in any way releasing Mortgagor or any party secondarily liable from any of the terms, covenants or conditions of the Note, this Mortgage, or other paper or document executed in connection with the Loan, or relieving the unreleased Mortgaged Property from the legal operation and effect of this Mortgage for all amounts owing under the Note and this Mortgage. Mortgagee and Mortgagor recognize and agree that the provisions of this Mortgage, the Note and the other Loan Documents may be modified by agreement between Mortgagee and Mortgagor or their successors or assigns at any time before or after default (which modification may involve increasing the rate of interest in the Note, agreeing that other charges should be paid, or modifying any other provision in any such instruments). Mortgagee may extend the time of payment, may agree to alter the terms of payment of the indebtedness, and may grant partial releases of any portion of the property included herein. No such modification by Mortgagee and Mortgagor nor any such action by Mortgagee referred to above shall be a substitution or novation of the original indebtedness or instruments evidencing or securing the same, but shall be considered a possible occurrence within the original contemplation of the parties.

                            1.14 Books and Accounts.

         Mortgagor shall provide competent and responsible management, maintenance and operation of the Mortgaged Property and shall keep true books, records and accounts (collectively the "books") in which full, true and correct entries in accordance with sound accounting practice and principles applied on a consistent basis from year to year shall be made of all dealings or transactions with respect to the Mortgaged Property. Mortgagor represents and covenants that it keeps all such books at the Mortgaged Property and will continue to keep such books at the Mortgaged Property. Mortgagee and its designees shall have the right to audit all books, at the expense of Mortgagor, to verify reports and statements delivered under this Section.

                        1.15 Mortgaged Property Reports.

         Mortgagor will maintain full and accurate books of account and other records reflecting the results of the operations of the Mortgaged Property and will furnish, or cause to be furnished, to Mortgagee:

                  (i) on or before thirty (30) days after the end of each calendar month and on or before one hundred twenty
                           (120) days after the end of each fiscal year of Mortgagor, an operating statement for the Mortgaged Property, such reports to be in such form and in reasonable detail as Mortgagee may request, setting forth the financial condition and the income and expenses for the Mortgaged Property for the immediately preceding calendar month or fiscal year, as applicable, and a certificate executed by Mortgagor certifying that such report has been prepared in accordance with the cash- basis accounting, applied on a consistent basis, and fairly presents the results of the Mortgaged Property's operations for the period covered thereby and which report shall be certified by an independent certified public accountant with a national reputation acceptable to Lender in its sole discretion;


                  (ii) on or before one hundred twenty (120) days after the end of each fiscal year of Mortgagor, a certificate by Mortgagor certifying that, as of the date thereof, there does or does not (as the case may be) exist an event that constitutes, or that upon due notice or lapse of time or both would constitute an Event of Default or, if an Event of Default exists, specifying the nature thereof;

                  (iii)    immediate  notice of any material  adverse  change in
                           the  Mortgaged   Property's  financial  condition  or
                           business prospects;

                  (iv) on or before sixty (60) days prior to the start of each fiscal year an annual budget for the Mortgaged Property for the next fiscal year, in form and substance acceptable to Mortgagee, and

                  (v) upon request of Mortgagee, and at Mortgagor's expense, such other operating, financial and credit information as Mortgagee may reasonably request with respect to the Mortgaged Property.

         The fiscal year of the Mortgaged Property ends on June 30th. At any time and from time to time Mortgagor shall deliver to Mortgagee such other financial data as Mortgagee shall reasonably request with respect to the ownership, maintenance, use and operation of the Mortgaged Property, and Mortgagee shall have the right, at reasonable times and upon reasonable notice, to audit, examine, and make copies or extracts of Mortgagor's books of account and records relating to the Mortgaged Property, all of which shall be maintained and made available to Mortgagee and Mortgagee's representatives for such purpose at the address specified herein for Mortgagor or at such other location as Mortgagee may approve. Upon Mortgagee's request, Mortgagor shall also furnish Mortgagee with convenient facilities and all books and records necessary for an audit of such statements.


                       1.16 Financial Statements, Reports

                  (a) Mortgagor shall maintain full and accurate books of accounts and other records reflecting Mortgagor's financial conditions and transactions, and shall furnish, or cause to be furnished, to Mortgagee:

                  (i) within one hundred twenty (120) days after the end of each fiscal year of Mortgagor, financial statements (which shall mean and include a balance sheet, statement of cash flow and income statement for Mortgagor, such reports to be in such form and in reasonable detail as Mortgagee may request, setting forth the financial condition (including all contingent liabilities), cash flow and the income and expenses for Mortgagor for the immediately preceding fiscal year) of Mortgagor, prepared in accordance with generally accepted accounting principles consistently applied, and which fairly present the financial condition and transactions of Mortgagor as of the date thereof or for the period covered thereby, and audited and certified to by an independent certified public accountant firm acceptable to Mortgagee;

                  (ii) within sixty (60) days after the end of each fiscal year of Mortgagor, the same financial statements specified in clause (i) above, except that such financial statements need not be audited by an independent certified public accountant but must be certified to by Mortgagor;

                  (iii) a tax return for each fiscal year of Mortgagor from and after the date hereof, within thirty (30) days after same has been filed with the Internal Revenue Service, but in no event later than one hundred twenty (120) days after the end of each fiscal year (provided, however, if Mortgagor shall have duly filed for an extension of the filing deadline for such tax return, and promptly furnished evidence thereof to Mortgagee, then such tax return shall be delivered to Mortgagee on or before two hundred fifty-five (255) days after the end of such fiscal year);

                  (iv) on or before one hundred twenty (120) days after the end of each fiscal year of Mortgagor, a certificate by Mortgagor certifying that, as of the date thereof, there does or does not (as the case may be) exist an event which constitutes, or which upon due notice or lapse of time or both would constitute an Event of Default or, if an Event of Default exists specifying the nature thereof; and

                  (v) immediate notice of any material adverse changes in the financial condition or business prospects of Mortgagor. The fiscal year of Mortgagor ends on December 31st.

                  (b) Mortgagor shall cause any guarantor of the Loan (as identified and set forth in the Loan Agreement and herein collectively referred to as "Guarantor") (if Guarantor is more than one party, then each party constituting Guarantor) to promptly furnish or cause to be furnished to
Mortgagee:

                  (i) within one hundred twenty (120) days after the end of each fiscal year of Guarantor, financial statements (which shall mean and include a balance sheet, statement of cash flow and income statement for Guarantor, such reports to be in such form and in reasonable detail as Mortgagee may request, setting forth the financial condition (including all contingent liabilities), cash flow and the income and expenses for Guarantor for the immediately preceding fiscal year) of Guarantor, (1) prepared in accordance with generally accepted accounting principles consistently applied, as to Transeastern Properties of South Florida, Inc., a Florida corporation ("Transeastern Properties") and (2) prepared in a manner which fairly present the financial condition and transactions of each individual Guarantor and (y) as to each individual Guarantor, as of the date thereof or for the period covered thereby, and in a format approved by Lender as to any individual Guarantor, and (x) as to Transeastern, audited and certified to by an independent certified public accountant with a national reputation, certified and sworn to by each individual Guarantor under penalty of perjury;

                  (ii) a tax return for each fiscal year of Guarantor from and after the date hereof, as soon as available, but in no event later than one hundred twenty (120) days after the end of each fiscal year (provided, however, if Guarantor shall have duly filed for an extension of the deadline for such tax return, and promptly furnish evidence thereof to Mortgagee, then such tax return shall be delivered to Mortgagee on or before two hundred fifty- five (255) days after the end of such fiscal year);

                  (iii) on or before one hundred twenty (120) days after the end of each fiscal year of Guarantor, a certificate by Guarantor certifying that, as of the date thereof, there does or does not (as the case may be) exist an event which constitutes, or which upon due notice or lapse of time or both would constitute an event of default under the any guaranty executed by Guarantor or, if such event of default exists, specifying the nature thereof; and

                  (iv) immediate notice of any material adverse change in the financial condition or business prospects of Guarantor.

         The fiscal year of any individual Guarantor ends on December 31st, and as to Transeastern Properties, the fiscal year end is June 30th.

         (c) In the event Mortgagor fails to furnish or cause to be furnished any financial statement or report as required under this Subsection 1.16 or Mortgaged Property report as required under the preceding Subsection 1.15, Mortgagee may charge Mortgagor a $25.00 per day administrative fee for each day of delay in the submission of the required reports. Such fee shall not exceed $1,000.00; provided that if Mortgagor does not furnish or cause to be furnished any required statement or report within forty (40) days after the due date specified above, then Mortgagee may, at the expense of Mortgagor, cause a certified public accountant designated by Mortgagee to prepare such balance sheets and statements and the costs thereof shall become part of the principal secured hereby until repaid with interest at the rate of two percent (2%) per annum above the rate from time to time as set forth in the Note.

           1.17 Governmental Action Affecting the Mortgaged Property.

         Mortgagor agrees that in the event of the enactment of any law or ordinance, the promulgation of any zoning or other governmental regulation, or the rendition of any judicial decree restricting or affecting the use of the Mortgaged Property or rezoning the area wherein the same shall be situate which Mortgagee reasonably believes adversely affects the Mortgaged Property, Mortgagee may, upon at least sixty (60) days' written notice to Mortgagor, require payment of the indebtedness secured hereby at such time as may be stipulated in such notice, and the whole of the indebtedness secured hereby, shall thereupon become due and payable.

                         1.18 Use of Mortgaged Property.

         Mortgagor at all times shall operate the Mortgaged Property as required by and set forth in the Loan Agreement.

                          ARTICLE II. EVENTS OF DEFAULT

         The occurrence of one or more of the following events (herein called an "Event of Default") shall constitute and be an Event of Default:

                               2.1 Failure to Pay.

         Default shall be made in any payment and such default continues for five (5) days after notice to Mortgagor on account of the principal sum of the Note or interest thereon (including, without limitation, Yield Maintenance Fee (as defined in the Acquisition and Development Note), participation interest, shared appreciation interest or other additional interest, if any), charges and premiums, if any, when and as the same shall become due and payable as herein or in the Note or in the Loan Agreement provided.

  2.2 Transfer of the Mortgaged Property; Encumbrances; Business of Mortgagor.

         The Mortgagor fails to comply with subsections 1.1.3, 1.5.2 or 1.6.1(a) and, only as to prohibited liens, claims and other encumbrances, such default continues for fifteen (15) days after notice to Mortgagor.

                           2.3 Insurance Obligations.

         The Mortgagor fails to promptly perform or comply with any of the terms and conditions set forth in subsections 1.7.1, 1.7.4, 1.7.5, 1.7.6, 1.7.7, or
1.7.8 and such failure continues for fifteen (15) days after notice from Mortgagee to Mortgagor.

                            2.4 Hazardous Materials.

         The Mortgagor fails to promptly perform or comply with any of the terms and conditions set forth in Section 1.9 and such failure continues for thirty
(30) days after notice from Mortgagee to Mortgagor.

                     2.5 Default under Other Loan Documents.

         Default shall be made in the observance or performance of one or more of the terms, covenants or conditions of any other document, including but not limited to the Loan Agreement, executed in connection with the Loan, in which document or by the terms of this Mortgage or the Note, such default shall be stated to constitute a default in this Mortgage.

           2.6 Material Inaccuracy in Representations and Warranties.

         Any representations or warranties of Mortgagor set forth in this Mortgage or any document executed in connection with the Loan shall prove to be incorrect in any material respect as of the time when made.

                                 2.7 Bankruptcy.

         Any court of competent jurisdiction shall sign an order (i) adjudicating Mortgagor bankrupt, (ii) appointing a trustee or receiver of the property, or of a substantial part of the property of Mortgagor, or (iii) approving a petition for, or effecting, an arrangement in bankruptcy, or any other judicial modification or alteration of the rights of Mortgagee or of other creditors of Mortgagor; or if Mortgagor shall (A) file any petition or (B) consent to any other action seeking any such judicial order; or if Mortgagor shall make an assignment for the benefit of creditors or shall admit in writing inability to pay debts generally as they become due; the term "Mortgagor" in this subparagraph shall include severally any Guarantor and shall include severally any person or entity related to or connected with Mortgagor if the rights or enforcement of any remedies of Mortgagee are challenged, stayed, or affected in any proceedings involving that person or entity, including without limitation. Additionally, a subsequent bankruptcy of UDC Homes, Inc., a Delaware corporation ("UDC"), wherein a final order is entered adjudicating the Membership Marketing Agreement to be an executory contract and approving the rejection of such executory contract by UDC, shall also constitute an Event of Default under this Mortgage.


                          2.8 Dissolution of Mortgagor.

         If Mortgagor or its directors or stockholders shall institute any proceedings for the dissolution or liquidation of Mortgagor or fail to protect and preserve its independent corporate franchise or pay taxes imposed in connection therewith or comply with any and all additional requirements under applicable laws necessary thereto, or fail to secure and protect a certificate of authority to do its business in the State of Florida.


                     2.9 Transfer of Interest in Mortgagor.

         Default shall be made in subsection 1.5.2 hereof limiting transfer of the shares in and control of Mortgagor.

                                 2.10 Judgment.

         Unless adequately covered by insurance in the reasonable opinion of Mortgagee, the entry of a final judgment for the payment of money involving more than $25,000.00 against Mortgagor, or any Guarantor and the failure of the Mortgagor, or any Guarantor to cause the same to be discharged or bonded off to the satisfaction of Mortgagee within thirty (30) days from the date the order, decree or process under which or pursuant to which such judgment was entered.

                          2.11 Material Adverse Change.

         A material adverse change occurs in the financial condition of Mortgagor or of any Guarantor which would affect their respective abilities to perform their obligations under the Loan Documents.

                         2.12 Limiting Future Advances.

         If Mortgagor, pursuant to Florida Statutes 697.04(1)(b), as amended from time to time, shall file an instrument of record limiting the maximum amount which may be secured by this Mortgage.

                            2.13 Failure to Perform.

         Default shall be made in the observance or performance of one or more of the other terms, covenants or conditions on the part of Mortgagor contained herein or in the Note or in the commitment of the Mortgagee to make the Loan and the same not be cured within thirty (30) days after written notice thereof.

                              ARTICLE III. REMEDIES

                                3.1 Acceleration.

         If one or more of the Events of Default shall occur, Mortgagee may, at its option, declare the entire unpaid principal amount of the Note (if not already due and payable) to be due and payable immediately, and upon any such declaration the same shall become and be immediately due and payable, anything in the Note or in this Mortgage to the contrary notwithstanding; and in the event of any sale of all or any part of the Mortgaged Property, such unpaid principal amount shall automatically and without notice become so due and payable. If Mortgagee exercises Mortgagee's option to declare the entire unpaid principal amount of the Note to be due and payable, Mortgagor covenants to pay immediately the full amount of the indebtedness secured hereby even though foreclosure or other court proceedings to collect the indebtedness have not been commenced. Acceleration of maturity, once declared by Mortgagee, may at the option of Mortgagee, be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not rescind or affect in any way such acceleration of maturity.

                    3.2 Possession of the Mortgaged Property.

         If one or more of the Events of Default shall occur, Mortgagor shall, upon demand, forthwith surrender the actual possession, and, to the extent permitted by law, Mortgagee, by such officers or agents as it may appoint, may enter and take possession of the Mortgaged Property and may exclude Mortgagor, its agents and servants, wholly therefrom, and having and holding the same, may use, operate, manage and control the Mortgaged Property or any part thereof, and upon every such entry Mortgagee, at the expense of Mortgagor and of the Mortgaged Property, from time to time may make all necessary or proper repairs, renewals, replacements and useful or required alterations, additions, betterments and improvements (as provided in the Plans and the Approved Budget) (as such terms are defined in the Loan Agreement) to and upon the Mortgaged Property as to it may seem judicious and pay all costs and expenses of so taking, holding and managing the same, including reasonable compensation to its employees and other agents (including, without limitation, attorney's fees and management and rental commissions) and any taxes, assessments and other charges prior to the legal operation and effect of this Mortgage which Mortgagee may deem it wise or desirable to pay, and in such case Mortgagee shall have the right to manage the Mortgaged Property and to carry on the business and exercise all rights and powers of Mortgagor, either in the name of Mortgagor, or otherwise, as Mortgagee shall deem advisable; and Mortgagee shall be entitled to collect and receive all rents thereof and therefrom. The taking of possession and collection of rents by Mortgagee shall not be construed to be an affirmation of any lease or acceptance of attornment with respect to any lease of all or any portion of the Mortgaged Property. After deducting the expenses of operating the Mortgaged Property and of conducting the business thereof, and of all repairs, maintenance, renewals, replacements, alterations, additions, betterments, improvements (as provided in the Plans and the Approved Budget) and all payments which it may be required or may elect to make for taxes or other proper charges on the Mortgaged Property, or any part thereof, as well as just and reasonable compensation for all its employees and other agents (including, without limitation, attorney's fees and management and rental commissions) engaged and employed, the moneys arising as aforesaid shall be applied to the indebtedness secured hereby. Whenever all that is due upon the principal of and interest on the Note and under any of the terms of this Mortgage shall have been paid and all defaults made good, Mortgagee shall surrender possession to Mortgagor. The same right of entry, however, shall exist if any subsequent Event of Default shall occur.

                         3.3 Appointment of a Receiver.

         Until one or more of the Events of Default shall occur (but not thereafter), Mortgagor shall have possession of the Mortgaged Property and shall have the right to use and enjoy the same and to receive the rents thereof and therefrom. If one or more of the Events of Default shall occur, Mortgagee may apply, on ex parte motion to any court of competent jurisdiction, for the appointment of a receiver to take charge of, manage, preserve, protect, complete construction of and operate the Mortgaged Property and any business or businesses located thereon, to collect rents, issues, profits and income therefrom from whatever source derived; to make all necessary and needed repairs to the Mortgaged Property; to pay all taxes and assessments against the Mortgaged Property and insurance premiums for insurance thereon and thereupon it is hereby expressly covenanted and agreed that the court shall forthwith appoint such receiver with the usual powers and duties in like cases; and said appointment shall be made by the court as a matter of strict right to the Mortgagee, and without reference to the adequacy or inadequacy of the value of the Mortgaged Property, or to the solvency or insolvency of the Mortgagor; and after payment of the expense of the receivership, including reasonable attorneys' fees to Mortgagee's attorney, and after compensation to the receiver for management and completion of the Mortgaged Property, to apply the net proceeds derived therefrom in reduction of the indebtedness secured hereby or in such other manner as such court shall direct. All expenses, fees and compensation incurred pursuant to a receivership approved by such court shall be secured by the lien of this Mortgage until paid. The Mortgagor hereby specifically waives the right to object to the appointment of a receiver as aforesaid and hereby consents that such appointment shall be made as an admitted equity and as a matter of absolute right to the Mortgagee and that the same may be done without notice to the Mortgagor or any other defendant to such suit and without the requirement of any other showing and without regard to the adequacy of the security. Mortgagor shall deliver to the receiver appointed pursuant to the provisions of this Section, or to Mortgagee in the event of entry pursuant to the terms of the preceding Section, all original records, books, bank accounts, leases, agreements, security deposits of the tenants and all other materials relating to the operation of the Mortgaged Property.

              3.4 Possession and Disposition of Personal Property.

         3.4.1 If one or more of the Events of Default shall occur, Mortgagee may at its discretion require Mortgagor to assemble such items of the Mortgaged Property as may be designated by Mortgagee and make them available to Mortgagee at a place reasonably convenient to both parties to be designated by Mortgagee. Upon the occurrence of an Event of Default under this Mortgage, Mortgagee shall have the right to take possession of such items of the Mortgaged Property as Mortgagee may elect. In taking possession Mortgagee may proceed without judicial process if this can be done without breach of the peace. Mortgagee shall have the further right to remove such items of the Mortgaged Property as it may choose to any location or locations selected by Mortgagee, and Mortgagor shall pay the costs of such removal and for the storage and protection of such items immediately upon demand therefor.

         3.4.2 This Mortgage shall be construed as a security agreement and financing statement under the Florida Uniform Commercial Code as adopted and in force, from time to time, in the State of Florida, and shall be operative and effective as such in addition to, and not in substitution for, any other security agreement executed by Mortgagor in connection with the transaction secured hereby. Mortgagor agrees to and shall, upon the request of Mortgagee, execute and deliver to Mortgagee, in form satisfactory to Mortgage, such "financing statements," descriptions of property and such further assurances as Mortgagee, in its sole discretion, may, from time to time, consider necessary to create, perfect and preserve the lien and encumbrance hereof and the security interest granted herein upon and both the real property, the Improvements, and all rights and interest of Mortgagor in the Mortgaged Property described herein. Mortgagee, at the expense of Mortgagor, may cause such statements, descriptions and assurances, and this Mortgage to be recorded and re-recorded, filed and re-filed, at such times and in such places as may be required or permitted by law to so create, perfect and preserve the lien and encumbrance hereof and the security interest granted herein upon and in all of said Mortgaged Property. With respect to such Mortgaged Property, the Mortgagee is a "secured party" and the Mortgagor is a "debtor" under the Florida Uniform Commercial Code with its address being as set forth in this Mortgage. If Mortgagee elects to proceed under the Florida Uniform Commercial Code to dispose of some of the Mortgaged Property, Mortgagee shall give Mortgagor notice by certified mail, postage prepaid, return receipt requested, of the time and place of any public sale of any of such property or of the time after which any private sale or other intended disposition thereof is to be made by sending notice to Mortgagor at least five (5) days before the time of the sale or other disposition, which provisions for notice Mortgagor and Mortgagee agree are reasonable; provided, however, that nothing herein shall preclude Mortgagee from proceeding as to all the Mortgaged Property in accordance with the rights and remedies of Mortgagee in respect of the real property, as provided in Section 679.501(4), Florida Statutes (1994), as amended from time to time.

                              3.5 Foreclosure Sale.

         3.5.1 If one or more of the Events of Default shall occur, Mortgagee is authorized and shall have the power to foreclose this Mortgage and in case of sale in an action or proceeding to foreclose this Mortgage, Mortgagee shall have the right to sell the Mortgaged Property covered hereby in parts or as an entirety or in such parcels, manner or order as Mortgagee in its sole and absolute discretion may decide any provision of law to the contrary notwithstanding. It is intended hereby to give to Mortgagee the widest possible discretion permitted by law with respect to all aspects of any such sale or sales. Mortgagor, for itself and all who may claim under Mortgagor, waives and releases, to the extent that they lawfully may, all right to have the Mortgaged Property marshaled.

         3.5.2 Without declaring the entire unpaid principal balance due, Mortgagee may foreclose only as to the sum past due without injury to this Mortgage or the displacement or impairment of the remainder of the lien thereof and at such foreclosure sale the Mortgaged Property shall be sold subject to all remaining items of indebtedness and Mortgagee may again foreclose in the same manner as often as there may be any sum past due.

         3.5.3 Mortgagee may exercise all other remedies available, whether at law or equity, in such order as Mortgagee may elicit. All such other rights and remedies available to Mortgagee with respect to this Mortgage shall be cumulative and may be pursued concurrently or successively. The failure or omission on the part of Mortgagee to exercise the option for acceleration of maturity and/or foreclosure following any default, as aforesaid, or to timely exercise any other option, right, or remedy conferred upon the Mortgagee herein, or the acceptance by Mortgagee of partial payments hereunder, shall not constitute a waiver of any such default or the right to exercise any such option, but such option shall remain continuously in force. Acceleration of maturity, once claimed hereunder by Mortgagee, at the option of Mortgagee, may be rescinded by written acknowledgment to that effect by Mortgagee, but the tender and acceptance of partial payments alone shall not, in any way, effect or rescind such acceleration of maturity.

         3.5.4 Mortgagee may bid and become the purchaser at any sale under this Mortgage. If Mortgagee is the purchaser at any such sale, Mortgagee may apply the outstanding indebtedness against all or any portion of the purchase price, including the deposit.


                            ARTICLE IV. MISCELLANEOUS

                        4.1 Assignment of Bank Accounts.

         Upon an Event of Default under this Mortgage any funds on deposit with the Mortgagee in the name of any Mortgagor or pledged to Mortgagee and on deposit with the Bank of North America (other than those with respect to the sale of residential units under construction on any subdivided and improved lot within the Premises) in accordance with the Loan Agreement, and any securities and property given unto or left in the possession of the Mortgagee by any Mortgagor, whether as collateral security or held in escrow or otherwise or pledged to Mortgagee and on deposit with the Bank of North America (other than with respect to the sale of residential units under construction) in accordance with the Loan Agreement, is hereby assigned to the Mortgagee, shall be held by it as additional security and may be applied to the payment of any sums due it under the terms of the Note.

                           4.2 Estoppel Certificates.

         Mortgagor, upon request, made either personally or by mail, shall, within six (6) days in case the request is made personally, or within ten (10) days after the mailing of such request in case the request is made by mail, certify, by a writing duly acknowledged, to Mortgagee or to any proposed assignee of the Note, the amount of principal and interest then owing on the Note and whether any offsets or defenses exist against the indebtedness secured hereby. At the request of Mortgagee, such certificate shall also contain a statement that the Mortgagor knows of no Event of Default nor of any other default which, after notice or lapse of time or both, would constitute an Event of Default, which has occurred and remains uncured as of the date of such certificate, or, if any such Event of Default or other default has occurred and remains uncured as of the date of such certificate, then such certificate shall contain a statement specifying the nature thereof, the time for which the same has continued and the action which the Mortgagor has taken or proposes to take with respect thereto.

                              4.3 Future Advances.

         This Mortgage is given to secure not only the existing indebtedness of the Mortgagor to the Mortgagee evidenced by the Security Documents secured hereby, but also such future advances up to an additional amount equal to two hundred (200%) percent of the principal amount originally secured hereby as are made within twenty (20) years from the date hereof, plus interest thereon, together with any disbursements made by Mortgagee for payment of Impositions, taxes, insurance or other liens on the Mortgaged Property, together with interest on such disbursements at the highest rate permissible under Florida law, which advances shall be secured hereby to the same extent as if such future advances were made on this date. The total amount of indebtedness secured hereby may increase or decrease from time to time. This Mortgage shall also secure any sums due pursuant to the Security Documents as a charge, fee or premium expressly provided for in the Security Documents in the event of acceleration of any monetary obligations due to a default therein or a prepayment thereof. The provisions of this Section shall not be construed to imply any obligation on Mortgagee to make any future advances, it being the intention of the parties that any future advances shall be solely at the discretion and option of Mortgagee (except as may be otherwise expressly provided in the Loan Agreement.) Any reference to monetary obligations in this Mortgage shall be construed to reference any future advances made pursuant to this Section.

                              4.4 Partial Releases.

         Provided that Mortgagor shall not be in default hereunder, Mortgagee shall from time to time provide Mortgagor with partial releases of portions of the Mortgaged Property from the lien and effect of this Mortgage upon Mortgagor's compliance with the terms, conditions and covenants of the Loan Agreement.

                                4.5 Subrogation.

         This Mortgage, as additional security, is hereby subrogated to the lien or liens and to the rights of the owners and holders thereof of each and every mortgage, lien or other encumbrance on the Mortgaged Property, or any part thereof, or any claim or demand which is paid or satisfied, in whole or in part, out of the proceeds of the indebtedness secured hereby and the respective liens of said mortgages, liens and other encumbrances and claims and demands shall pass to and be held by Mortgagee as additional security for the indebtedness to Mortgagee to the same extent that they would have been preserved and would have been passed to and been held by Mortgagee had they each been duly and regularly assigned, transferred, set over and delivered to Mortgagee by separate deed of assignment, notwithstanding the fact the same may be or may have been satisfied and canceled of record, it being the intention of the parties hereto that the same will be satisfied and canceled of record at or about the time they are paid or satisfied out of the proceeds of the Loan.

                                  4.6 Notices.

         No notice or other communication shall be deemed given unless sent in the manner, and to the persons, specified in this Section. All notices and other communications hereunder shall be in writing and shall be deemed given (a) upon receipt if delivered personally (unless subject to clause(b)) or if mailed by registered or certified mail, (b) at noon on the date after dispatch if sent by overnight courier or (c) upon the completion of transmission (which is confirmed telephonically by the receiving party) if transmitted by telecopy or other means of facsimile which provides immediate or near immediate transmission to compatible equipment in the possession of the recipient, and in any case to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as will be specified by like notice):

If to Mortgagor:                    Transeastern Aberdeen Properties, Inc.
                                    3300 University Drive
                                    Coral Springs, Florida 33065
                                    Attn: Mr. Arthur J. Falcone, President
                                    Telecopy Number: (305) 346-9704
                                    Confirmation Number: (305) 346-9700

If to Mortgagee:                    Berkeley Federal Bank & Trust FSB
                                    1675 Palm Beach Lakes Boulevard
                                    Tenth Floor
                                    West Palm Beach, Florida  33401
                                    Attention: Legal Department
                                    Telecopy Number:  (407) 681-8177
                                    Confirmation Number:  (407) 681-8000

Notwithstanding the foregoing, any notice in fact received shall be effective as of the time of receipt.

                             4.7 Legal Construction.

         The Note and this Mortgage shall be construed according to the laws of the State of Florida (excluding Florida conflict of laws) and any court of competent jurisdiction of the State of Florida shall have jurisdiction in any proceeding instituted to enforce this Mortgage and any objections to venue are hereby waived.

                             4.8 Usury Limitations.

         No provision of this Mortgage or of the Note shall require the payment or permit the collection of interest or other sum in excess of the maximum permitted by applicable law, including a judicial determination. If any excess of interest or other sum in such respect is herein or in the Note provided for, or shall be adjudicated to be so provided for herein or in the Note, neither Mortgagor nor its successors or assigns shall be obligated to pay such interest or other sum in excess of the amount permitted by applicable law, including a judicial determination, and the right to demand the payment of any such excess shall be and hereby is waived. The provisions of this Section shall control all other provisions of this Mortgage, the Note and the Loan Agreement.

                           4.9 Title Insurance Policy.

         Mortgagor covenants and agrees to cause (i) all documents required by Mortgagee to be recorded or filed, including this Mortgage, and (ii) the title insurance policy, in accordance with the title binder previously accepted by Mortgagee, to be delivered to Mortgagee within forty-five (45) days from the date hereof.

                            4.10 Rights of Mortgagee.

         4.10.1 Rights Not Limited. The rights, powers, privileges and discretions (hereinafter collectively called the "rights") specifically granted to Mortgagee under this Mortgage are not in limitation of but in addition to those to which they are entitled under any general or local law relating to mortgages in the State of Florida, now or hereafter existing.

         4.10.2 Benefit to Successors and Assigns. The rights to which Mortgagee may be entitled shall inure to the benefit of its successors and assigns.

         4.10.3 Rights Cumulative. All the rights of Mortgagee are cumulative and not alternative and may be enforced successively or concurrently.

                                 4.11 No Waiver.

         Failure of Mortgagee to exercise any of its rights shall not impair any of its rights nor be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other such rights, nor shall it be effective unless in writing and signed by the party waiving the right. The acceptance by Mortgagee of any partial payment after default or an Event of Default, with or without knowledge of the default or Event of Default, shall not be a waiver of the default or Event of Default unless Mortgagee shall specifically state in writing that the acceptance waives the default or Event of Default or states further conditions which must be satisfied to constitute such a waiver. The failure of Mortgagee to exercise the option for acceleration of maturity, foreclosure, or either, following an Event of Default or to exercise any other option or privilege granted to Mortgagee hereunder in any one or more instances, shall not constitute a waiver of any such default, but such option or privilege shall remain continuously in force.

                        4.12 Mutual Waiver of Jury Trial.

         MORTGAGOR AND MORTGAGEE (BY ACCEPTANCE OF THIS MORTGAGE) EACH, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ALL RIGHT TO TRIAL BY JURY OF ANY AND ALL CLAIMS BETWEEN THEM ARISING UNDER THIS MORTGAGE, THE NOTE, THE LOAN AGREEMENT, OR ANY OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION, DIRECTLY OR INDIRECTLY, WITH THE LOAN, AND

ANY AND ALL CLAIMS ARISING UNDER COMMON LAW OR UNDER ANY STATUTE OF ANY STATE OR THE UNITED STATES OF AMERICA, WHETHER ANY SUCH CLAIMS BE NOW EXISTING OR HEREAFTER ARISING, NOW KNOWN OR UNKNOWN. IN MAKING THIS WAIVER MORTGAGEE AND MORTGAGOR ACKNOWLEDGE AND AGREE THAT ANY AND ALL CLAIMS MADE BY MORTGAGEE AND ALL CLAIMS MADE AGAINST MORTGAGEE SHALL BE HEARD BY A JUDGE OF A COURT OF PROPER JURISDICTION, AND SHALL NOT BE HEARD BY A JURY. MORTGAGEE AND MORTGAGOR ACKNOWLEDGE AND AGREE THAT THIS WAIVER OF TRIAL BY JURY IS A MATERIAL ELEMENT OF THE CONSIDERATION FOR THIS TRANSACTION. MORTGAGEE AND MORTGAGOR, WITH ADVICE OF COUNSEL, EACH ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING A LEGAL RIGHT BY AGREEING TO THIS WAIVER PROVISION.

                              4.13 No Partnership.

         Mortgagor acknowledges and agrees that nothing contained in the terms and conditions of this Mortgage or any other Loan Document shall be deemed to create a partnership, joint venture or joint enterprise between the parties hereto, each of which is acting independently and for its own account and benefit. The relationship created is that of lender and borrower. The Mortgagee's commitment to make the Loan and its financing of the development and construction of the improvements on the Mortgaged Property pursuant to the Loan Agreement, does not create, and shall not be deemed to create, a partnership, joint venture or joint enterprise between the parties.

                              4.14 Binding Effect.

         The terms and conditions agreed to by Mortgagor and the covenants of Mortgagor shall be binding upon the personal representatives, successors and assigns of Mortgagor and of each of them, but this provision does not waive any prohibition of assignment or any requirement of consent to an assignment under the other provisions of this Mortgage; any consent to an assignment shall not be consent to any further assignment, each of which must be specifically obtained in writing.

                                 4.15 Recitals.

         The recitals of this Mortgage are incorporated herein and made a part hereof.

                             4.16 Number and Gender.

         Wherever used herein the singular shall include the plural and the plural the singular, and the use of any gender shall include all genders.

                              4.17 Time of Essence.

         Time is of the essence of the obligations of Mortgagor in this Mortgage and each and every term, covenant and condition made herein by or applicable to Mortgagor.

                                 4.18 Captions.

         The captions of the Sections of this Mortgage are for the purpose of convenience only and are not intended to be a part of this Mortgage and shall not be deemed to modify, explain, enlarge, or restrict any of the provisions hereof.


                        4.19 Drafting of Loan Documents.

         The parties hereto acknowledge and agree that the terms, covenants, and conditions of the Loan Documents have been drafted, reviewed, negotiated, and revised by all the parties, with the assistance of counsel of their choice, and that should any ambiguities occur herein, such ambiguities shall not be construed or interpreted against one party or another by virtue of that party's status as drafting party.

         IN WITNESS WHEREOF, Mortgagor has caused this Mortgage to be duly executed on its behalf and its seal to be hereunto affixed as of the date first above written.


Witnesses:

_______________________________         TRANSEASTERN ABERDEEN
Print Name:____________________         PROPERTIES, INC., a Florida corporation

______________________________
Print Name: __________________            By:________________________________
                                             Arthur J. Falcone, President
                                             Address: 3300 University Drive
                                             Coral Springs, Florida 33065

                                              (Corporate Seal)


                               JOINDER AND CONSENT

         THE UNDERSIGNED, does hereby join in and consent to the execution of the foregoing Purchase Money First Mortgage, Security Agreement, Financing Statement and Assignment of Leases, Rents and Income with respect to the encumbrance of consulting, management, marketing and club membership fees, income, profits and revenues.


                                          UNIVERSITY PLAZA MANAGEMENT, INC.


___________________________               By:____________________________
Name: _____________________               Name:__________________________
                                          Title:_________________________
___________________________
Name: _____________________

STATE OF FLORIDA                      )
                                      ) SS:
COUNTY  OF ___________                )

         The foregoing instrument was acknowledged before me this ______ day of __________, 1995, by Arthur J. Falcone, as President of TRANSEASTERN ABERDEEN PROPERTIES, INC., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced _________________ as identification.

                                        _______________________________ Notary
                                        Public, State  of  Florida
                                        Commission Number______________
                                        Print Name:____________________
                                        My Commission expires:

STATE OF FLORIDA                      )
                                      ) SS:
COUNTY  OF ___________                )

         The foregoing instrument was acknowledged before me this ______ day of __________, 1995, by ____________, as ___________ of UNIVERSITY PLAZA
MANAGEMENT, INC., a Florida corporation, on behalf of the corporation. He/she is personally known to me or has produced _________________ as identification.

                                        _______________________________ Notary
                                        Public, State  of  Florida
                                        Commission Number______________
                                        Print Name:____________________
                                        My Commission expires:

                                   EXHIBIT A-1

                              PROPERTY DESCRIPTION

PARCEL NO. 1:

All of ABERDEEN-PLAT No. 2, according to the Plat thereof on file in the Office of the Clerk of the Circuit Court in and for Palm Beach County, Florida, recorded in Plat Book 55, at Pages 11 through 22;

LESS AND EXCEPT Tracts A - I, inclusive, and Tracts L1 - L7, inclusive, ABERDEEN-PLAT NO. 2, in Plat Book 55, at Pages 11 through 22;

LESS AND EXCEPT metes and bounds legal description attached hereto as Appendix "1";

LESS AND EXCEPT that portion replatted as ABERDEEN-PLAT NO. 3, in Plat Book 55, at Pages 23 through 25;

LESS AND EXCEPT that portion replatted as ABERDEEN-PLAT NO. 4, in Plat Book 55, at Pages 36 through 39;

LESS AND EXCEPT that portion replatted as ABERDEEN-PLAT NO. 5, in Plat Book 59, at Pages 86 and 87;

LESS AND EXCEPT that part of Hagen Ranch Road as described in Official Records Book 3502, at Page 1524;

LESS AND EXCEPT that part of N.W. 22nd Avenue, as described in Official Records Book 3502, at Page 1527;

LESS AND EXCEPT that part of Lake Worth Drainage District Canal L-20, as described in Official Records Book 5099, at Page 1842;

LESS AND EXCEPT that part of Lake Worth Drainage District Canal L-22, as described in Official Records Book 4652, at Page 531;

LESS AND EXCEPT that portion replatted as ABERDEEN-PLAT NO. 8, in Plat Book 59, at Pages 181 through 183;

LESS AND EXCEPT that portion replatted as ABERDEEN-PLAT NO. 9, in Plat Book 59, at Pages 178 through 180;

LESS AND EXCEPT ABERDEEN-PLAT NO. 10, according to the plat thereof, recorded in Plat Book 67, Page 195.

LESS AND EXCEPT that part of ABERDEEN-PLAT NO. 6, according to the plat thereof, recorded in Plat Book 59, Page 139, now known as the Condominiums of Stratford At Aberdeen I, Stratford At Aberdeen II, and Stratford At Aberdeen III, according to the Declarations recorded in Official Records Book 5860, at Page 1132, O.R. Book 5944, at Page 884 and O.R. Book 6443, at Page 444, respectively;

LESS AND EXCEPT Tracts C, D, F, G, and H of ABERDEEN-PLAT NO. 6, according to the plat thereof, recorded in Plat Book 59, at Page 139;

LESS AND EXCEPT that portion replatted as ABERDEEN-PLAT NO. 12, in Plat Book 60, at Page 41;

LESS AND EXCEPT ABERDEEN-PLAT NO. 13, according to the plat thereof, recorded in Plat Book 65, at Page 116;

LESS AND EXCEPT ABERDEEN-PLAT NO. 14, according to the plat thereof, recorded in Plat Book 66, at Page 3;

LESS AND EXCEPT ABERDEEN-PLAT NO. 15, according to the plat thereof, recorded in Plat Book 69, Page 63;

LESS AND  EXCEPT  Lots 3, 7, 10, 11, 12, 13, 14, 21, 22, 23, 24, 25, 26, 43, 44,
45, 46, 47 and 48, and Tracts W1 and W2, ABERDEEN-PLAT NO. 16, according to the plat thereof, recorded in Plat Book 71, at Page 159;

LESS AND EXCEPT Lots 3 through 8, inclusive 19, 20, 21, 22, 27, 28, 39, 40, 41, 42, 47, 48, 49, 50, 51, 52, 53, 54, 55, 56, 61, 62, 67, 68, 71, 72, 73 and 74,
and Tracts W3 and W4, ABERDEEN-PLAT NO. 17, according to the plat thereof, recorded in Plat Book 71, at Page 128;

LESS AND EXCEPT Lots 2, 3, 4, 17, 18, 19, 20, 21, 22, 23, 30, 35, 36, 38, 39, 40
and 41, and Tracts W1 and W2, ABERDEEN PLAT NO. 19, according to the plat thereof, recorded in Plat Book 72, at Page 135; and

LESS AND EXCEPT Lots 43 through 48, Tract O-2, and Tract W, ABERDEEN-PLAT NO. 7, according to the plat thereof recorded in Plat Book 74, at Page 161.


PARCEL NO. 2:

Lots 11 through 16, inclusive, 23 through 26, inclusive, 28, 30 through 35, inclusive, and 38, Block 2; Lots 1, 2, 5, 6, 7, 11, 12 and 15, Block 3; Lot 5, Lots 7 through 9, inclusive, and 11 through 20, inclusive, Block 4; all of Muirhead Circle, Desmond Drive, Estate Boulevard, and

Dorchester Road within ABERDEEN-PLAT NO. 8, according to the Plat thereof, recorded in Plat Book 59, at Page 181.

PARCEL NO. 3:

Lots 25, 26, 29, 34, 37, 60 and 62, ABERDEEN-PLAT NO. 10, according to the plat thereof, recorded in Plat Book 67, at Page 195.

PARCEL NO. 4:

A parcel of land being a portion of Tract "G", PARKWALK - PLAT NO. 1, as recorded in Plat Book 45, Pages 45 through 48, inclusive, Public Records of Palm Beach County, Florida; said parcel being more particularly described as follows:

Beginning at the Northeast corner of said Tract "G," said Point of Beginning being the intersection of the Southerly right-of-way line of Le Chalet Boulevard as recorded in Plat Book 44, Pages 77 and 78, Public Records of Palm Beach County, Florida and the West right-of-way line of Lake Worth Drainage District (L.W.D.D.) Canal E-3 as recorded in Official Records (O.R.B.) 2456, Page 319, Public Records of Palm Beach County, Florida; thence South 01(degree) 12' 07" West along said West right-of-way line of Canal E-3, a distance of 995.78 feet to a point on the North right-of-way line of Lake Worth Drainage District (L.W.D.D.) Canal L-21 as recorded in Official Records Book (O.R.B.) 3416, Pages 563 through 566 Public Records of Palm Beach County, Florida; thence North 88(degree) 24' 59" West along said North right-of-way line of Canal L- 21, a distance of 228.16 feet; thence North 01(degree) 12' 07" East, a distance of
913.46 feet to a point on said Southerly right-of-way line of Le Chalet Boulevard; thence North 71(degree) 42' 05" East along said Southerly right-of-way line, a distance of 242.04 feet to the above-described Point of Beginning.

PARCEL NO. 5:

A parcel of land lying in Sections 14 and 15, Township 45 South, Range 42 East, said parcel being more particularly described as follows:

Beginning at the Northeast corner of ABERDEEN-PLAT NO. 11, as recorded in Plat Book 60, Pages 38 through 40, as recorded in the Public Records of Palm Beach County, Florida; thence South 88(degree) 28' 16" East, a distance of 1,391.06 feet; thence South 01(degree) 31' 41" West along the West line of Parkwalk Plat No. 3A (Plat Book 59, Pages 74 through 75), a distance of 356.30 feet; thence South 66(degree) 30' 06" East, along the West line of said Plat, a distance of
230.03 feet; thence South 04(degree) 00' 00" East, along the West line of said Plat, a distance of 230.48 feet to a point along the Northerly right-of-way line of Parkwalk Drive; thence South 76(degree) 29' 39" West along said Northerly right-of-way line, a distance of 184.12 feet to a point of curvature; said curve being concave to the Northeast, having a central angle of 44(degree) 57' 28" and a radius of 1,760.00 feet; thence Westerly along the arc of said curve and said Northerly right-of-way line, a distance of 1,381.00 feet to a point of reverse curvature; said curve being concave to the Southwest, having a central angle of 13(degree) 10' 19", and a radius of 540.00 feet; thence

Northwesterly along the arc of said curve, a distance of 124.14 feet; thence North 01(degree) 28' 00" East along the East line of said ABERDEEN-PLAT 11, a distance of 496.09 feet of the aforementioned Point of Beginning.

                            APPENDIX 1 TO EXHIBIT A-1


A parcel of land being a portion of ABERDEEN-PLAT NO. 2, as recorded in Plat Book 55, at Pages 11 through 22, of the Public Records of Palm Beach County, Florida; said parcel being more particularly described as follows:

Beginning at the Southeast corner of said ABERDEEN-PLAT NO. 2, Golf Course - Tract "I"; said point being located on the Westerly right-of-way line of Jog Road (O.R.B. 4456, at Pages 581 through 584) and also located on the arc of a curve being concave to the Northeast, having a central angle of 05(degree) 55' 54", a radius of 2,592.06 feet and whose chord bears South 24(degree) 12' 49" East; thence Southerly along the arc of said curve and said right-of-way line, a distance of 268.35 feet to a point of tangency; thence South 27(degree) 10' 46" East, a distance of 209.74 feet; thence South 62(degree) 49' 14" West, a distance of 163.07 feet; thence North 82(degree) 29' 36" West, a distance of
373.32 feet; thence North 10(degree) 44' 04" East along said ABERDEEN-PLAT NO. 2, Lake - Water Management Tract "L-10", a distance of 369.89 feet; thence North 68(degree) 45' 08" East along South line of said ABERDEEN-PLAT NO. 2, Golf Course -Tract "I", a distance of 258.02 feet to the aforementioned Point of Beginning.

NOTE: Bearings as shown hereon are based on ABERDEEN-PLAT NO. 2 (P.B. 55, Pages 11 through 22) and all other bearings are relative thereto.

                                   EXHIBIT A-2

                      LEGAL DESCRIPTION OF THE MODEL HOMES



1. Lots 40 and 41, ABERDEEN-PLAT No. 17, according to the plat thereof recorded in Plat Book 71, Page 128.

2. Lots 44 and 45, ABERDEEN-PLAT No. 7, according to the plat thereof recorded in Plat Book 74, Page 161.

3. Lots 44 and 45, ABERDEEN-PLAT No. 16, according to the plat thereof recorded in Plat Book 71, Page 159.

4. Lots 39 and 40, ABERDEEN-PLAT No. 19, according to the plat thereof recorded in Plat Book 72, Page 135.

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS


         1. Taxes for the year(s) 1995, not yet due and payable, and any taxes and assessments levied or assessed subsequent to the effective date hereof.

         [To be inserted from information referenced in title commitment.]

                 A-Cert                            Shares

                 TRANSEASTERN PROPERTIES OF SOUTH FLORIDA, INC.

                              A FLORIDA CORPORATION

              SERIES A REDEEMABLE PREFERRED STOCK, PAR VALUE $0.01

                            29,000 SHARES AUTHORIZED

                               Name

                               Number (Shares)****

      of the Series A Redeemable Preferred Stock of Transeastern Properties of South Florida, Inc. which are fully paid and non-assessable and which are






_____________________________                __________________________________
                    PRESIDENT                                     SECRETARY